UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Adtalem Global Education Inc.

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ADTALEM

GLOBAL EDUCATION

2023 *NOTICE OF ANNUAL MEETING OF* SHAREHOLDERS, PROXY STATEMENT & ANNUAL REPORT

WALDEN
UNIVERSITY

American University of the Caribbean School of Medicine

CHAMBERLAIN UNIVERSITY

WALDEN UNIVERSITY
SET A COURSE FOR CHANGE

ROSS UNIVERSITY
SCHOOL OF MEDICINE

ROSS UNIVERSITY
SCHOOL OF VETERINARY MEDICINE

DOCTORS
ON CALL

2 Adtalem Global Education Inc.

About Us

Who We Are

Adtalem Global Education is a leader in post-secondary education and leading provider of professional talent to the healthcare industry. With a dedicated focus on driving strong outcomes that increase workforce preparedness, Adtalem empowers a diverse learner population to achieve their goals and make inspiring contributions to our global community. Adtalem is the parent organization of American University of the Caribbean School of Medicine, Chamberlain University, Ross University School of Medicine, Ross University School of Veterinary Medicine, and Walden University.

STUDENT FOCUSED

MISSION	VISION	PURPOSE

We provide global access to knowledge that transforms lives and enables careers.	To create a dynamic global community of lifelong learners who improve the world.	We empower students to achieve their goals, find success, and make inspiring contributions to our global community.

WE ARE 5 institutions	NEARLY 10,000 colleagues

WITH A NETWORK OF MORE THAN 300,000 alumni located in all 50 states – addressing nursing and physician shortages, particularly in underserved communities	WITH 27 operating campuses and satellite locations

As of October 1, 2023

Message from our President and CEO, Steve Beard

October 6, 2023

To our Shareholders:

We entered fiscal year 2023 with a determined focus on seamlessly integrating our five like-kind post-secondary institutions in a way that created value for our stakeholders, enhanced our value propositions and competitive positioning and set us up for long-term success. Because of this focus, fiscal year 2023 will be remembered as a pivotal year for Adtalem. The work undertaken to integrate and simplify our operating model and realize durable efficiencies across the enterprise is affording us the ability to sustainably invest to strengthen and accelerate the academic, operational and financial performance of our institutions. With an unwavering commitment to delivering outstanding student outcomes, we are expanding access to high-quality education, innovating with new learning modalities and developing curricula to prepare students to become practice-ready clinicians. Our new foundation will amplify our purpose-led mission for many years to come.

Our financial performance for the full year reflects the significant progress that we have made, surpassing expectations that we set at the onset of the year. The pandemic not only created challenges for traditional higher education, it also generated a heightened awareness of the widespread health disparities facing underserved communities across the U.S. As we settle into post-pandemic normalcy, our institutions – with a center of gravity in healthcare and market leading scale – are well positioned to address these challenges. Furthermore, we exited the year returning to student enrollment growth across a myriad of our programs as demand for healthcare, social and behavioral health and veterinary medicine professionals is greater than ever before. We continue to execute on our capital allocation priorities by strengthening our financial position—generating cash, reinvesting for future organic growth, optimizing capital structure and, importantly, returning excess capital back to you, our owners, through share repurchases.

Advancing Health Equity

As a mission-driven organization, our economic imperative is mutually reinforced by our social imperative. We are uniquely positioned to deliver highly qualified, diverse talent to healthcare professions facing critical workforce shortages - and to do so at scale. With more than 300,000 alumni across our institutions and nearly 10,000 colleagues dedicated to our mission, we are already making a significant impact that will continue to grow as we grow.

Across the country, tensions and inequities are palpable, ranging from economic dynamics—such as inflation and the widening wealth gap—to social justice reform, judicial rulings impacting college admissions criteria, and the polarization of political beliefs. Amid this landscape, achieving health equity has emerged as one of the greatest challenges that we face today, exacerbated by the talent deficit in the healthcare professions. At Adtalem, our mission, vision and values position us to be a force for good. We are investing to expand access, provide opportunity to a diverse community of learners who might have otherwise been overlooked, empower our students with the tools to succeed and support them as they become practicing clinicians in local and global communities.

Adtalem Global Education Inc.	2023 Proxy Statement 1

Our post-secondary programs are rigorous, responsive to the workforce needs of the healthcare industry and serve to expand access to attractive careers through the delivery of high-quality academic outcomes for our more than 75,000 students. Combined, American University of the Caribbean School of Medicine (AUC) and Ross University School of Medicine (RUSM) graduates had a 98% first-time residency attainment rate for 2022-2023 graduates1. Chamberlain University is the leading grantor of Bachelor of Science in Nursing (BSN) degrees to underrepresented minority students in the United States2, and Walden University is #1 among 380 accredited U.S. institutions for awarding research doctorates to African American students. And while veterinary medicine remains one of the least diverse professions in the U.S., over the past three years, 33% of Ross University School of Veterinary Medicine (RUSVM) graduates have been individuals of color. Advancing health equity—tackling systemic differences that exist in health status, access, and the distribution of resources which impact health outcomes—is at the core of everything we do.

Growth with Purpose

Looking ahead to fiscal year 2024, our Growth with Purpose strategy furthers our commitment to expand access to underserved communities and deliver outstanding student outcomes. Over the next three years, our focus is to drive organic growth through five pillars: enrollment, marketing, retention, pricing and programs. Growth with Purpose will further our position as the leading provider of professional talent to the healthcare industry.

I, and the entire leadership team, have more conviction than ever that our leading position in providing highly qualified, diverse healthcare talent to the U.S. healthcare system will continue to grow. And as workforce shortages across this system continue to intensify, our position as a systemically important component to solving this challenge will only be amplified.

On behalf of the entire Adtalem Global Education team and our board of directors, we thank you for your continued confidence in—and support of—our mission.

Steve Beard
President and Chief Executive Officer

1First-time residency attainment rate is the percent of students attaining a 2023-24 residency position out of all graduates or expected graduates in 2022-23 who were active applicants in the 2023 NRMP match or who attained a residency position outside the NRMP match.

2Analysis is based on FY2021 IPEDS data downloaded on 09/15/2022.

Underrepresented minority includes students who identify as: American Indian or Alaska Native, Black or African American, Hispanic or Latino, Native Hawaiian or other Pacific Islander.

2 2023 Proxy Statement	Adtalem Global Education Inc.

Proxy Summary

Notice of Annual Meeting of Shareholders

DATE AND TIME	PLACE	RECORD DATE
November 8, 2023 8:00 a.m. Central Standard Time Online check-in will be available beginning at 7:45 a.m. Central Standard Time. Please allow ample time for the online check-in process.	The Annual Meeting will be held entirely online at: www.virtualshareholdermeeting.com/ATGE2023.	September 22, 2023

ITEMS OF BUSINESS
Board Voting Recommendation
Proposal No. 1: Elect the ten nominees named in the accompanying Proxy Statement to serve as directors until the 2024 Annual Meeting of Shareholders	FOR each director nominee
Proposal No. 2: Ratify selection of PricewaterhouseCoopers LLP as independent registered public accounting firm	FOR
Proposal No. 3: Say-on-pay: Advisory vote to approve the compensation of our named executive officers (“NEOs”)	FOR
Proposal No. 4: Say-when-on-pay: Advisory vote to determine the frequency of shareholder advisory vote regarding compensation awarded to named executive officers	FOR 1 YEAR
Proposal No. 5: Amend the Company’s Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation	FOR

Shareholders will also consider such other business as may come properly before the Annual Meeting or any adjournment thereof.

To participate in the 2023 Annual Meeting, you will need the 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials.

This notice and Proxy Statement, voting instructions, and Adtalem Global Education Inc.’s 2023 Annual Report to Shareholders are being first sent or given to shareholders on or about October 6, 2023.

Douglas G. Beck

Senior Vice President, General Counsel, Corporate Secretary and Institutional Support Services

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:

VIA THE INTERNET	BY TELEPHONE	BY MAIL	VIRTUALLY
Visit the website listed on your proxy card	Call the telephone number on your proxy card	Sign, date, and return your proxy card in the enclosed envelope	Attend the Annual Meeting online at www.virtualshareholdermeeting.com/ ATGE2023.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 8, 2023. Our Proxy Statement and the Adtalem Global Education Inc. Annual Report for 2023 are available online at www.proxyvote.com or at our investor relations website, http://investors.adtalem.com.

Adtalem Global Education Inc.	2023 Proxy Statement 3

Proxy Summary

This summary highlights selected information about the items to be voted on at the Annual Meeting. It does not contain all of the information that you should consider in deciding how to vote. You should read the entire proxy statement carefully before voting.

OUR BOARD OF DIRECTORS

Director Nominees

Diverse mix of backgrounds, current and former CEOs, marketing and medical professionals, and a former finance executive at a leading global company.

		Director Since	Other Public Company Boards	Committee Memberships
Name and Principal Occupation	Age			AQC	AUD	COM	ER	NG
Stephen W. Beard President and CEO Adtalem Global Education Inc.	52	2021
William W. Burke INDEPENDENT President and Founder, Austin Highlands Advisors, LLC	64	2017	2
Mayur Gupta INDEPENDENT Chief Marketing Officer Kraken, Inc.	46	2021
Donna J. Hrinak INDEPENDENT Retired Senior Vice President, Corporate Affairs, Royal Caribbean Group	72	2018
Georgette Kiser INDEPENDENT Former Managing Director and CIO, The Carlyle Group	55	2018	3
Liam Krehbiel INDEPENDENT Chief Executive Officer and Founder, Topography Hospitality, LLC	47	2022
Michael W. Malafronte INDEPENDENT Chairman of the Board Adtalem Global Education Inc. Senior Advisor, Derby Copeland Capital	49	2016
Sharon L. O’Keefe INDEPENDENT Retired President, University of Chicago Medical Center	71	2020	1
Kenneth J. Phelan INDEPENDENT Senior Advisor Oliver Wyman Inc.	64	2020	1
Lisa W. Wardell Former Chairman of the Board Adtalem Global Education Inc.	54	2008	1

Academic Quality Committee	Audit and Finance Committee	Compensation Committee	External Relations Committee	Nominating & Governance Committee	Audit Committee Financial Expert	Committee Chair

4 2023 Proxy Statement	Adtalem Global Education Inc.

Proxy Summary

BOARD HIGHLIGHTS

BOARD INDEPENDENCE	SKILLS AND EXPERIENCE

BOARD DIVERSITY

Adtalem Global Education Inc.	2023 Proxy Statement 5

Proxy Summary

CORPORATE GOVERNANCE HIGHLIGHTS

Shareholder Engagement

We conduct regular outreach and engagement with our shareholders and value their insight and feedback.

OUR OUTREACH

We reached out to our shareholders representing approximately 90% of shares owned.

Ongoing Enhancements

Our Board continually monitors best practices in corporate governance and, consistent with feedback from shareholders and other stakeholders, has taken the following actions in recent years:

2023

●
Appointed an independent Chairman of the Board
●
Conducted a Board composition analysis to align the current and future skills and experiences represented on the Adtalem Board with the Company’s evolving strategic objectives
●
Updated our Stock Ownership Guidelines to limit the type of equity awards that count toward compliance to only the pre-tax value of unvested restricted stock units

2022

●
Amended our Director Nominating Process to consider expertise on climate change, climate-related risks, and cybersecurity
●
Amended the charters of our Audit and Finance, Compensation, and External Relations Committees to provide additional responsibility and oversight of environmental, social, and governance (“ESG”) matters
●
Added a new director who is committed to improving equity in education for underserved communities

2021

● Refreshed our Board by adding three new directors including our new CEO and a director with significant expertise in digital marketing

2020

●
Refreshed our Board by adding two new directors with significant expertise in healthcare and risk oversight
●
Amended the charter of our External Relations Committee to clarify its responsibilities for oversight of our sustainability strategy, including environmental and social policies

2019

●
Appointed a Lead Independent Director when our CEO was appointed as our Chairman of the Board
●
Enhanced our proxy statement to focus on disclosures in key areas of investor interest
●
Increased stock ownership requirements for our executive officers

2018

● Broadened our shareholder outreach program and increased Board involvement

6 2023 Proxy Statement	Adtalem Global Education Inc.

Proxy Summary

Ongoing Best Practices

BOARD COMMITTEES

•
We have five Board committees – Academic Quality, Audit and Finance, Compensation, External Relations, and Nominating & Governance, each of which typically meets at least four times per year
•
The Chair of each committee, in consultation with the committee members, determines the frequency and length of committee meetings
•
Our Board and each of its committees are authorized to retain independent advisors at Adtalem’s expense

DIRECTOR STOCK OWNERSHIP

•
60% of our non-employee directors’ annual compensation (excluding fees for other additional roles) is in the form of restricted stock units (“RSUs”)
•
Our non-employee directors (other than those who are affiliated with our shareholders) are subject to a policy requiring their ownership of shares with a value equal to or in excess of three times their annual retainer

CONTINUOUS IMPROVEMENT

•
New directors receive a tailored, two-day, live training program about Adtalem and its institutions from management
•
Our directors are encouraged to participate in director-oriented training and board education programs
•
The Board annually undergoes a self-assessment process to critically evaluate its performance at a committee and Board level

COMMUNICATION

• Our Board engages in open and frank discussions with each other and with senior management • Our directors have access to all members of management

Adtalem Global Education Inc.	2023 Proxy Statement 7

Proxy Summary

EXECUTIVE COMPENSATION HIGHLIGHTS

●Strong linkage of pay to individual, institutional, and financial performance
●Balanced compensation program aligning performance to interests of shareholders, students, and other stakeholders

Our Compensation Framework

2023 COMPENSATION SNAPSHOT

		Objective	Time Horizon	Performance Measures	Additional Explanation
Salary (cash)	Base Salary	Reflect experience, market competition and scope of responsibilities	Reviewed Annually	● Assessment of performance in prior year.	● Represents 12% to 35% of target Total Direct Compensation for Mr. Beard and other NEOs (on average), respectively.

Annual Incentive (cash)	MIP	Reward achievement of short-term operational business priorities	1 year	● Revenue ● Adjusted Earnings Per Share (“EPS”)* ● Individual Performance Modifier	● Represents 15% to 23% of target Total Direct Compensation for Mr. Beard and other NEOs (on average), respectively.

Long-Term Incentive (equity)	RSUs	Align interests of management and shareholders, and retain key talent	3 year ratable	● Stock price growth	● Represents 40% of NEO LTI granted in FY23.**
	Revenue Growth PSUs	Reward achievement of multi-year financial goals, align interests of management and shareholders, and retain key talent	3 year cliff	● Revenue Growth	● Represents 60% of NEO LTI granted in FY23.**
	EBITDA Margin PSUs			● EBITDA Margin
*	The Management Incentive Plan (“MIP”) payout for executive leadership of the institutions is also based on revenue and adjusted operating income at such executive’s institution.
**

The total long-term incentive (“LTI”) award consisting of both RSUs and PSUs represents 73% of target Total Direct Compensation for Mr. Beard and 42% of target Total Direct Compensation for other NEOs (on average).

SUSTAINABILITY AND COMMUNITY RELATIONS

Adtalem is committed to a holistic approach to our communities, providing quality learning and working opportunities, caring for the places where we operate, and conducting our business in a transparent and responsible manner. We advanced our ESG strategy during fiscal year 2023 and remained steadfastly focused on our overarching philosophy of stewardship.

8 2023 Proxy Statement	Adtalem Global Education Inc.

Proxy Summary

ADTALEM GLOBAL EDUCATION SUSTAINABILITY COMMITMENT

Adtalem Global Education operates in a sustainable, ethical, and responsible manner as we increase access and equity in education and workforce training. Adtalem is committed to protecting the environment, increasing climate awareness and resilience, continuously increasing our diverse and inclusive culture, and investing in the well-being of the communities where we teach, learn, and work.

Environmental Stewardship

In fiscal year 2020 we launched multi-year environmental goals through 2024 that encompass our strategic approach to reducing our carbon footprint, embracing renewable energy, and enhancing waste management practices. Through these goals, Adtalem is addressing environmental issues that help safeguard the environment and our communities.

Social Practices

As a global, scaled healthcare education enterprise, we are uniquely positioned to address the deep inequities and shortages across the healthcare system. We remain focused on bridging this gap through increased access to education and support for underrepresented students and by working directly with healthcare systems to place qualified healthcare professionals into critically needed positions. We do this by embracing the power of diversity, equity, and inclusion and forging strong partnerships to educate students and provide essential workers to employer partners, all while maintaining our steadfast focus on helping improve communities and healthcare systems.

Governance Practices

We have significant female and multicultural representation on our Board. We continue to engage in active Board refreshment and in 2023 conducted a board composition analysis to align the current and future skills and experiences represented on the Adtalem Board with the Company’s evolving strategic objectives and enable Adtalem to proactively plan for ongoing Board refreshment.

Community Engagement and Philanthropy

As a mission-driven organization and responsible corporate citizen, our commitment to social impact goes beyond the classroom. We support charitable and civic organizations across the globe that share our values by way of the Adtalem Global Education Foundation and corporate philanthropy. Through corporate giving efforts, Adtalem provided $221,671 to global community and civic partners in fiscal year 2023. Additionally, the Adtalem Global Education Foundation awarded grants totaling $564,775 to support organizations that align with its focus areas of strengthening the pipeline to careers in healthcare, addressing healthcare disparities, increasing access to quality educational opportunities for underserved populations, and promoting economic growth through skills-based workforce development.

Expanding Educational Access

We have created sustainable strategies to engage and support students from historically underrepresented groups and our intentional approach continues to yield industry-leading results. In fiscal year 2023, 83% of the total student population in our five degree-conferring institutions identified as female and 52% as people of color or ethnically diverse. We are the largest grantor of nursing degrees in the U.S., the largest grantor of Bachelor of Science in Nursing, Master of Science in Nursing-Family Nurse Practitioner, and Doctor of Nursing Practice degrees to minority students[1] and the number one provider of Black MD graduates, more than any U.S. medical school.[2] Our veterinarian school has an average of 400 graduates per year and in 2021 it produced over 8% of all U.S. graduates at U.S. and international schools. Furthermore, over the past three years, one of three graduates from our veterinarian school have been people of color. We have a unique opportunity to improve the state of healthcare by changing the face of those who deliver it.

Empower Scholarship Fund

The Empower Scholarship Fund is another avenue through which we champion social impact efforts, supporting students with the greatest need in continuing their educational aspirations through their chosen programs at Adtalem institutions. During fiscal year 2023, the Empower Scholarship Fund awarded $301,700 in scholarships, and since 2016, it has provided 2,629 scholarships totaling more than $4.9 million.

1 Analysis is based on FY2021 IPEDS data downloaded on 09/15/2022. Under-represented minority includes students who identify as: American Indian or Alaska Native, Black or African American, Hispanic or Latino, Native Hawaiian or other Pacific Islander.

2 Based on 2020-2021 data.

Adtalem Global Education Inc.	2023 Proxy Statement 9

Proxy Summary

DIVERSITY, EQUITY, AND INCLUSION

At Adtalem, diversity, equity, and inclusion (DEI) is core to our mission. Our DEI commitments are far-reaching – from our emphasis on cultivating a workplace culture where differences are celebrated to our inclusive admission process and focus on advancing health equity in the communities we serve. We are proud to stand for equality and social justice at the enterprise level and across our family of institutions, and we remain committed to equipping a diverse community of learners to be the culturally aware professionals our communities desperately need.

10 2023 Proxy Statement	Adtalem Global Education Inc.

1	MESSAGE FROM OUR PRESIDENT AND CEO, STEVE BEARD

3	NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

4	PROXY SUMMARY
4	Our Board of Directors
5	Board Highlights
6	Corporate Governance Highlights
8	Executive Compensation Highlights
8	Sustainability and Community Relations
10	Diversity and Inclusion

12	PROPOSAL NO. 1 ELECTION OF DIRECTORS
13	Board Composition
23	Director Nominating Process
23	Board Succession Planning
25	Board Structure and Operations
28	Key Board Responsibilities
31	Board Practices and Policies
32	Director Compensation

34	PROPOSAL NO. 2 RATIFY SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
34	Selection and Engagement of Independent Registered Public Accounting Firm
34	Pre-Approval Policies
35	Audit Fees and Other Fees
36	Audit and Finance Committee Report

38	PROPOSAL NO. 3 SAY-ON-PAY: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS (“NEOs”)
38	Compensation Discussion & Analysis
56	Compensation Committee Report

57	EXECUTIVE COMPENSATION TABLES
57	2023 Summary Compensation Table
58	2023 Grants of Plan-Based Awards
59	2023 Outstanding Equity Awards at Fiscal Year-End
60	2023 Options Exercises and Stock Vested
61	2023 Nonqualified Deferred Compensation
61	2023 Nonqualified Deferred Compensation Plan
61	2023 Potential Payments Upon Termination or Change-In-Control
63	CEO Pay Ratio
64	Pay Versus Performance
67	Equity Compensation Plan Information

68	PROPOSAL NO. 4 DETERMINE THE FREQUENCY OF SHAREHOLDER ADVISORY VOTE REGARDING COMPENSATION AWARDED TO NAMED EXECUTIVE OFFICERS

69	PROPOSAL NO. 5 AMEND THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION

71	VOTING SECURITIES AND PRINCIPAL HOLDERS
71	Security Ownership of Certain Beneficial Owners
71	Security Ownership by Directors and Executive Officers

73	ADDITIONAL INFORMATION
73	Voting Instructions
74	Voting Information
75	Proxy Solicitation
75	Shareholder Proposals for 2024 Annual Meeting
76	Availability of Form 10-K
76	Householding
76	Delinquent Section 16(a) Reports
76	Other Business

A-1	APPENDIX A – SUMMARY OF SPECIAL ITEMS EXCLUDED FOR PERFORMANCE ASSESSMENT

Adtalem Global Education Inc.	2023 Proxy Statement 11

PROPOSAL NO. 1

Election of Directors

The Board has nominated ten of Adtalem’s eleven sitting directors and recommends their re-election, each for a term to expire at the 2024 Annual Meeting. All of the nominees have consented to serve as directors if elected at the Annual Meeting. Dr. Charles DeShazer has informed the Board that he is not standing for re-election and will retire from the Board at the Annual Meeting. Dr. DeShazer has served on the Adtalem Board since 2021 and the Board sincerely appreciates Dr. DeShazer’s service to Adtalem. Dr. DeShazer’s decision to not stand for re-election is not the result of any disagreement with the Company.

It is intended that all shares represented by a proxy in the accompanying form will be voted for the election of each of Stephen W. Beard, William W. Burke, Mayur Gupta, Donna J. Hrinak, Georgette Kiser, Liam Krehbiel, Michael W. Malafronte, Sharon L. O’Keefe, Kenneth J. Phelan, and Lisa W. Wardell as directors unless otherwise specified in such proxy. A proxy cannot be voted for more than ten persons. In the event that a nominee becomes unable to serve as a director, the proxy committee (appointed by the Board) will vote for the substitute nominee that the Board designates. The Board has no reason to believe that any of the nominees will become unavailable for election.

Each nominee for election as a director is listed below, along with a brief statement of his or her current principal occupation, business experience, and other information, including directorships in other public companies held as of the date of this Proxy Statement or within the previous five years. Under the heading “Relevant Experience,” we describe briefly the particular experience, qualifications, attributes, or skills that led to the conclusion that these nominees should serve on the Board. As explained below under the caption “Director Nominating Process,” the Nominating & Governance Committee looks at the Board as a whole, attempting to ensure that it possesses the characteristics that the Board believes are important to effective governance.

APPROVAL BY SHAREHOLDERS

You have the option to vote FOR, AGAINST or ABSTAIN with respect to the election of each director nominee. The election of each of the ten nominees for director listed below requires the affirmative vote of a majority of the shares of Common Stock of Adtalem represented at the Annual Meeting. Adtalem maintains a majority voting standard for uncontested elections (when the number of nominees is the same as the number of directors to be elected), so for a nominee to be elected as a member of the Board, the nominee must receive the affirmative vote of a majority of the shares of Common Stock of Adtalem represented at the Annual Meeting. Abstentions and broker non-votes, if any, will be counted as votes AGAINST each director nominee. See VOTING INFORMATION - Effect of Not Casting Your Vote. Shareholders may not cumulate their votes in the election of directors. If a nominee for re-election fails to receive the requisite majority vote where the election is uncontested, such director must promptly tender his or her resignation to Adtalem’s Chairman or Adtalem’s General Counsel and Corporate Secretary, subject to acceptance by the Board.

Unless otherwise indicated on the proxy, the shares will be voted FOR each of the nominees identified below.

The Board of Directors recommends a vote FOR each of the nominees identified below.

12 2023 Proxy Statement	Adtalem Global Education Inc.

Proposal No. 1 Election of Directors

BOARD COMPOSITION

Director Nominees

Stephen W. Beard, Chief Executive Officer President and CEO, Adtalem Global Education Inc. Age: 52 Director since: 2021

Career Highlights

Mr. Beard was appointed Adtalem’s President and CEO and a director on our Board in September 2021. Previously, Mr. Beard served as Adtalem’s Chief Operating Officer (COO), responsible for the vision, leadership, and financial performance of Adtalem’s former Financial Services vertical. In addition, Mr. Beard led the company’s strategy, corporate development, government and regulatory affairs, investor relations, communications and civic engagement activities and mobilized a variety of operational and corporate initiatives to accelerate Adtalem’s global performance.

Prior to taking on the responsibility of COO in 2019 and responsibility for the former Financial Services vertical in 2020, Mr. Beard served as Senior Vice President, General Counsel and Corporate Secretary in 2018.

Prior to Adtalem, Mr. Beard was executive vice president, chief administrative officer and general counsel of Heidrick & Struggles International, Inc. (NASDAQ:HSII), where he directed global legal operations for the company and oversaw a variety of enterprise-level functions including strategy and corporate development.

Prior to joining Heidrick & Struggles, Mr. Beard was in private practice with Schiff Hardin, LLP in Chicago, where he was a member of the firm’s corporate and securities group, advising public and private companies in mergers and acquisitions, corporate finance and corporate governance matters.

Mr. Beard began his legal career as a law clerk for the Honorable Frank Sullivan, Jr. (ret.), associate justice of the Indiana Supreme Court.

Mr. Beard has been active in a variety of community and civic matters and currently serves on the board of the venture philanthropy fund, A Better Chicago.

Mr. Beard received his bachelor’s degree from the University of Illinois at Urbana-Champaign and his juris doctor degree from the Maurer School of Law at Indiana University.

Relevant Experience

Mr. Beard’s experience as our CEO and his prior service as Adtalem’s COO and General Counsel give him deep knowledge of Adtalem’s operations and strategy. Mr. Beard’s experience in refining Adtalem’s portfolio strategy, executing the DeVry University, Carrington College and Adtalem Brazil divestitures, and spearheading the acquisition of Walden University, coupled with his success in leading the Financial Services segment prior to its divestiture, have played an integral role in positioning Adtalem for long-term growth.

Adtalem Global Education Inc.	2023 Proxy Statement 13

Proposal No. 1 Election of Directors

William W. Burke, Independent President and Founder, Austin Highlands Advisors, LLC Age: 64 Director since: 2017 Committees: Audit and Finance (Chair) Compensation

Career Highlights

Mr. Burke has been a director of Adtalem since January 2017. He served as our Lead Independent Director from July 2019 through November 2022. Since November 2015, Mr. Burke has served as President of Austin Highlands Advisors, LLC, a provider of corporate advisory services. He served as Executive Vice President & Chief Financial Officer of IDEV Technologies, a peripheral vascular devices company, from November 2009 until the company was acquired by Abbott Laboratories in August 2013. From August 2004 to December 2007, he served as Executive Vice President & Chief Financial Officer of ReAble Therapeutics, a diversified orthopedic device company which was sold to The Blackstone Group in a going private transaction in 2006 and subsequently merged with DJO Incorporated in November 2007. Mr. Burke remained with ReAble Therapeutics until June 2008. From 2001 to 2004, he served as Chief Financial Officer of Cholestech Corporation, a medical diagnostic products company.

Mr. Burke received his bachelor’s degree in Finance from The University of Texas at Austin and an MBA from The Wharton School of the University of Pennsylvania.

Board Service

Mr. Burke has served on numerous public and private company boards including serving as a board chairman and a lead independent director. Since June 2022, he has served on the board of directors of Ceribell Inc., a privately-held medical technology company. Mr. Burke currently serves as the chair of Ceribell’s audit committee. He has served on the board of Tactile Systems Technology, Inc. (Nasdaq: TCMD) since 2015 and currently serves as Chairman of the Board. He previously served on the board of Invuity, Inc. (acquired by Stryker Corp. in 2018), LDR Holding Corporation (acquired by Zimmer Biomet in July 2016), and Medical Action Industries (acquired by Owens & Minor in October 2014).

Relevant Experience

Mr. Burke has significant experience as a senior executive and as a board member of multiple public companies, including growth-oriented healthcare technology companies. His extensive understanding of culture, financing, and operating strategy, enhances the Board’s corporate governance and strategy capabilities.

14 2023 Proxy Statement	Adtalem Global Education Inc.

Proposal No. 1 Election of Directors

64 Director since: 2017 Audit and Finance (Chair) Compensation
Mayur Gupta, Independent Chief Marketing Officer, Kraken, Inc. Age: 46 Director since: 2021 Committees: Academic Quality External Relations

Career Highlights

Mr. Gupta has been director of Adtalem since August 2021. Mr. Gupta has been the Chief Marketing Officer for Kraken, Inc., a U.S.-based cryptocurrency exchange and bank, since April 2022. Previously, he was the Chief Marketing & Strategy Officer for Gannett Co., Inc., a subscription-led and digitally focused media and marketing solutions company (“Gannett”). Mr. Gupta was responsible for leading the transformation and growth of Gannett from the largest news media company to a content subscription platform. Mr. Gupta joined Gannett in September 2020. Mr. Gupta served on the board of Gannett from October 2019 until September 2020 when he stepped down from the board to become the Chief Marketing & Strategy Officer.

Prior to joining Gannett, Mr. Gupta served as the Chief Marketing Officer for Freshly, a growing food-technology company, from January 2019 until September 2020, where he oversaw all consumer-faced marketing, including driving growth, building the brand, and enhancing the company’s consumer insights. Before joining Freshly, Mr. Gupta led digital initiatives at several companies, including from October 2016 to January 2019 as Vice President, Growth and Marketing at Spotify, the media services provider, and from August 2015 to September 2016 as Executive Vice President, Chief Marketing Officer and earlier as Senior Vice President, Omni-Channel Consumer Marketing and Head of Digital Platforms at Healthgrades, a healthcare scheduling company. From August 2012 to July 2015, Mr. Gupta was the first Chief Marketing Technologist at Kimberly-Clark, one of the largest consumer goods companies. For the preceding 12-years, from 2001 to 2012, he was a Technology Leader at SapientNitro (now part of Publicis).

Mr. Gupta was named to Forbes World’s Most Influential Chief Marketing Officers list for 2021.

Relevant Experience

Mr. Gupta’s expertise across the digital marketing space, in combination with his background in technology, is helping the Board drive the Company’s next phase of growth and impact. Mr. Gupta’s ability to implement data-driven strategies to drive business growth and increase shareholder value will assist the Company in developing its own growth plans.

Adtalem Global Education Inc.	2023 Proxy Statement 15

Proposal No. 1 Election of Directors

Donna J. Hrinak, Independent
Retired Senior Vice President, Corporate Affairs, Royal Caribbean Group

Age: 72
Director since: 2018

Committees:
External Relations (Chair)
Audit and Finance

Nominating & Governance

Career Highlights

Ms. Hrinak has been a director of Adtalem since October 2018. Ms. Hrinak served as Senior Vice President, Corporate Affairs, Royal Caribbean Group from 2020 through 2023. Previously she served as President of Boeing Latin America (2011-2020) where she opened Boeing’s first three offices in the region and oversaw all aspects of operations, from commercial and defense product sales to research and technology. Prior to Boeing, she served as Vice President Global Public Policy and Governmental Affairs/Vice President for Public Policy at PepsiCo (2008-2011) and also held a role at Kraft Foods (2006-2008), where she managed the Latin American and European Corporate Affairs teams. Prior to that, she served as a Senior Counselor for Trade and Competition at the law firm of Steel Hector & Davis and held a role with the strategic advisory firm of Kissinger McLarty Associates.

Before entering the private sector, Ms. Hrinak was a career officer in the U.S. Foreign Service, and served as U.S. Ambassador to Brazil, Venezuela, Bolivia, and the Dominican Republic, as well as Deputy Assistant Secretary in the State Department.

She holds a bachelor’s degree in Multidisciplinary Social Science from Michigan State University and also attended The George Washington University and the University of Notre Dame School of Law.

Relevant Experience

Ms. Hrinak’s extensive experience at a senior level in both the public and private sectors overseeing complex multi-cultural organizations and regulatory policy brings insight to the Board directly applicable to Adtalem’s regulatory environment and the international operations of its institutions.

16 2023 Proxy Statement	Adtalem Global Education Inc.

Proposal No. 1 Election of Directors

Georgette Kiser, Independent Former Managing Director and CIO, The Carlyle Group Age: 55 Director since: 2018 Committees: Academic Quality (Chair) Nominating & Governance

Career Highlights

Ms. Kiser has been a director of Adtalem since May 2018. Ms. Kiser is an operating executive/independent advisor who helps lead due diligence and technical strategies across various private equity and venture capital firms. Previously, she was managing director and chief information officer (CIO) at The Carlyle Group, responsible for leading the firm’s global technology and solutions organization and driving IT strategies. Prior to her role at The Carlyle Group, she was in various executive roles at T. Rowe Price from 1996 to 2015, including Vice President and Head of Enterprise Solutions and Capabilities. She was a consultant and Software Engineer at Martin Marietta Management Data Systems from 1993 to 1995, and a Software Design Engineer in the Aerospace Division of the General Electric Company from 1989 to 1993.

Ms. Kiser received a bachelor’s degree in Mathematics with a concentration in Computer Science from the University of Maryland, a M.S. in Mathematics from Villanova University, and an MBA from the University of Baltimore.

Board Service

Since 2019, Ms. Kiser has served on the boards of Aflac (NYSE: AFL), a leading supplemental insurer, Jacobs (NYSE: JEC), a leading, global professional services company, and NCR Corporation (NYSE: NCR), an American software, professional services, consulting and tech company. She serves on the audit and risk committee and compensation committee for Aflac, the compensation committee and nominating and corporate governance committee for Jacobs, and on the governance committee and chair of the risk committee at NCR.

Relevant Experience

Ms. Kiser’s experience in information technology at the senior leadership level in organizations with an international reach brings expertise to Adtalem which will enhance both the Board’s oversight of its business as well as Adtalem’s internal technology matters.

Adtalem Global Education Inc.	2023 Proxy Statement 17

Proposal No. 1 Election of Directors

Liam Krehbiel, Independent Chief Executive Officer and Founder, Topography Hospitality, LLC Age: 47 Director since: 2022 Committees: Audit and Finance External Relations

Career Highlights

Mr. Krehbiel has been a director of Adtalem since June 2022. In 2021, Mr. Krehbiel founded Topography Hospitality, LLC, and has served as its Chief Executive Officer since then. He is also the co-managing partner of Ballyfin Demesne, a luxury hotel in Ireland, which opened in 2011. In 2010, Mr. Krehbiel founded A Better Chicago, a not-for-profit corporation and venture philanthropy fund, and currently serves as Chair of its Board. A Better Chicago's mission is to build a more equitable city for Chicago's young people and future generations. Mr. Krehbiel served as the Chief Executive Officer of A Better Chicago from 2010 until May 2019. From 2007 to 2010, Mr. Krehbiel was a management consultant at Bain and Company. Prior to joining Bain, Mr. Krehbiel worked with the Edna McConnell Clark Foundation in New York.

Mr. Krehbiel received a Master of Business Administration degree with a major in business administration and a double concentration in finance and marketing from Northwestern University's Kellogg School of Management. He received his Bachelor of Arts degree from Dartmouth College.

Board Service

In addition to serving as the Chair of A Better Chicago, Mr. Krehbiel is a director of the Civic Consulting Alliance and a trustee of The Civic Federation.

Relevant Experience

Mr. Krehbiel’s commitment to improving equity in education for underserved communities closely aligns with Adtalem’s mission of expanding access to education and improving health equity. Mr. Krehbiel has spent most of his career as a venture philanthropist dramatically improving educational opportunities for low-income students by funding and scaling the most effective schools and programs in the Chicago area. This experience adds depth and insight as Adtalem continues to focus on serving its students and employers in the growing healthcare education industry.

18 2023 Proxy Statement	Adtalem Global Education Inc.

Proposal No. 1 Election of Directors

Michael W. Malafronte, Independent
Chairman of the Board, Adtalem Global Education Inc.

Senior Advisor, Derby Copeland Capital
Former Managing Partner, International Value Advisers and President of IVA Funds

Age: 49
Director since: 2016

Career Highlights

Mr. Malafronte has been a director of Adtalem since June 2016. Mr. Malafronte has served as a Senior Advisor to Derby Copeland Capital since September 2022. Derby Copeland is a private equity firm that specializes in opportunistic real estate related debt financing and equity investment. Mr. Malafronte is a Founding Partner of International Value Advisers, LLC (“IVA”) and served as Managing Partner for 13 years until December 2020. He was responsible for overseeing all aspects of IVA, including company strategy and managing resources. He also served as President of IVA Funds. Prior to founding IVA in 2007, Mr. Malafronte was a Senior Vice President at Arnhold & S. Bleichroeder Advisers, LLC where he worked for two years as a senior analyst for the First Eagle Funds. There he worked under Charles de Vaulx and Jean-Marie Eveillard within the Global Value Group for the value funds, including the First Eagle Overseas, Global, U.S. Value Funds as well as the offshore funds, inclusive of the Sofire Fund Ltd. Similarly, he was responsible for covering the oil and gas, media, real estate, financial services, and retail industries on a global basis, as well as companies within the United Kingdom, Germany, and Japan. Moreover, Mr. Malafronte was responsible for covering the larger names within the portfolio such as Pargesa Holdings, ConocoPhillips, Petroleo Brasileiro, SK Corp., News Corp., Dow Jones, and Comcast.

Prior to the First Eagle Funds, Mr. Malafronte worked for nine years as a Portfolio Manager at Oppenheimer & Close, a dually-registered broker dealer and investment adviser; an adviser on three domestic hedge funds, one offshore partnership and a registered investment adviser and broker dealer. While at Oppenheimer & Close, Mr. Malafronte assisted in the launch of a domestic hedge fund in 1996 and an offshore partnership in 1998. Mr. Malafronte was responsible for all facets of portfolio management for the investment partnerships, including idea generation, in-depth research, and stock selection. In addition, he was also responsible for hiring and training both operations staff and research analysts.

Mr. Malafronte earned his bachelor’s degree in Finance from Babson College.

Board Service

Mr. Malafronte has previously served on the boards of two publicly traded companies: Bresler & Reiner Inc. (2002-2008) and Century Realty Trust (2005-2006).

Relevant Experience

Mr. Malafronte’s experience as a financial analyst covering institutions globally, and as a founder of a global investment firm, provides the Board with a firm understanding of Adtalem’s shareholders’ perspective and deeply informs Adtalem’s financial planning.

Adtalem Global Education Inc.	2023 Proxy Statement 19

Proposal No. 1 Election of Directors

Sharon L. O’Keefe, Independent Retired President, University of Chicago Medical Center Age: 71 Director since: 2020 Committees: Nominating & Governance (Chair) Compensation

Career Highlights

Ms. O’Keefe served as the President of the University of Chicago Medical Center from February 2011 through July 2020. From April 2009 through February 2011, Ms. O’Keefe served as President of Loyola University Medical Center. Prior to her role at Loyola, she served from July 2002 to April 2009 as Chief Operating Officer for Barnes Jewish Hospital, a member of BJC Healthcare, St. Louis. In addition, Ms. O’Keefe has served in a variety of senior management roles at The Johns Hopkins Hospital, Montefiore Medical Center, University of Maryland Medical System, and Beth Israel Deaconess Medical Center in Boston, a teaching affiliate of Harvard Medical School. She has also served as a healthcare consultant with Ernst & Young. In addition, Ms. O’Keefe has served on the National Institutes of Health Advisory Board for Clinical Research, the Finance Committee of the National Institutes of Health Advisory Board, the Board of Trustees of the Illinois Hospital Association, and an Examiner for the Malcolm Baldrige National Quality Award.

Ms. O’Keefe holds a M.S. degree in Nursing from Loyola University of Chicago and a bachelor’s degree in Nursing from Northern Illinois University.

Board Service

Since March 2022, Ms. O’Keefe has served on the board of directors of Conva Tec Group PLC, a global medical products and technologies company focused on therapies for the management of chronic conditions. From July 2022 to May 2023, Ms. O’Keefe served on the board of directors of Apollo Endosurgery, a medical technology company focused on development of minimally invasive devices for advanced endoscopy therapies. From 2012 until February 2022, Ms. O’Keefe served on the board of directors of Vocera Communications Inc., a provider of communication and clinical workforce solutions, where she was a member of the compensation committee. Ms. O’Keefe previously served on the board of Aviv Reit Inc. from 2013 to 2015.

Relevant Experience

Ms. O’Keefe’s prior leadership roles at numerous medical centers including the University of Chicago Medical Center and Loyola University of Chicago Medical Center and as a board member of other public companies provide the Board with insights into how Adtalem can best serve the needs of our employer partners and drive superior student outcomes for our healthcare and medical students and graduates.

20 2023 Proxy Statement	Adtalem Global Education Inc.

Proposal No. 1 Election of Directors

Kenneth J. Phelan, Independent Senior Advisor, Oliver Wyman Inc. Age: 64 Director since: 2020 Committees: Compensation (Chair) External Relations

Career Highlights

Mr. Phelan has been a Senior Advisor at Oliver Wyman Inc., a global management consulting firm, since 2019. Prior to that he served as the first Chief Risk Officer for the U.S. Department of the Treasury (“Treasury”) from 2014 to 2019. As Chief Risk Officer of the Treasury, he was responsible for establishing and building the Treasury’s Office of Risk Management to provide senior Treasury and other administration officials with analysis of key risks including credit, market, liquidity, operational, governance, and reputational risk. From 2018 to 2019, Mr. Phelan also served as Acting Director for the Office of Financial Research, an independent bureau within the Treasury charged with supporting the Financial Stability Oversight Council and conducting research about systemic risk. Prior to joining the Treasury, Mr. Phelan served as the chief risk officer for RBS America from 2011 to 2014, as chief risk officer for Fannie Mae from 2009 to 2011, and as chief risk officer for Wachovia Corporation from 2008 to 2009. Earlier in his career, Mr. Phelan held a variety of senior risk roles at JPMorgan Chase, UBS, and Credit Suisse.

Mr. Phelan holds a bachelor’s degree in Business Administration and Finance from Old Dominion University, a M.S. in Economics from Trinity College, Dublin, and a J.D. from Villanova University.

Board Service

Since 2019 Mr. Phelan has served as a director of Huntington Bancshares, Inc. (NASDAQ. HBAN), a regional bank holding company whose primary subsidiary is The Huntington National Bank. Mr. Phelan is the Chair of Huntington’s risk committee and serves on its human resources and compensation committee.

Relevant Experience

Mr. Phelan possesses broad risk oversight expertise and risk management experience. His knowledge and experience strengthen the Board’s governance and risk oversight.

Adtalem Global Education Inc.	2023 Proxy Statement 21

Proposal No. 1 Election of Directors

Lisa W. Wardell Former Chairman of the Board, Adtalem Global Education Age: 54 Director since: 2008 Committees: Academic Quality External Relations

Career Highlights

Ms. Wardell has been a director of Adtalem since November 2008. She is a business executive with more than 25 years of experience managing business strategy, operations, finance, and mergers and acquisitions, while driving shareholder value, stakeholder engagement, and company mission. After a successful five-year run as Adtalem’s president and CEO (2016-2019) she transitioned to CEO and Chairman (2019-2021) and Executive Chairman (2021-2022). Through her commitment to high performance and positive social impact, Ms. Wardell’s leadership has resulted in superior outcomes for Adtalem’s students and significant value creation for shareholders and positioned the company for long-term growth. Under her leadership, gender and ethnic diversity increased at the Adtalem Board to 67%. Ms. Wardell has also led the higher education sector in implementing new standards in transparency and financial literacy, and in cultivating quality partnerships to fill critical global healthcare workforce needs.

Prior to Adtalem, Ms. Wardell was executive vice president and chief operating officer for The RLJ Companies. During her tenure at RLJ, Ms. Wardell managed acquisitions and executed the formation of RML Automotive, a dealership network spanning seven states with over $1.5 billion in annual revenues. She also worked extensively in the media, entertainment, sports, gaming, and hotel industries, which included assisting with the founding and managing of Our Stories Films Studio and managing the now Charlotte Hornets (previously Charlotte Bobcats). Ms. Wardell also served on the board of the NBAPA, Inc., the for-profit portion of the NBA Players Association, from 2018 to 2021. Prior to joining The RLJ Companies, Ms. Wardell was a principal at Katalyst Venture Partners, a private equity firm that invested in start-up technology companies, and a senior consultant at Accenture in the organization’s communication and technology practice.

Ms. Wardell earned her bachelor’s degree from Vassar College and her law degree from Stanford Law School. She earned her MBA in Finance and Entrepreneurial Management from the Wharton School of Business at the University of Pennsylvania.

Ms. Wardell has been featured on CNBC and Cheddar as well as in The Wall Street Journal, Washington Post, Business Insider, Black Enterprise, and other publications.

Board Service

Ms. Wardell serves on the board of American Express (NYSE:AXP). She served on the board of Lowe’s Companies, Inc. (NYSE:LOW) from March 2018 to March 2021 and GIII Apparel Group, Ltd. (NasdaqGS:GIII) from March 2022 to June 2023. She is a member of The Business Council, and Co-Chair of the Alvin Ailey DC Foundation. A fierce advocate for diversity and inclusion and access to education at scale across diverse communities, Ms. Wardell also is a member of the board of the Economic Club of Chicago, the Executive Leadership Council, and the Fortune CEO Initiative.

Relevant Experience

Ms. Wardell’s prior roles as CEO and Executive Chairman give her deep knowledge of Adtalem’s academic and business operations and strategy and enhances the Board’s operations. Additionally, her experience as a senior business executive in private equity, operations, and strategy and financial analysis, including mergers and acquisitions, give her important perspectives on the issues that come before the Board, including business, strategic, financial, and regulatory matters.

22 2023 Proxy Statement	Adtalem Global Education Inc.

Proposal No. 1 Election of Directors

DIRECTOR NOMINATING PROCESS

The Nominating & Governance Committee is responsible for making recommendations of nominees for directors to the Board. The Nominating & Governance Committee’s goal is to put before our shareholders candidates who, with the incumbent directors, will constitute a board that has the characteristics necessary to provide effective oversight for Adtalem’s growing, complex, and global educational operations and reflect the broad spectrum of students that Adtalem serves. The Nominating & Governance Committee seeks a diversity of thought, background, experience, and other characteristics in candidates. To this end, Adtalem’s Governance Principles provide that nominees are to be selected on the basis of, among other things, knowledge, experience, skills, expertise, diversity, personal and professional integrity, business judgment, time availability in light of other commitments, absence of conflicts of interest, and such other relevant factors that the Nominating & Governance Committee considers appropriate in the context of the interests of Adtalem, its Board, and its shareholders.

BOARD SUCCESSION PLANNING

We are committed to ensuring that our Board represents the right balance of experience, tenure, independence, age, and diversity. Additionally, our Governance Principles provide that a director is required to retire from our Board when he or she reaches the age of 75, although on the recommendation of the Nominating & Governance Committee, our Board may waive this requirement if it determines that a waiver is in the best interests of Adtalem. Our Nominating & Governance Committee has led the gradual transformation of our Board, with four of our eight independent directors joining the Board since 2020.

When considering nominees, the Nominating & Governance Committee intends that the Board as a whole and individual members possess at least two of, the following characteristics or areas of expertise:

•

Leadership

•

Strategic vision

•

Business judgment

•

Management experience

•

Experience as a CEO or similar function

•

Experience as a CFO or accounting and finance expertise

•

Industry knowledge

•

Healthcare, medical, and related education and services

•

Education sector and accreditation

•

Cybersecurity

•

Mergers, acquisitions, joint ventures, and strategic alliances

•

Public policy experience, particularly in higher education

•

Regulatory experience

•

Human capital management and/or compensation expertise

•

Global markets and international experience

•

Corporate governance

●
Climate change and climate risk
BOARD REFRESHMENT

ANNUAL PROCESS FOR NOMINATION
1	Identify Candidates • Directors • Management • Shareholders • Independent Search Firm

2	Nominating & Governance Committee Review • Review qualifications • Consider diversity • Examine Board composition and balance • Review independence and potential conflicts • Meet with potential nominees
3	Recommend Slate

4	Full Board Review and Nomination

5	Shareholder Review and Election

Adtalem Global Education Inc.	2023 Proxy Statement 23

Proposal No. 1 Election of Directors

The Nominating & Governance Committee has implemented this policy by evaluating each prospective director nominee as well as each incumbent director on the criteria described above, and in the context of the composition of the full Board, to determine whether he or she should be nominated to stand for election or re-election. In screening director nominees, the Nominating & Governance Committee also reviews potential conflicts of interest, including interlocking directorships and substantial business, civic, and social relationships with other members of the Board that could impair the prospective nominee’s ability to act independently.

Identification and Consideration of New Nominees

In identifying potential nominees and determining which nominees to recommend to the Board, the Nominating & Governance Committee has retained the advisory services of Russell Reynolds Associates, an international executive search firm. In connection with each vacancy, the Nominating & Governance Committee develops a specific set of ideal characteristics for the vacant director position. The Nominating & Governance Committee evaluates director candidates that it has identified and any identified by shareholders on an equal basis using these characteristics and the general considerations identified above.

Shareholder Nominations

The Nominating & Governance Committee will not only consider nominees that it identifies, but will consider nominees submitted by shareholders in accordance with the advance notice process for shareholder nominations identified in the By-Laws. Under this process, all shareholder nominees must be submitted in writing to the attention of Adtalem’s General Counsel and Corporate Secretary, 500 West Monroe Street, Suite 1300, Chicago, IL 60661, not less than 90 days prior to the anniversary of the immediately preceding annual meeting of shareholders. As a result, a shareholder nomination must be submitted by 5:00 pm Central Daylight Time on August 10, 2024. Such shareholder’s notice shall be signed by the shareholder of record who intends to make the nomination (or his duly authorized proxy) and shall also include, among other things, the following information:

●	the name and address, as they appear on Adtalem’s books, of such shareholder and the beneficial owner or owners, if any, on whose behalf the nomination is made;
●	the number of shares of Adtalem’s Common Stock which are beneficially owned by such shareholder or beneficial owner or owners;
●	a representation that such shareholder is a holder of record entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to make the nomination;
●	the name and residence address of the person or persons to be nominated;
●	a description of all arrangements or understandings between such shareholder or beneficial owner or owners and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by such shareholder;
●	such other information regarding each nominee proposed by such shareholder as would be required to be disclosed in solicitations of proxies for elections of directors, or would otherwise be required to be disclosed, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including any information that would be required to be included in a proxy statement filed pursuant to Regulation 14A had the nominee been nominated by the Board; and
●	the written consent of each nominee to be named in a proxy statement and to serve as a director if so elected.

In addition, any shareholder who intends to solicit proxies in support of director nominees other than our nominees at the 2024 Annual Meeting of Shareholders, in order to comply with the SEC’s universal proxy rules, must provide notice no later than September 9, 2024 to our Corporate Secretary (at the same address previously set forth) that contains all information required by Exchange Act Rule 14a-19. There were no director nominations proposed for the 2023 Annual Meeting by any shareholder.

In addition to candidates submitted through this advance notice By-Law process for shareholder nominations described above, shareholders may also request that a director nominee be included in Adtalem’s proxy materials in accordance with the proxy access provision in the By-Laws. Any shareholder or group of up to 20 shareholders holding both investment and voting rights to at least 3% of Adtalem’s outstanding Common Stock continuously for at least three years may nominate the greater of (i) two or (ii) 20% of the Adtalem directors to be elected at an annual meeting of shareholders. Such requests must be received not less than 120 days nor more than 150 days prior to the anniversary date of the immediately preceding annual meeting of shareholders. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of the By-Laws must be received no earlier than June 11, 2024 and no later than July 11, 2024. However, if we hold our 2024 Annual Meeting of Shareholders more than 30 days from the first anniversary of this year’s Annual Meeting, then in order for notice by the shareholder to be timely, such notice must be received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first.

In addition to candidates submitted through the By-Laws process for shareholder nominations, shareholders may also recommend candidates by following the procedures set forth below under the caption “Communications with Directors.”

24 2023 Proxy Statement	Adtalem Global Education Inc.

Proposal No. 1 Election of Directors

Director Independence

The Board annually reviews the continuing independence of Adtalem’s non-employee directors under applicable laws and rules of the New York Stock Exchange (“NYSE”). The Board, excluding any director who is the subject of an evaluation, reviews and evaluates director transactions or relationships with Adtalem, including the results of any investigation, and makes a determination with respect to whether a conflict or violation exists or will exist or whether a director’s independence is or would be impaired.

The Board has considered whether each director has any material relationship with Adtalem (either directly or as a partner, shareholder, or officer of an organization that has a relationship with Adtalem) and has otherwise complied with the requirements for independence under the applicable listing standards of the NYSE.

As a result of this review, the Board affirmatively determined that, with the exception of Mr. Beard and Ms. Wardell, all of Adtalem’s current directors, and all director nominees, are “independent” of Adtalem and its management within the meaning of the applicable NYSE rules. Mr. Beard is considered an inside director because of his employment as President and CEO of Adtalem. Ms. Wardell is considered an inside director because of her previous employment as President and CEO of Adtalem.

BOARD STRUCTURE AND OPERATIONS

Summary of Board and Committee Structure

Adtalem’s Board held six meetings during fiscal year 2023, consisting of four regular meetings and two special meetings. Currently, the Board has five standing committees: Academic Quality, Audit and Finance, Compensation, External Relations, and Nominating & Governance. The following tables describe each standing committee, its members and chairs, its key responsibilities and the number of meetings held during fiscal year 2023. Current copies of the charters of each of these committees, a current copy of Adtalem’s Governance Principles, and a current copy of Adtalem’s Code of Conduct and Ethics can be found on Adtalem’s website, www.adtalem.com, and are also available in print to any shareholder upon request from Adtalem’s General Counsel and Corporate Secretary, 500 West Monroe Street, Suite 1300, Chicago, IL 60661. The Board has determined that each of the members of the Audit and Finance, Compensation, and Nominating & Governance committees is independent within the meaning of applicable laws and NYSE listing standards in effect at the time of determination. The standing Audit and Finance Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act, the rules and regulations of the Securities and Exchange Commission (“SEC”), and the listing standards of the NYSE.

Academic Quality Committee

Members	Meetings in fiscal year 2023
Georgette Kiser (Chair) Charles DeShazer Mayur Gupta Lisa Wardell	4

Key Responsibilities

●	Supports improvement in academic quality and assures that the academic perspective is heard and represented at the highest policy-setting level and incorporated in all of Adtalem’s activities and operations
●	Reviews the academic programs, policies, and practices of Adtalem’s institutions
●	Evaluates the academic quality and assessment process and evaluates curriculum and programs

Audit and Finance Committee

Members	Meetings in fiscal year 2023	Report
William W. Burke (Chair) Donna J. Hrinak Liam Krehbiel	9	Page 36

Key Responsibilities

●	Monitors Adtalem’s financial reporting processes, including its internal control systems and the scope, approach, and results of audits
●	Selects and evaluates Adtalem’s independent registered public accounting firm, subject to ratification by the shareholders
●	Reviews and recommends to the Board Adtalem’s financing policies and actions related to investment, capital structure, and financing strategies
●	Provides oversight of Adtalem’s policies and processes established by management to identify, assess, monitor, manage, and control technology, cyber, information, ESG, and other risks

Adtalem Global Education Inc.	2023 Proxy Statement 25

Proposal No. 1 Election of Directors

●	Provides oversight of Adtalem’s frameworks and standards for climate-related disclosures and reporting
●	Reviews and approves any potential related party transactions

The Board has determined that Mr. Burke is qualified as an audit committee financial expert.

Compensation Committee

Members	Meetings in fiscal year 2023	Report
Kenneth J. Phelan (Chair) William W. Burke Charles DeShazer Sharon O’Keefe	6	Page 56

Key Responsibilities

●	Oversees all compensation practices and reviews eligibility criteria and award guidelines for Adtalem’s compensation program
●	Reviews and approves, following discussions with the other independent members of the Board, CEO annual goals and objectives
●	Evaluates the CEO’s performance against established annual goals and objectives
●	Recommends CEO compensation to the other independent members of the Board for approval
●	Reviews recommendations made by the CEO and approves compensation for executive officers, including base salary, annual incentive, and equity compensation
●	Reviews and approves the total pay-out of short- and long-term incentive pools, including annual grants of equity awards
●	Reviews and recommends to the Board compensation paid to non-employee directors

External Relations Committee

Members	Meetings in fiscal year 2023
Donna Hrinak (Chair) Mayur Gupta Liam Krehbiel Kenneth J. Phelan Lisa Wardell	4

Key Responsibilities

●	Provides awareness and oversight of Adtalem’s external relations strategy, policy, and practice
●	Monitors, analyzes, and effectively manages legislative and regulatory policy trends, issues, and risks
●	Develops recommendations to the Board regarding formulating and adopting policies, programs, and communications strategy related to legislative, regulatory, and reputational risk
●	Oversees risks and exposures related to higher education public policy, as well as compliance with laws and regulations applicable to Adtalem
●	Provides oversight regarding significant public policy issues including environmental, social, health and safety, and public and community affairs
●	Reviews Adtalem’s sustainability strategy, including initiatives and policies relating to environmental stewardship, corporate social responsibility, and corporate culture

Nominating & Governance Committee

Members	Meetings in fiscal year 2023
Sharon O’Keefe (Chair) Donna Hrinak Georgette Kiser	4

Key Responsibilities

●	Reviews Board and committee structures and leads the Board self-evaluation process
●	Assesses Board needs and periodically conducts director searches and recruiting to ensure appropriate Board composition
●	Recommends candidates for nomination as directors to the Board

26 2023 Proxy Statement	Adtalem Global Education Inc.

Proposal No. 1 Election of Directors

●	Oversees and conducts planning for CEO and director succession and potential related risks
●	Recommends governance policies and procedures

Board Leadership Structure

Pursuant to our Governance Principles, the Board believes that it should be free to make its selection of the Chairman of the Board and the CEO in the way that it deems best for Adtalem and its shareholders at any given time. To ensure continued Board independence, the Board has adopted a policy that, in the event the Chairman of the Board and CEO roles are combined, or the Chairman of the Board is not otherwise independent, the Board shall appoint a Lead Independent Director. In November 2022, the Board determined to keep the roles of Chairman of the Board and CEO separate. With an independent Chairman in place, Mr. Burke stepped down from serving as our Lead Independent Director. The Board reviews its leadership structure periodically and as circumstances warrant.

During fiscal year 2023, the Board met in executive session without employee directors or other employees present at each regular Board meeting. Mr. Burke, as Adtalem’s Lead Independent Director, presided over these sessions through November 2022. Mr. Malafronte, as Adtalem’s independent Chairman, presided over these sessions after November 2022.

Our Governance Principles provide that when we have a Lead Independent Director, he or she:

●	sets the agenda for, calls meeting of and leads executive sessions of the independent directors and reports to the Executive Chairman of the Board, as appropriate, concerning such meetings;
●	acts as a liaison between the Executive Chairman of the Board and the independent directors;
●	advises the Executive Chairman of the Board as to the quality, quantity, and timeliness of the flow of information from management that is necessary for the independent directors to effectively and responsibly perform their duties;
●	when appropriate, makes recommendations to the Executive Chairman of the Board about calling full meetings of the Board;
●	serves as a resource to consult with the Executive Chairman of the Board and other Board members on corporate governance practices and policies and assumes the primary leadership role in addressing issues of this nature if, under the circumstances, it is inappropriate for the Executive Chairman of the Board to assume such leadership; and
●	performs such other duties as requested by the Board or Nominating & Governance Committee and as set forth in the Governance Principles.

Director Attendance

During fiscal year 2023, our Board met six times. Each of Adtalem’s directors attended at least 75% of the meetings of the Board and Board committees on which they served that occurred during their respective time of service on the Board in fiscal year 2023.

With the exception of Dr. DeShazer, all of our directors who were directors at the time participated in the 2022 Annual Meeting of Shareholders, held virtually in November 2022. Dr. DeShazer was not in attendance due to a family matter. Our Board encourages all of its members to attend the Annual Meeting but understands there may be situations that prevent such attendance.

Director Continuing Education

Members of the Board are encouraged to participate in continuing education and enrichment classes and seminars. During fiscal year 2023, the following directors attended the following classes and seminars: (i) Mr. Burke attended PwC’s Annual Corporate Directors Exchange; (ii) Ms. Kiser attended the National Association of Corporate Directors (“NACD”) ESG Continuous Learning Cohort and Brightview ESG trainings; and (iii) Mr. Phelan attended a HR & Employment Law Conference and a Corporate Counsel Conference.

Board Self-Evaluation

Each year our Board undertakes a self-evaluation process to critically evaluate its performance and effectiveness. Additionally, each committee conducts a self-evaluation to monitor its performance and effectiveness. The process is coordinated by the Chairman and the chair of the Nominating & Governance Committee. In fiscal year 2023 the Board conducted the evaluation process with the assistance of Adtalem’s Legal Department. Board and committee members are asked to provide commentary about a variety of topics, including the following: overall Board performance, including strategy, challenges, and opportunities; Board and committee meeting logistics and materials; Board and committee culture; and human capital and succession planning. The results of the evaluations were aggregated by Adtalem’s Legal Department and discussed at Board and committee meetings in May 2023.

Adtalem Global Education Inc.	2023 Proxy Statement 27

Proposal No. 1 Election of Directors

Board Composition Analysis

During fiscal year 2023, our Board conducted a Board Composition Analysis (“Analysis”) in consultation with Russell Reynolds Associates (“RRA”), an international executive search and leadership advisory firm. The objectives of the Analysis included aligning the current and future skills and experiences represented on the Adtalem Board with the Company’s evolving strategic objectives and enabling Adtalem to proactively plan for Board refreshment. The Analysis is intended to help the Board prioritize various backgrounds, skills, and experience for future recruiting. All of our directors, including Mr. Beard were interviewed for the Analysis.

Adtalem last prepared a board composition analysis five years ago. The Analysis included a review of board governance expectations of leading institutional investors and proxy advisors. RRA reviewed five categories, including key board responsibilities, board roles and independence, shareholder rights, board composition and policies, and executive compensation. Adtalem met all 24 governance standards for public companies reviewed by RRA.

As part of the Analysis, RRA benchmarked Adtalem against a seven-company peer group, the overall S&P 500, and two companies identified by RRA as governance leaders. Adtalem was benchmarked against this group on financial performance, Board demographics, committee structure, and board skills and competencies. The Analysis focused on the strategy-driven director criteria which is intended to inform future director recruitment. It reflected core experiences and expertise that would be additive to the Adtalem Board based on Company strategy. The Analysis provided the Board with a recruiting priority roadmap.

KEY BOARD RESPONSIBILITIES

Strategic Oversight

The Board has an active role in our overall strategy. The Board actively reviews and provides guidance on Adtalem’s long-term strategy and annual operating plan. Management reports its progress in executing on Adtalem’s strategies and operating plan throughout the year. In addition, throughout the year, segment leadership will report to the Board regarding individual segment strategies and operating plans. The full Board has primary responsibility to review and provide oversight to management on our ESG strategy, supported by the work of our Audit and Finance, Compensation, External Relations, and Nominating & Governance Committees, each of whom provides oversight on various components of our ESG strategy. For example, our Audit and Finance Committee provides oversight of Adtalem’s policies and procedures to identify, assess, monitor, manage, and control ESG risks. The Audit and Finance Committee also provides oversight of Adtalem’s frameworks and standards for climate-related disclosures and reports. The Compensation Committee has responsibility for reviewing strategy and initiatives related to recruiting and retention to include ESG goals and milestones, if any.

Risk Oversight

Adtalem’s full Board is responsible for assessing major risks facing Adtalem and overseeing management’s plans and actions directed toward the mitigation and/or elimination of such risk. The Board has assigned specific elements of the oversight of risk management of Adtalem to committees of the Board, as summarized below. Each committee meets periodically with members of management and, in some cases, with outside advisors regarding the matters described below and, in turn, reports to the full Board at least after each regular meeting regarding any findings.

Managing current and emerging business risks, from regulatory and market risks to global risks like a pandemic, is an important component of our governance and oversight system. Management undertakes a regular review of a broad set of risks across Adtalem’s business and operations to identify, assess, manage, and monitor existing and emerging threats and opportunities. Adtalem’s Enterprise Risk Management (“ERM”) team is responsible for leading our risk management program at the enterprise level. The ERM team places particular focus on key risks that have the potential for the highest impact to Adtalem and its operations, and the highest likelihood of risk occurrence based on Adtalem’s preparedness and potential impact to Adtalem’s strategy. As part of management’s proactive risk identification and mitigation efforts, the ERM team has initiated the development of Risk Appetite Statements for each critical enterprise risk. These Risk Appetite Statements are expected to deepen our understanding of risks, enable effective action to mitigate risks, and strengthen our risk culture.

28 2023 Proxy Statement	Adtalem Global Education Inc.

Proposal No. 1 Election of Directors

Board/Committee	Primary Areas of Risk Oversight
Full Board	• Reputation • Legal and regulatory risk and compliance and ethical business practices • Strategic planning • Major organizational actions • Education public policy
Academic Quality Committee	• Academic quality • Accreditation • Curriculum development and delivery • Student persistence • Student outcomes
Audit and Finance Committee

•

Accounting and disclosure practices

•

Information technology

•

Cybersecurity

•

Financial controls

•

Risk management policies and procedures

•

Legal and regulatory risk and compliance, including compliance and ethics program

•

Related party transactions

•

Capital structure

• Investments

• Climate-related disclosures and reporting

Compensation Committee	• Compensation practices • Talent development • Retention • Management succession planning
External Relations Committee

•

Accreditation

•

Higher education public policy

•

Compliance with laws and regulations applicable to Adtalem

•

Sustainability, environmental, corporate social responsibility, and public and community affairs

Nominating & Governance Committee	• Corporate and institutional governance structures and processes • Board composition and function • Board and Chairman of the Board succession

Succession Planning and Human Capital Management

The Board recognizes that one of its most important duties is to ensure continuity in Adtalem’s senior leadership by overseeing the retention and development of executive talent and planning for the effective succession of our CEO and the executive leadership team. To ensure that the succession planning and leadership development process supports and enhances our long-term strategic objectives, the Board periodically consults with our CEO and Chief Human Resources Officer on Adtalem’s business goals, the skills and experience necessary to help Adtalem achieve those goals, our organizational needs, our leadership pipeline, the succession plans for critical leadership positions, and our talent development and leadership initiatives. Talent and leadership development, including succession planning, is a top priority of our CEO and the senior executive team. Our CEO seeks input from members of our Board regarding candidates for executive positions and other key roles.

Our Sustainability Commitment

SAFEGUARDING GLOBAL HEALTH AND THE ENVIRONMENT

We recognize that ESG practices and goals are important to our shareholders because our approach to these areas can provide insight into our corporate behavior, long-term performance, and sustainability. We aim to empower and enhance the communities in which we teach, learn and work by operating sustainably, maintaining responsible governance standards, and supporting our global community.

Adtalem Global Education Inc.	2023 Proxy Statement 29

Proposal No. 1 Election of Directors

Adtalem’s mission to be a force for good includes raising our students’ awareness of important issues that jointly impact both public health and the environment. By providing education that illuminates these intersections among human, animal, and environmental health, we expand our collective understanding of global challenges, such as the spread of disease and environmental degradation. Our graduates are empowered to solve these challenges and positively impact society in these areas and more. This informs our approach to environmental stewardship, including enhancing climate resilience in vulnerable communities and conserving resources and energy throughout our operations.

At Adtalem, we help protect our planet and people by maintaining efficient, environmentally aware operations, and by working to address global challenges such as climate change and disaster management. Demonstrating our commitment to environmental stewardship, in 2020 we launched multiyear environmental goals through 2024 that encompass our strategic approach to reducing our carbon footprint, embracing renewable energy, and enhancing waste management practices:

1.	Achieve a ten percent (10%) reduction (when compared to our 2019 baseline levels) of controllable energy use and GHG emission levels across Adtalem’s U.S. properties by 2024;
2.	Aim to initiate an average of one renewable energy project per year at an owned location from 2021 through 2024; and
3.	Implement an enhanced waste and recycling initiative across Adtalem’s controllable waste portfolio by the end of 2024.

Throughout fiscal year 2023, we continued implementing energy conservation measures, such as installing light timers, updating water heaters, and replacing HVAC systems. These measures have allowed us to reduce energy and emissions by 23.1% and 32.6%, respectively, from our 2019 baseline, reporting on direct-paid utilities only. We are proud to have achieved these reductions so far; however, we recognize energy and emissions data can differ year-to-year due to operational circumstances, attendance at institutions, the addition of new campuses or relocations, along with external factors out of our control. Moving into fiscal year 2024, we are planning on collecting a comprehensive database of our facilities, including both directly paid and landlord-charged utilities. In accordance with Goal 2, we completed our first solar array upgrade in St. Maarten during fiscal year 2023. The upgraded system has a total capacity of approximately 76 kilowatt peak (kWp). During the last six months of fiscal year 2023, the system successfully reduced carbon dioxide emissions by 51,062.2 kilograms while providing an average monthly energy cost savings of $2,475. We also made progress on Goal 3 by completing comprehensive waste audits for our owned, U.S. facilities, with the help of a third-party environmental consultant. Informed by the results of the waste audits, as well as recycling programs that we promoted in the Caribbean, our other institutions will be evaluating opportunities for scalable waste and recycling solutions moving forward.

EMPOWERING INDIVIDUALS, IMPACTING GLOBAL COMMUNITIES

According to recent surveys conducted by the American College of Healthcare Executives, the U.S. healthcare system is experiencing unprecedented labor shortages, with CEOs and leaders of healthcare systems stating that is their number one concern. By multiple measures, including healthcare professional degrees and number of graduates, Adtalem is a leader in providing highly qualified, diverse graduates into the U.S. healthcare professional system. The work that we do to help address these critical shortages has never been more relevant, particularly in underserved communities.

In fiscal year 2023, 83% of the total student population in our five degree-conferring institutions identified as female and 52% identified as people of color. We are the number one grantor of U.S. Nursing degrees, the number one grantor of the Doctor of Veterinary Medicine degrees3, the number one grantor of research doctoral degrees in Psychology and Social Science, and, combined, American University of the Caribbean School of Medicine and Ross University School of Medicine graduate more MDs than any U.S. medical school.

The initiatives described above along with a detailed discussion of our Sustainability Commitment and its core pillars – Operating with Purpose and Responsibility; Safeguarding Global Health and the Environment; and Empowering Individuals, Impacting Global Communities can be found in Adtalem’s most recent Sustainability Report: https://www.adtalem.com/sustainability.

Information Security and Cybersecurity

Adtalem takes seriously the custody of student, employee, and stakeholder information, and therefore employs strong governance practices regarding information security. For example, Adtalem’s Enterprise Information Security Framework policy and Information Governance and Security procedures are modeled on the National Institute of Standards and Technology (NIST) 800-53 policy framework. We continually evaluate the effectiveness of our security measures. A recent comprehensive review, in alignment with the NIST 800-53 cybersecurity framework, concluded that Adtalem’s cybersecurity program exceeded the maturity of industry peers in nearly all categories.

Some key safeguards include regularly scheduled penetration tests, vulnerability assessments and mandatory security awareness training for all users of our systems. Representative training topics include: protection of sensitive information, phishing, and mobile device security.

We use advanced security tools and software to protect our systems and information, detect unauthorized activity, and take expeditious corrective action, as required.

Adtalem’s systems regularly undergo penetration testing to identify and address any vulnerabilities, and to ensure that our infrastructure is adequately configured to reduce cyber risk. To its knowledge, Adtalem has not experienced a significant

3 American Association of Veterinary Medical Colleges. “2022-2023 Institutional Data Report.” December 2022. Based on reported number of graduates in most recent class from AAVMC member veterinary institutions.

30 2023 Proxy Statement	Adtalem Global Education Inc.

Proposal No. 1 Election of Directors

information security breach in the past four years. Adtalem maintains a cybersecurity insurance policy, which would potentially defray certain costs associated with a breach. In addition, Adtalem has adopted best practices in incident training through written incident response plans and regular tabletop exercises.

The Adtalem Audit and Finance Committee, comprised entirely of independent directors, assists the Board in its responsibilities of overseeing that the Company has established, documented, maintained, and periodically reevaluates its cybersecurity processes. Management reports on the state of the cybersecurity program to the Audit and Finance Committee on a quarterly basis. Additionally, Adtalem’s IT general controls are audited annually by both the Company’s internal audit function and independent registered public accounting firm, PricewaterhouseCoopers LLP.

Outreach and Engagement

We value the opinions of our shareholders and believe regular, proactive communications with our shareholders to be in the long-term best interests of Adtalem. Our investor communications and outreach include investor day meetings, investor conferences, and quarterly conference calls. These calls are open to the public and are available live and as archived webcasts on our website. Additionally, we reach out at least annually to our largest shareholders to invite feedback. We hold individual calls with shareholders who accept our invitation to allow for open, meaningful discussions. As part of our shareholder outreach, we meet with our shareholders to discuss regular business updates, strategic outlook, compensation matters, and ESG. We share material feedback received from our shareholders with our Board.

COMMUNICATIONS WITH DIRECTORS

Shareholders and other interested parties wishing to communicate with the Board, our Chairman, or any member or committee of the Board are encouraged to send any communication to our General Counsel and Corporate Secretary, Adtalem Global Education Inc., 500 West Monroe Street, Suite 1300, Chicago, IL 60661 and should prominently indicate on the outside of the envelope that it is intended for the Board, our Chairman, the independent directors as a group, or a committee or an individual member of the Board. Any such communication must be in writing, must set forth the name and address of the shareholder (and the name and address of the beneficial owner, if different), and must state the form of stock ownership and the number of shares beneficially owned by the shareholder making the communication. Adtalem’s General Counsel and Corporate Secretary will compile and promptly forward all communications to the Board except for spam, junk mail, mass mailings, resumes, or other forms of job inquiries, surveys, business solicitations, or advertisements.

Communicating Accounting Complaints

Shareholders, Adtalem employees, and other interested persons are encouraged to communicate or report any complaint or concern regarding financial statement disclosures, accounting, internal accounting controls, auditing matters, or violations of Adtalem’s Code of Conduct and Ethics (collectively, “Accounting Complaints”) to the General Counsel and Corporate Secretary of Adtalem at the following address:

General Counsel and Corporate Secretary
Adtalem Global Education Inc.
500 West Monroe Street, Suite 1300
Chicago, IL 60661

Accounting Complaints also may be submitted in a sealed envelope addressed to the Chair of the Audit and Finance Committee, in care of the General Counsel, at the address indicated above, and labeled with a legend such as: “To Be Opened Only by the Audit and Finance Committee.” Any person making such a submission who would like to discuss an Accounting Complaint with the Audit and Finance Committee should indicate this in the submission and should include a telephone number at which he or she may be contacted if the Audit and Finance Committee deems it appropriate.

Adtalem employees and students may also report Accounting Complaints using any of the reporting procedures specified in Adtalem’s Code of Conduct and Ethics. All reports by employees shall be treated confidentially to the extent possible and may be made anonymously. Adtalem will not discharge, demote, suspend, threaten, harass, or in any manner discriminate against any employee in the terms and conditions of his or her employment based upon any lawful actions taken by such employee with respect to the good faith submission of Accounting Complaints.

BOARD PRACTICES AND POLICIES

Certain Relationships and Related Person Transactions

It is Adtalem’s policy that the Audit and Finance Committee review, approve, or ratify all transactions in which Adtalem participates and in which any related person has a direct or indirect material interest and the transaction involves or is expected to involve payments of $120,000 or more in the aggregate per fiscal year. Our legal staff is primarily responsible for gathering information from the directors and executive officers, including annual questionnaires completed by all our directors, director nominees, and executive officers. The Audit and Finance Committee reviews the relevant facts and circumstances of all related party transactions, including whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related party’s interest in the transaction. No member of the Audit and Finance Committee may participate in any approval of a related party transaction to which he or she is a related party.

Various Adtalem policies and procedures, including the Code of Conduct and Ethics, which applies to Adtalem’s directors, officers, and all other employees, and annual questionnaires completed by all Adtalem directors, director nominees, and

Adtalem Global Education Inc.	2023 Proxy Statement 31

Proposal No. 1 Election of Directors

executive officers, require disclosure of related person transactions or relationships that may constitute conflicts of interest or otherwise require disclosure under applicable SEC rules.

There were no transactions in fiscal year 2023 that required approval under our policies and procedures or disclosure as required by the rules and regulations of the SEC.

Governance Principles/Code of Conduct and Ethics

Our Board has adopted Governance Principles that set forth expectations for directors, director qualifications, director retirement, director independence standards, board committee structure, and functions and other policies for Adtalem’s governance. We have adopted a Code of Conduct and Ethics applicable to all employees including directors, officers, and full- and part-time employees and faculty of Adtalem Global Education Inc. and its subsidiaries. These documents are available on Adtalem’s website at https://www.adtalem.com/about-us/organizational-governance. Any amendments or waivers of the Code of Conduct and Ethics will be disclosed at these website addresses.

We encourage individuals to speak up with questions, concerns, or potential violations of our Code of Conduct, and we have a 24-hour reporting hotline administered through a third-party to offer anonymity to anyone reporting such issues. Information about our whistleblower policy and practices are included in the Code of Conduct. All reports, which are reviewed by the Audit and Finance Committee each quarter, are investigated promptly, thoroughly and fairly, and appropriate action is taken whenever necessary.

Compensation Committee Independence and Insider Participation

During fiscal year 2023, Kenneth J. Phelan, William W. Burke, Charles DeShazer, and Sharon O’Keefe served on the Compensation Committee. No member of the Compensation Committee was, during 2023, an officer or employee of Adtalem, was formerly an officer of Adtalem, or had any relationship requiring disclosure by Adtalem as a related person transaction under Item 404 of Regulation S-K. During 2023, none of the Company’s executive officers served on the board of directors or a compensation committee of any other entity, any officers of which served on Adtalem’s Board or our Compensation Committee.

DIRECTOR COMPENSATION

The competitiveness of the director compensation program is reviewed annually by the Compensation Committee with the assistance and input of Meridian Compensation Partners (“Meridian”), the Compensation Committee’s independent compensation consultant. In fiscal year 2023, the director compensation program was benchmarked by Meridian and reviewed against Adtalem’s peer group. As a result of that review, in the second half of fiscal year 2023, the Board increased the long-term incentive compensation paid to directors by $15,000. As a result of the increase, each non-employee director annually will receive RSUs with an approximate value of $140,000. The RSUs will be granted directly following the 2023 Annual Meeting of Shareholders. Each RSU represents the right to receive one share of Common Stock following the satisfaction of the vesting period. All RSUs granted in November 2023 will vest upon the one-year anniversary of the grant date. In addition to the RSUs, in fiscal year 2023, non-employee directors continued to receive an annual retainer of $85,000, paid quarterly. The Chair of the Audit and Finance Committee received an additional annual retainer of $25,000, the Chair of the Compensation Committee received an additional annual retainer of $17,500, and the chairs of each of the other committees received an additional annual retainer of $12,500 for their roles as committee chairs. The Chairman of the Board is entitled to an additional annual retainer of $120,000 for his service. This was prorated during fiscal year 2023 as Mr. Malafronte was appointed as the Chairman of our Board in November 2022. Mr. Malafronte waived his receipt of the cash retainer for fiscal year 2023 (including the additional cash retainer for his service as Chairman). The Lead Independent Director is also entitled to receive an additional annual retainer of $35,000 for his or her service when a Lead Independent Director is serving in the role. This retainer was prorated during fiscal year 2023 as Mr. Burke ended his service as Lead Independent Director upon the appointment of an independent Chairman in November 2022. Directors were reimbursed for any reasonable and appropriate expenditures attendant to Board membership.

Under the Adtalem Nonqualified Deferred Compensation Plan, a director may elect to defer all or a portion of the cash retainer. Any amount so deferred is, at the director’s election, valued as if invested in various investment choices made available by the Compensation Committee for this purpose, and is payable in cash installments, or as a lump-sum on or after termination of service as a director, or at a later date specified by the director. No non-employee directors deferred any portion of their compensation in fiscal year 2023.

32 2023 Proxy Statement	Adtalem Global Education Inc.

Proposal No. 1 Election of Directors

This table discloses all non-employee director compensation provided in fiscal year 2023 to the directors of Adtalem for their service as directors.

	Fees Earned or	Stock
	Paid in Cash	Awards	Total
Name	($)(1)	($)(2)	($)
William W. Burke	118,750	125,082	243,832
Charles DeShazer	85,000	125,082	210,082
Mayur Gupta	85,000	125,082	210,082
Donna J. Hrinak	97,500	125,082	222,582
Georgette Kiser	97,500	125,082	222,582
Liam Krehbiel(3)	105,095	125,082	230,177
Lyle Logan(4)	36,375	—	36,375
Michael W. Malafronte	25,625	125,082	150,707
Sharon L. O’Keefe	94,375	125,082	219,457
Kenneth J. Phelan	98,125	125,082	223,207
Lisa W. Wardell	63,750	125,082	188,832

(1)	Includes all retainer fees paid or deferred pursuant to the Adtalem Global Education Inc. Nonqualified Deferred Compensation Plan.
(2)	The amounts reported in the Stock Awards column represent the grant date fair value of 2,930 RSUs granted on November 9, 2022 to each of the directors named above, computed in accordance with FASB ASC Topic 718. The assumptions made in determining the valuations of these awards can be found at Note 18: Stock-Based Compensation to our audited financial statements in Adtalem’s Annual Report on Form 10-K for the year ended June 30, 2023. The number of RSUs granted to each of the directors named above was determined by dividing $125,000 by $42.69, which represents the fair market value of a share of Common Stock on the November 9, 2022 award date and rounding to the nearest 10 shares.
(3)	Mr. Krehbiel was appointed to the Board effective June 6, 2022. In addition to receiving his four quarterly retainer fee payments, Mr. Krehbiel also received his initial prorated retainer fee during fiscal year 2023.
(4)	Mr. Logan did not stand for re-election at the 2022 Annual Meeting of Shareholders.

Adtalem Global Education Inc.	2023 Proxy Statement 33

PROPOSAL NO. 2

Ratify Selection of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm

Subject to shareholder ratification, the Audit and Finance Committee of the Board has reappointed PricewaterhouseCoopers LLP (“PwC”), as independent registered public accounting firm for Adtalem and its subsidiaries for fiscal year 2024. The Board recommends to the shareholders that the selection of PwC as independent registered public accounting firm for Adtalem and its subsidiaries be ratified. If the shareholders do not ratify the selection of PwC, the selection of independent registered public accounting firm will be reconsidered by the Audit and Finance Committee. Representatives of PwC are expected to be present at the Annual Meeting with the opportunity to make a statement, if they desire to do so, and to be available to respond to appropriate questions from shareholders.

APPROVAL BY SHAREHOLDERS

Proposal No. 2 to ratify the selection of PwC as independent registered public accounting firm for Adtalem for fiscal year 2024 will require the affirmative vote of a majority of the shares of Common Stock of Adtalem represented at the Annual Meeting. Abstentions will be treated as a vote AGAINST the proposal, while broker non-votes, if any, will not be counted as votes represented and entitled to vote and, therefore, will have no effect on the result of the vote for this proposal. See VOTING INFORMATION – Effect of Not Casting Your Vote. If you sign and return your proxy card, but give no direction or complete the telephonic or internet voting procedures but do not specify how you want to vote your shares, the shares will be voted FOR ratification of the selection of PwC as independent registered public accounting firm for Adtalem for fiscal year 2024.

If the appointment of PwC as our independent registered public accounting firm for fiscal year 2024 is not ratified by our shareholders, the adverse vote will be considered a direction to the Audit and Finance Committee to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors after the beginning of the current year, the 2024 appointment will stand unless the Audit and Finance Committee finds other good reason to make a change.

The Board of Directors recommends a vote FOR the ratification of the appointment of PwC as Adtalem’s independent registered public accounting firm for fiscal year 2024.

SELECTION AND ENGAGEMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Finance Committee, at each of its regularly scheduled meetings, and on an interim basis as required, reviews all engagements of PwC for audit and all other services. Prior to the Audit and Finance Committee’s consideration for approval, management provides the Audit and Finance Committee with a description of the reason for and nature of the services to be provided along with an estimate of the time required and approximate cost. Following such review, each proposed service is approved, modified, or denied as appropriate. A record of all such approvals is maintained in the files of the Audit and Finance Committee for future reference. All services provided by PwC during the past two years were approved by the Audit and Finance Committee prior to their undertaking.

PRE-APPROVAL POLICIES

The Audit and Finance Committee has adopted a policy for approving all permitted audit, audit-related, tax, and non-audit services to be provided by PwC in advance of the commencement of such services, except for those considered to be de minimis by law for non-audit services. Information regarding services performed by the independent registered public accounting firm under this de minimis exception is presented to the Audit and Finance Committee for information purposes at each of its meetings. There is no blanket pre-approval provision within this policy. For fiscal years 2022 and 2023, none of the services provided by PwC were provided pursuant to the de minimis exception to the pre-approval requirements contained in the applicable rules of the SEC. Audit and Finance Committee consideration and approval generally occurs at a regularly scheduled Audit and Finance Committee meeting. For projects that require an expedited decision because the independent registered public accounting firm should begin prior to the next regularly scheduled meeting, requests for approval may be circulated to the Audit and Finance Committee by e-mail, telephonically, or by other means for its consideration and approval. When deemed necessary, the Audit and Finance Committee has delegated pre-approval authority to its Chair. Any engagement of the independent registered public accounting firm under this delegation will be presented for informational purposes to the full Audit and Finance Committee at their next meeting.

34 2023 Proxy Statement	Adtalem Global Education Inc.

Proposal No. 2 Ratify Selection of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm

AUDIT FEES AND OTHER FEES

During the 2023 and 2022 fiscal years, Adtalem was billed by PwC for audit and other professional services, respectively, in the following amounts:

	Fiscal Year	Fiscal Year
Fees	2023	2022
Audit Fees	$3,870,000	$4,584,000
Audit-Related Fees	$—	$2,500,000
Tax Fees	$733,000	$965,324
All Other Fees	$900	$4,150
Total	$4,603,900	$8,053,474

AUDIT FEES — Includes all services performed to comply with generally accepted accounting principles in conjunction with the annual audit of Adtalem’s financial statements and the audit of internal controls over financial reporting. In addition, this category includes fees for services in connection with Adtalem’s statutory and regulatory filings, consents, and review of filings with the SEC such as the annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K. Also included are services rendered in connection with the required annual audits of Adtalem’s compliance with the rules and procedures promulgated for the administration of federal and state student financial aid programs. The higher audit fees for fiscal year 2022 were primarily due to work related to the acquisition of Walden University and the disposition of our Financial Services segment.

AUDIT-RELATED FEES — Audit-related fees of $2,500,000 were billed to us by PwC for fiscal year 2022, which included services performed related to carve-out financial statement audits prepared related to the sale of our Financial Services segment.

TAX FEES — Includes all services related to tax compliance, tax planning, tax advice, assistance with tax audits, and responding to requests from Adtalem’s tax department regarding technical interpretations, applicable laws and regulations, and tax accounting. Adtalem’s Audit and Finance Committee has considered the nature of these services and concluded that these services may be provided by the independent registered public accounting firm without impairing its independence. The higher tax fees for fiscal year 2022 were primarily due to work related to the acquisition of Walden University and the disposition of our Financial Services segment.

ALL OTHER FEES — Includes subscriptions for PwC’s online accounting research services and its disclosure checklist.

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Proposal No. 2 Ratify Selection of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm

AUDIT AND FINANCE COMMITTEE REPORT

To Our Shareholders:

The Audit and Finance Committee of Adtalem consists of three independent directors. The members of the Audit and Finance Committee meet the independence and financial literacy requirements of the NYSE and additional heightened independence criteria applicable to members of the Audit and Finance Committee under SEC and NYSE rules. In fiscal year 2023, the Audit and Finance Committee held nine meetings. The Audit and Finance Committee has adopted, and annually reviews, a charter outlining the practices it follows. The charter conforms to the SEC’s implementing regulations and to the NYSE listing standards.

Management is responsible for Adtalem’s internal controls and the financial reporting process by which it prepares the financial statements. Adtalem’s independent registered public accounting firm is responsible for performing an independent audit of the annual financial statements of Adtalem and expressing an opinion on those statements. The principal duties of the Audit and Finance Committee include:

●	Monitoring Adtalem’s financial reporting processes, including its internal control systems;
●	Selecting Adtalem’s independent registered public accounting firm, subject to ratification by the shareholders;
●	Evaluating the independent registered public accounting firm’s independence;
●	Monitoring the scope, approach, and results of the annual audits and quarterly reviews of financial statements, and discussing the results of those audits and reviews with management and the independent registered public accounting firm;
●	Overseeing the effectiveness of Adtalem’s internal audit function and overall risk management processes;
●	Discussing with management and the independent registered public accounting firm the nature and effectiveness of Adtalem’s internal control systems; and
●	Reviewing and recommending to the Board Adtalem’s financing policies and actions related to investment, capital structure, and financing strategies.

During fiscal year 2023, at each of its regularly scheduled meetings, the Audit and Finance Committee met with the senior members of the Adtalem’s financial management team. Additionally, the Audit and Finance Committee had separate private sessions, on a quarterly basis, with Adtalem’s independent registered public accounting firm, Adtalem’s General Counsel and Corporate Secretary, Adtalem’s Chief Financial Officer, and Adtalem’s Vice President, Internal Audit.

The Audit and Finance Committee is updated periodically on the process management uses to assess the adequacy of Adtalem’s internal control systems over financial reporting, the framework used to make the assessment and management’s conclusions on the effectiveness of Adtalem’s internal controls over financial reporting. The Audit and Finance Committee also discusses with Adtalem’s independent registered public accounting firm Adtalem’s internal control assessment process, management’s assessment with respect thereto, and the evaluation by Adtalem’s independent registered public accounting firm of its system of internal controls over financial reporting.

The Audit and Finance Committee annually evaluates the performance of Adtalem’s independent registered public accounting firm, including the senior audit engagement team, and determines whether to reengage the current independent registered public accounting firm. As a threshold matter, the Audit and Finance Committee satisfies itself that the most recent Public Company Accounting Oversight Board (“PCAOB”) inspection report pertaining to the current firm does not contain any information that would render inappropriate its continued service as Adtalem’s independent public accountants, including consideration of the public portion of the report and discussion in general terms of the types of matters covered in the non-public portion of the report. The Audit and Finance Committee also considers the quality and efficiency of the previous services rendered by the current auditors and the auditors’ technical expertise and knowledge of Adtalem’s global operations and industry. Based on this evaluation, the Audit and Finance Committee decided to reengage, and recommend ratification of, PwC as Adtalem’s independent registered public accounting firm for fiscal year 2023. The Audit and Finance Committee reviewed with members of Adtalem’s senior management team and PwC the overall audit scope and plans, the results of internal and external audit examinations, evaluations by management and PwC of Adtalem’s internal controls over financial reporting, and the quality of Adtalem’s financial reporting. Although the Audit and Finance Committee has the sole authority to appoint Adtalem’s independent registered public accounting firm, the Audit and Finance Committee recommends that the Board ask the shareholders, at their annual meeting, to ratify the appointment of Adtalem’s independent registered public accounting firm. With respect to Adtalem’s audited financial statements for fiscal year 2023, the Audit and Finance Committee has:

●	Reviewed and discussed the 2023 audited financial statements with management;
●	Met with PwC, Adtalem’s independent registered public accounting firm, and discussed the matters required to be discussed by the PCAOB and the SEC; and
●	Received the written disclosures and the letter from PwC required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit and Finance Committee concerning independence, and has discussed its independence with PwC.

In reliance upon the Audit and Finance Committee’s reviews and discussions with both management and PwC, management’s representations and the report of PwC on Adtalem’s audited financial statements, the Audit and Finance Committee recommended to the Board that the audited financial statements for the fiscal year ended June 30, 2023 be included in Adtalem’s Annual Report on Form 10-K for the fiscal year ended June 30, 2023 filed with the SEC.

36 2023 Proxy Statement	Adtalem Global Education Inc.

Proposal No. 2 Ratify Selection of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm

While the Audit and Finance Committee has the responsibilities set forth in its charter (including to monitor and oversee the audit processes), the Audit and Finance Committee does not have the duty to plan or conduct audits or to determine that Adtalem’s financial statements are complete, accurate or in accordance with generally accepted accounting principles. Adtalem’s management and independent auditor have this responsibility.

This report has been furnished by the members of the Audit and Finance Committee.

William W. Burke, Chair
Donna J. Hrinak
Liam Krehbiel

The Audit and Finance Committee Report set forth above does not constitute soliciting materials and should not be deemed incorporated by reference into any other Adtalem filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent that Adtalem specifically incorporates this Audit and Finance Committee Report by reference.

Adtalem Global Education Inc.	2023 Proxy Statement 37

PROPOSAL NO. 3

Say-on-pay: Advisory Vote to Approve the Compensation of Our Named Executive Officers (“NEOs”)

COMPENSATION DISCUSSION & ANALYSIS

The following pages summarize our executive compensation program for our NEOs. Our 2023 NEOs are:

Stephen W. Beard	Robert J. Phelan	Douglas G. Beck	Maurice Herrera	Steven Tom
President and Chief Executive Officer	Senior Vice President, Chief Financial Officer	Senior Vice President, General Counsel, Corporate Secretary and Institutional Support Services	Senior Vice President, Chief Marketing Officer	Senior Vice President, Chief Customer Officer

Executive Summary

Adtalem’s executive compensation program is designed to reward leaders for delivering strong financial results and building shareholder value. We firmly believe that academic quality and a strong student-centric focus lead to growth and, therefore, we have incorporated performance objectives into our executive compensation program to recognize leadership for their roles in improving student academic performance and outcomes.

This executive compensation program structure enables us to provide a competitive total compensation package while aligning our leaders’ interests with those of our shareholders and other stakeholders. The following chart highlights key objectives behind the development, review, and approval of our NEOs’ compensation.

38 2023 Proxy Statement	Adtalem Global Education Inc.

Proposal No. 3 Say-on-pay: Advisory Vote to Approve the Compensation of Our Named Executive Officers (“NEOs”)

COMPENSATION OBJECTIVES

Our executive compensation program is designed to:

ALIGN INCENTIVES	COMPETE FOR TALENT	REWARD PERFORMANCE

Our purpose is to empower students to achieve their goals, find success and make inspiring contributions to our global community. Success in realizing our purpose drives growth, which leads to the creation of sustainable, long-term value for our shareholders. Our compensation program is distinguished by its alignment not only with our shareholders, but also with our students, whose success is critical to our organization’s success.

Our compensation program is designed to attract, retain, and motivate high-performing employees, particularly our key executives who are critical to our operations. Our compensation decisions take into account the competitive landscape for talent.

We reward outstanding performance through:

●
A short-term incentive program focusing our executives on achieving strong financial results and superior academic and student outcomes, through individual performance objectives, and
●
A long-term incentive program providing a mix of equity vehicles designed to reward long-term financial performance and shareholder value creation.

Our executive compensation program aligns the attainment of our business transformation and growth objectives with commensurate rewards based on results achieved over both short- and long-term performance periods. The Compensation Committee believes this approach appropriately focuses executives on achieving our strategic priorities and provides appropriate upside and downside potential based on actual performance and results achieved over time.

Our program, particularly how we measure performance through both annual incentives and our long-term performance share plan, employs measures that support our fundamental shift in strategic focus for management and our organization at large.

Fiscal year 2023 created a foundation for future growth through our strategic business transformation and operational execution.

Key Achievements	How this positions us for long-term sustainable growth
Integration of Walden University and our legacy institutions
●
Integration of Walden University and our legacy institutions into a complementary portfolio of like-kind institutions, all with a center of gravity in healthcare; and
●
Created centers of excellence by centralizing our marketing and student experience capabilities, deploying best practices enterprise-wide and realizing economies of scale to enhance the student journey

Created an unparalleled operational foundation
●
Achieved the two-year $60 million cost synergy target, creating significant efficiencies and a more profitable operating model; and
●
Efficiencies and operating model unlocked the ability to sustainably invest for future organic growth as part of our Growth with Purpose strategy

Launched Growth with Purpose strategy
●
Focus on improving operational and financial performance through fiscal year 2026;
●
Driving organic enrollment growth through expanding access to underserved communities and delivering high-quality academic outcomes; and
●
Accelerating enrollment growth led by programs such as nursing, social and behavioral health, and veterinary medicine, as we exited fiscal year 2023

Disciplined Capital Allocation Philosophy
●
Robust cash generation, $206 million of net cash provided by operating activities-continuing operations in fiscal year 2023;
●
Executing on capital allocation priorities, reinvested $37 million in capital expenditures in fiscal year 2023 for future growth;
●
Reduced long-term financial obligations by $151 million in fiscal year 2023; and
●
Returned $140 million of excess capital to shareholders through share repurchases in fiscal year 2023

Adtalem Global Education Inc.	2023 Proxy Statement 39

Proposal No. 3 Say-on-pay: Advisory Vote to Approve the Compensation of Our Named Executive Officers (“NEOs”)

CONTINUED SHAREHOLDER OUTREACH

Adtalem employs a proactive investor relations approach, involving management and the Board, with ongoing outreach and interactive dialogue with investors to seek input on topics including corporate governance, executive compensation, diversity, equity and inclusion, and strategy. Our goal is to provide transparency to ensure there is a clear understanding of our business and our operating and financial performance – as set forth in our public filings, through one-on-one discussions, non-deal road shows, and investor conferences.

Our ongoing commitment to shareholder outreach included proactive outreach to our top shareholders in 2023. Those shareholders that did provide feedback responded favorably and did not express any particular areas of concern and reiterated their support for the strategic transformation actions executed last year and our new Growth with Purpose organic growth strategy.

Adtalem and the Board will continue to engage our shareholder base in the future to understand and attempt to respond to shareholder concerns.

PAY-FOR-PERFORMANCE FOCUS

We use both short- and long-term incentives to reward NEOs for delivering strong business results, increasing shareholder value, and improving student outcomes. With our pay-for-performance philosophy, an executive can earn in excess of target levels when performance exceeds established objectives. And, if performance falls below established objectives, our incentive plans pay below target levels, which in some cases could be nothing at all.

(1)	Excludes perquisites.
(2)	Illustration represents fiscal year 2023 target compensation mix for Mr. Beard and the other NEOs.

Program Design:

●	The actual value realized from the annual MIP award can range from zero, if threshold performance targets are not met, to up to 200% of targeted amounts for exceptional organizational performance.
●	Our regular long-term incentive program consists of equity-based awards whose value ultimately depends on our stock price performance. Beginning with fiscal year 2023, the Compensation Committee determined that it would no longer grant stock options. The elimination of stock options is intended to simplify the long-term incentive program and to shift more of the equity mix to performance-based equity awards. As a result, a significant portion of the equity-based awards granted under the annual long-term incentive program (60% of the executive officers’ annual awards) is granted in the form of PSUs, the number of which earned is based on achievement of three-year financial performance goals. For the PSUs granted in fiscal year 2023, the Committee approved the use of Revenue Growth and EBITDA Margin as the financial performance measures, replacing return on invested capital (“ROIC”) and free cash flow (“FCF”) per share as the financial performance metrics for the PSUs, to better align the long-term incentive program with Adtalem’s long-term growth strategy. If the minimum levels of performance are not met, no PSUs are earned; if the minimum levels of performance are met, payout can range from 50% to 200% of the target number of PSUs.

40 2023 Proxy Statement	Adtalem Global Education Inc.

Proposal No. 3 Say-on-pay: Advisory Vote to Approve the Compensation of Our Named Executive Officers (“NEOs”)

Performance Assessment: Our Compensation Committee uses a comprehensive, well-defined, and rigorous process to assess organizational and individual performance. We believe the performance measures for our incentive plans focus management on the appropriate objectives for the creation of short- and long-term shareholder value as well as academic quality and organizational growth.

2023 COMPENSATION DECISIONS AND ACTIONS

Key Fiscal Year 2023 Compensation Decisions

BASE SALARY Page 44

Adtalem is committed to offering market competitive compensation to our key executives, including competitive base salaries. In fiscal year 2023, the Board and/or the Compensation Committee approved merit increases in base salaries of 2% for Mr. Beard and each of our other NEOs as part of our normal compensation review process which takes into account market competitiveness and individual performance. The base salary of Mr. Beard was increased from $900,000 to $918,000, the base salary of Mr. Phelan was increased from $480,000 to $489,600, the base salary of Mr. Beck was increased from $515,000 to $525,300, the base salary of Mr. Herrera was increased from $435,000 to $443,700, and the base salary of Mr. Tom was increased from $400,000 to $408,000.

ANNUAL INCENTIVES Page 45

For Mr. Beard and the other NEOs, the fiscal year 2023 MIP award was based on financial performance at Adtalem (45% based on Adtalem revenue and 55% based on Adtalem adjusted earnings per share). The resulting MIP award for Mr. Beard and the other NEOs, as determined based on Adtalem financial performance, was then adjusted for individual performance by an individual performance modifier which can range from 0% to 125%.

Awards under the fiscal year 2023 MIP for Adtalem financial performance were earned at 88% of the MIP target for Mr. Beard and the other NEOs. The MIP awards as determined based on financial performance for Mr. Beard and the other NEOs were then each adjusted by an individual performance modifier of 125% to reflect individual performance resulting in MIP awards that were earned at 109% of the MIP target for Mr. Beard and the other NEOs.

LONG-TERM INCENTIVES Page 49

In fiscal year 2023, Mr. Beard and the other NEOs received long-term incentive awards consisting of performance-vesting PSUs and service-vesting RSUs.

In addition to the PSUs granted in fiscal year 2023, PSUs granted to NEOs[1] in August 2020 for the fiscal year 2021 through fiscal year 2023 three-year performance period vested in August 2023 based on the achievement of ROIC and FCF per share targets that were assessed over the three-year performance period. Based on our financial performance for the three-year performance period, the ROIC and FCF per share PSUs vested with an overall payout of 72.2% and 77.2% of target, respectively.

[1]

Excluding Mr. Phelan, Mr. Beck, Mr. Herrera, and Mr. Tom, who were not employed by Adtalem at the time of grant.

Factors Guiding our Decisions

●	Executive compensation program objectives, philosophy, and principles;
●	Shareholder input, including say-on-pay vote;
●	Adtalem’s mission, vision, purpose, and “TEACH” values;
●	The competitive landscape, trends, and best pay practices;
●	Financial performance of Adtalem and its individual institutions; and
●	Advice of our independent outside compensation consultant.

The following provides a more in-depth discussion of our performance in these areas that helped drive the Compensation Committee’s evaluation of performance, and ultimately, compensation decisions for fiscal year 2023.

Adtalem Global Education Inc.	2023 Proxy Statement 41

Proposal No. 3 Say-on-pay: Advisory Vote to Approve the Compensation of Our Named Executive Officers (“NEOs”)

2023 Financial and Operational Highlights

Adtalem’s fiscal year 2023 financial results reflect positive returns on our transformation and operational initiatives across the enterprise. Total enrollments at the end of fiscal year 2023 were nearly 76,000 students, resulting in revenue of $1.5 billion. During the year, we integrated Walden University and achieved our two-year $60 million cost synergy target, creating significant efficiencies and a more profitable operating model. For the full year, we grew adjusted operating income margin by 40 basis points year-over-year to 19.8% and reported adjusted earnings per share of $4.21, which was 35% higher than the prior year. See Appendix A for a reconciliation to reported GAAP results.

Fiscal year 2023 was a foundational year for Adtalem as we executed on our strategic transformation, capturing and creating value, and integrating our five like-kind institutions. We formally launched our Growth with Purpose strategy, which focuses on improving and accelerating our organic performance across the critical value-creating activities of the business while continuing to expand access for aspiring students and delivering high-quality academic outcomes. Our new foundation will amplify our purpose-led mission for many years to come.

Fiscal year 2023 revenue was below plan with adjusted earnings per share coming in ahead of our operating plan, which serves as the basis for our fiscal year 2023 MIP financial performance targets. As a result, the portions of executive officer MIP awards based on Adtalem revenue and adjusted earnings per share paid out at 58.2% and 111.6% of target, respectively.

*	Adjusted results exclude impact of special items. See Appendix A for a reconciliation to reported results.

EXECUTIVE COMPENSATION GOVERNANCE AND PRACTICES

WHAT WE DO	WHAT WE DON’T DO

✓
Pay for economic and academic performance
✓
Solicit and value shareholder opinions about our compensation practices
✓
Deliver total direct compensation primarily through variable pay
✓
Set challenging short- and long-term incentive award goals
✓
Provide strong oversight that ensures adherence to incentive grant regulations and limits
✓
Maintain robust stock ownership requirements
✓
Adhere to an incentive compensation recoupment (clawback) policy
✓
Offer market-competitive benefits
✓
Consult with an independent advisor on executive pay practices, plan designs, and competitive pay levels

✘
Provide guaranteed salary increases
✘
Provide tax gross-ups on severance or other payments in connection with a change in control
✘
Provide single-trigger change-in-control severance
✘
Re-price stock options or exchange underwater options for other awards or cash
✘
Pay dividends on unvested performance-based awards
✘
Provide excessive perquisites
✘
Offer a defined benefit pension or supplemental executive retirement plan
✘
Permit hedging or pledging of Adtalem Stock
✘
Reward executives without a link to performance

42 2023 Proxy Statement	Adtalem Global Education Inc.

Proposal No. 3 Say-on-pay: Advisory Vote to Approve the Compensation of Our Named Executive Officers (“NEOs”)

Executive Compensation

PRINCIPLES OF EXECUTIVE COMPENSATION

The Compensation Committee uses the following Principles of Executive Compensation to assess Adtalem’s executive compensation program and to provide guidance to management on the Compensation Committee’s expectations for the overall executive compensation structure:

Principle	Purpose
Stewardship/Sustainability
●
Reinforce Adtalem’s purpose and long-term vision
●
Motivate and reward sustained long-term growth in shareholder value
●
Uphold long-term interests of all stakeholders (including students, employees, employers, shareholders, and taxpayers)
●
Focus on sustaining and enhancing the quality and outcomes of education programs
●
Promote continued differentiation and expansion of Adtalem’s programs

Accountability
●
Ensure financial interests and rewards are tied to executive’s area of impact and responsibility (division, geography, and function)
●
Require timing of performance periods to match timing of employee’s impact and responsibility (short-, medium-, and long-term)
●
Emphasize quality, service, and academic and career results
●
Articulate well defined metrics, goals, ranges, limits, and results
●
Motivate and reward achievement of strategic goals, with appropriate consequences for failure
●
Comply with legislation and regulations

Alignment
●
Promote commonality of interest with all stakeholders (including students, employees, employers, shareholders, and taxpayers)
●
Reflect and reinforce Adtalem’s values and culture
●
Promote commonality of interests across business units, geography, and up, down and across the chain of command
●
Provide a balance between short- and long-term performance

Engagement
●
Attract and retain high quality talent and provide for organizational succession
●
Provide market competitive total compensation and benefits packages at all levels
●
Promote consistent employee development at all levels
●
Motivate urgency, creativity, and dedication to Adtalem’s purpose
●
Clearly communicate the link between pay and performance

Transparency
●
Clearly communicate compensation structure, rationale, and outcomes to all employees and shareholders
●
Provide simple and understandable structure that is easy for internal and external parties to understand
●
Maintain a reasonable and logical relationship between pay at different levels
●
Base plan on systematic goals that are objective and clear, with appropriate level of discretion

Adtalem Global Education Inc.	2023 Proxy Statement 43

Proposal No. 3 Say-on-pay: Advisory Vote to Approve the Compensation of Our Named Executive Officers (“NEOs”)

2023 EXECUTIVE COMPENSATION FRAMEWORK

Adtalem’s fiscal year 2023 incentive compensation program for executives was designed to link compensation performance with the full spectrum of our business goals, some of which are short-term, while others take several years or more to achieve:

2023 COMPENSATION SNAPSHOT

		Objective	Time Horizon	Performance Measures	Additional Explanation
Salary (cash)	Base Salary	Reflect experience, market competition and scope of responsibilities	Reviewed Annually	● Assessment of performance in prior year.	● Represents 12% to 35% of target Total Direct Compensation for Mr. Beard and other NEOs (on average), respectively.

Annual Incentive (cash)	MIP	Reward achievement of short-term operational business priorities	1 year	● Revenue ● Adjusted Earnings Per Share* ● Individual Performance Modifier	● Represents 15% to 23% of target Total Direct Compensation for Mr. Beard and other NEOs (on average), respectively.

Long-Term Incentive (equity)	RSUs	Align interests of management and shareholders, and retain key talent	3 year ratable	● Stock price growth	● Represents 40% of NEO LTI granted in FY23.**
	Revenue Growth PSUs	Reward achievement of multi-year financial goals, align interests of management and shareholders, and retain key talent	3 year cliff	● Revenue Growth	● Represents 60% of NEO LTI granted in FY23.**
	EBITDA Margin PSUs			● EBITDA Margin
*	The MIP payout for executive leadership of the institutions is also based on revenue and adjusted operating income at such executive’s institutions.
**

The total long-term incentive award consisting of both RSUs and PSUs represents 73% of target Total Direct Compensation for Mr. Beard and 42% of target Total Direct Compensation for other NEOs (on average).

ANALYSIS OF 2023 EXECUTIVE COMPENSATION

Annual Base Salary Review

Annual base salaries for NEOs are intended to reflect the scope of their responsibilities, the experience they bring to their roles, and current market compensation for similar roles of other executives of companies that are peers of Adtalem. Once established, and under normal business conditions, base salaries are reviewed annually for adjustment to reflect the executive’s prior performance and respond to changes in market conditions. The table below lists the seven criteria the Compensation Committee uses to determine changes to salary from one year to the next.

Base salary adjustments are made based on seven criteria:
1.	Adtalem’s overall financial performance compared to operating plan
2.	Executive’s performance against established individual goals and objectives
3.	Executive’s effectiveness in instilling a culture of academic quality, teamwork, student service, and integrity
4.	Executive’s expected future contributions
5.	Comparison to peer group and other available market data
6.	Merit increase parameters set for all employees in the organization
7.	Discretion based on interaction and observation throughout the year

Fiscal Year 2023 Base Salary Decisions

In August 2022, the Board, based on the Compensation Committee’s recommendation in consultation with Meridian, increased Mr. Beard’s base salary from $900,000 to $918,000. In August 2022, the Compensation Committee also increased Mr. Phelan’s base salary from $480,000 to $489,600, Mr. Beck’s base salary from $515,000 to $525,300, Mr. Herrera’s base salary from $435,000 to $443,700, and Mr. Tom’s base salary from $400,000 to $408,000. In each case, the base salaries of the NEOs were increased by a 2% merit increase based on a review of market competitiveness and individual performance as part of our normal annual compensation review process.

44 2023 Proxy Statement	Adtalem Global Education Inc.

Proposal No. 3 Say-on-pay: Advisory Vote to Approve the Compensation of Our Named Executive Officers (“NEOs”)

ANNUAL BASE SALARY

	Fiscal Year	Fiscal Year	Percent
Name	2023	2022	Change
Stephen W. Beard	$918,000	$900,000	2.0%
Robert J. Phelan	$489,600	$480,000	2.0%
Douglas G. Beck	$525,300	$515,000	2.0%
Maurice Herrera	$443,700	$435,000	2.0%
Steven Tom	$408,000	$400,000	2.0%

Annual Cash Incentive Compensation

The annual cash incentive, delivered through the MIP, provides the NEOs with the opportunity to earn rewards based on the achievement of organizational and institutional performance, as well as individual performance.

How the MIP Works

MIP target award opportunities for each NEO are set by the Compensation Committee based on factors including external surveys of peer company practices for positions with similar levels of responsibility. These targets, which are expressed as a percentage of base salary, are then reviewed at the beginning of each fiscal year based on updated market compensation data.

For fiscal year 2023, the MIP provided Mr. Beard with a target award opportunity of 120% of base salary and the other NEOs with a target award opportunity ranging from 60% to 80% of base salary. The target award opportunity for Mr. Beard was increased for fiscal year 2023 from 110% of base salary based on a review of market competitiveness. No other changes were made to the MIP target award opportunity as a percentage of base salary for the other NEOs.

For fiscal year 2023, the financial performance measures for the MIP, and the weightings of such measures, were Adtalem revenue (45%) and Adtalem adjusted earnings per share (55%) for Mr. Beard and each of the other NEOs. The weightings of the financial performance measures were changed for fiscal year 2023 from 45% Adtalem adjusted earnings per share for Mr. Beard and 40% Adtalem adjusted earnings per share for the other NEOs and 40% Adtalem revenue for Mr. Beard and 30% Adtalem revenue for the other NEOs. In addition to the change in the weightings of the financial performance measures, the individual performance component of the MIP, which was 15% for Mr. Beard and 30% for the other NEOs, was eliminated and replaced by an individual performance modifier. The individual performance modifier can adjust the MIP award determined based on the financial performance results by a factor that can range from 0% to 125%. The change in the weightings of the financial performance measures and the introduction of an individual performance modifier are intended to place greater emphasis on the financial performance results while continuing to incorporate individual performance into the MIP award.

Creating a Strong Link to Pay-for-Performance

We believe the MIP payouts made to our NEOs for fiscal year 2023 support our executive compensation objective of pay-for-performance by rewarding our NEOs to the extent they met or exceeded pre-established financial and individual performance goals.

Actual MIP awards can be higher or lower than the target opportunity based on the results for each financial performance measure. Performance below the threshold for the goal will result in no payment for that performance goal. Performance at or above threshold can earn an award ranging from 50% of the target amount to a maximum of 200% of the target amount for maximum performance.

In addition to the actual financial results achieved, the Compensation Committee, or the independent directors in the case of Mr. Beard, also considers individual performance over the course of the fiscal year for each NEO and may increase or decrease the MIP award as determined based on financial results by applying an individual performance modifier of between 0% and 125%, which can result in a maximum MIP payout of 250% of the target amount. Individual performance goals that factor into the individual performance modifier reflect functional results and/or institution performance appropriate for the NEO, as well as academic outcomes, organizational strength, and the advancement of Adtalem’s core values. Individual performance goals are designed to drive initiatives that support Adtalem’s strategy and further align leadership with Adtalem’s student-focused purpose.

The maximum amount of 250% of target rewards exceptional performance compared to expectations, over-delivery of strategic initiatives, and/or achievement of initiatives not contemplated at the time goals were set.

Actual earned MIP awards are determined after the fiscal year has ended and audited financial results have been completed (i.e., in the first quarter of the next fiscal year). Thus, MIP awards for fiscal year 2023 were determined and paid in the early part of fiscal year 2024, after the results for the fiscal year ended June 30, 2023 were confirmed. MIP financial performance

MIP Performance Measures

The Compensation Committee determined that Adtalem revenue and adjusted earnings per share, along with institution revenue and adjusted operating income, effectively balance top line revenue growth and bottom-line profitability and results and are the most appropriate short-term metrics to support our business objectives.

Adtalem Global Education Inc.	2023 Proxy Statement 45

Proposal No. 3 Say-on-pay: Advisory Vote to Approve the Compensation of Our Named Executive Officers (“NEOs”)

measures and goals are typically set by the Compensation Committee in the first quarter of the year in which the performance is measured.

In measuring financial performance, the Compensation Committee may adjust results for certain unusual, non-recurring, or other items to ensure the MIP rewards true operational performance as it is perceived by investors and as consistently measured. Appendix A details the adjustments made in the last three fiscal years.

In instances where an institution has not demonstrated performance commensurate with the potential award, the Compensation Committee may exercise negative discretion and reduce MIP payouts for individuals with oversight over the applicable institution. In the case of acquisitions and dispositions, the Compensation Committee generally does not include revenue, and corresponding earnings per share or operating income, in its evaluation of achievement against targets unless such expected revenue, and corresponding earnings per share or operating income, had been factored into the performance target. Similarly, revenue, and corresponding earnings per-share or operating income performance is typically adjusted for dispositions during the year.

The relative percentages assigned to the measures for each NEO(1) for fiscal year 2023 are as follows:

		Adtalem
	Adtalem	Adj. Earnings
Name	Revenue	Per Share
Stephen W. Beard	45%	55%
Robert J. Phelan	45%	55%
Douglas G. Beck	45%	55%
Maurice Herrera	45%	55%
Steven Tom	45%	55%

2023 Performance Goals

Financial goals set for our MIP participants are derived from Adtalem’s fiscal year operating plans, which are recommended by Adtalem’s executive management team and approved by the Board at the beginning of each fiscal year. For fiscal year 2023, these plans translated to financial performance goals of $1,490.0 million of revenue and $4.30 of adjusted earnings per share.

The table below shows the threshold, target, and maximum goals for revenue and adjusted earnings per share under the fiscal year 2023 MIP.

	Plan
Metric	Threshold	Target	Maximum
Adtalem Revenue	$1,328	$1,490	$1,565
Adtalem Adjusted EPS	$3.36	$4.30	$4.73

The fiscal year 2023 revenue target under the MIP was 7.8% higher than fiscal year 2022 actual results of $1,381.8 million, which reflected expected growth from all three reportable segments. The fiscal year 2023 adjusted earnings per share target goal under MIP was 38.3% higher than fiscal year 2022 actual results of $3.11, which, again reflected expected growth from all segments, lower interest expense, as well as the expected effect of cost control measures across all segments and home office.

The Compensation Committee considers the organization’s performance goals to represent the best estimate of what the organization could deliver if management, individually and collectively, were to materially satisfy its goals and objectives for the year. All goals are designed to be aggressive yet achievable, with the expectation that it would take extraordinary performance on the part of management to exceed them to the extent necessary to yield maximum incentive payouts under the MIP.

The Compensation Committee approves individual performance goals and objectives for the CEO at the beginning of each fiscal year. The CEO also works collaboratively with the other NEOs in developing their respective individual performance goals and in assigning weightings to such goals to place additional emphasis on higher priorities. Individual performance goals are factors in determining base salary adjustments, annual cash incentive compensation, and future awards of long-term incentive compensation. Individual performance goals intentionally include elements that can be rated objectively as well as, to a lesser extent, elements that are of a subjective nature. Individual performance goals are used to drive stretch performance across a broad range of areas considered critical to our strategy and purpose. This mix of objective and subjective criteria allows the evaluator — the independent members of the Board in the case of the CEO, and the CEO with input and approval from the Compensation Committee in the case of the other NEOs — to assess the individual’s performance against objective criteria, while utilizing his or her discretion to make adjustments based on the individual’s perceived contributions and other subjective criteria.

46 2023 Proxy Statement	Adtalem Global Education Inc.

Proposal No. 3 Say-on-pay: Advisory Vote to Approve the Compensation of Our Named Executive Officers (“NEOs”)

A summary of the primary individual performance goals and objectives established for each of our NEOs follows:

● ● ●
Stephen W. Beard (President and Chief Executive Officer)
●
Grow top line revenue
●
Deliver two-year value capture cost synergies
●
Improve academic outcomes
●
Strengthen performance against CEO competencies of strategy, stakeholder management, people management, and leadership culture.

Robert J. Phelan (Senior Vice President, Chief Financial Officer)	● Build and develop a high performance team ● Deliver on financial objectives ● Drive execution of our transformation growth plan ● Meet or exceed value capture goal
Douglas G. Beck (Senior Vice President, General Counsel, Corporate Secretary and Institutional Support Services)
●
Continue to develop a top quality legal and regulatory department
●
Maintain Adtalem’s compliance with applicable laws and regulations
●
Maintain relationship with Department of Education
●
Successfully limit Adtalem’s exposure to potential DeVry University liabilities
●
Support Adtalem’s transformation initiatives

Maurice Herrera (Senior Vice President, Chief Marketing Officer)
●
Deliver on FY23 Plan
●
Drive earned media to boost reputation of institutions
●
Elevate data driven accountability
●
Grow Dotcom traffic share and optimize UX
●
Increase marketing team engagement
●
Launch distinct and compelling brand campaign for all segments

Steven Tom (Senior Vice President, Chief Customer Officer)
●
Deliver on FY23 financial objectives & commitment
●
Meet or exceed FY23 value capture goal
●
Power new and enhanced persistence capabilities for the institutions
●
Lead a successful start to growth with purpose transformation
●
Drive a market responsive enterprise product portfolio
●
Innovate for the benefit of our institutions and students
●
Accelerate growth and performance through people

Adtalem Global Education Inc.	2023 Proxy Statement 47

Proposal No. 3 Say-on-pay: Advisory Vote to Approve the Compensation of Our Named Executive Officers (“NEOs”)

Fiscal Year 2023 MIP Decisions

Based on an evaluation of organizational performance relative to MIP measures set at the beginning of fiscal year 2023, the final MIP awards were based on the following financial results, as adjusted for special items described in Appendix A:

●	Adtalem achieved 58.2% payout for the fiscal year 2023 revenue component; and
●	Adtalem achieved 111.6% payout for the fiscal year 2023 adjusted earnings per share component.

The table below shows the threshold, target, and maximum goals for revenue and adjusted earnings per share under the fiscal year 2023 MIP, the performance achieved, and the resulting payout.

	Target Award				Actual Results	Performance	Payout as
	Opportunity	Plan			(excluding	Relative	% of
Metric	(Weighting)	Threshold	Target	Maximum	special items)(1)	to Plan	Target
Adtalem Revenue	45%	$1,328	$1,490	$1,565	$1,451	97.3%	58.2%
Adtalem Adjusted EPS	55%	$3.36	$4.30	$4.73	$4.35	101.2%	111.6%
Organization Performance	100%					99.4%	88%
(1)	See Appendix A for a reconciliation to reported results.

Final MIP award calculations also took into consideration evaluations of individual performance for each NEO during the fiscal year. In the case of each of the NEOs, including Mr. Beard, the MIP award calculations included the application of an individual performance modifier of 125%. The independent directors, in the case of Mr. Beard, and the Compensation Committee, in the case of the other NEOs and taking into account the recommendations of Mr. Beard, determined that an individual performance modifier of 125% was appropriate based on the individual performance and contributions of each of the NEOs in fiscal year 2023 as described below. Based on all of these applicable factors, the Compensation Committee approved the following MIP awards to the NEOs:

	Annual
	Target as a
	Percentage of	Target Award	Actual	Percent of
Name	Base Salary	Opportunity	Award	Target Earned
Stephen W. Beard	120%	$1,101,600	$1,205,839	109%
Robert J. Phelan	80%	$391,680	$428,743	109%
Douglas G. Beck	70%	$367,710	$402,505	109%
Maurice Herrera	60%	$266,220	$291,411	109%
Steven Tom	60%	$244,800	$267,964	109%

Set forth below, as an example of the MIP calculation for NEOs, is a summary of the calculation of the fiscal year 2023 award for Mr. Beard:

					Payout
					as a % of
					Target Award
					Opportunity
			Performance		Based on
	Target Award		Achieved	Performance	Performance	Target Award
	Opportunity		(Excluding	Relative	Relative	Opportunity	Actual
Metric	(Weighting)	Target	Special Items)	to Target	to Target	(Amount)	Award
Adtalem Revenue	45%	$1,490	$1,451	97.3%	111.6%	$495,720	$288,509
Adtalem Adjusted EPS	55%	$4.30	$4.35	101.2%	58.2%	$605,880	$676,162
Organizational Performance	100%				88%	$1,101,600	$964,671
Individual Performance Modifier					1.25x	$—	$241,168
Total					109%	$1,101,600	$1,205,839

In reviewing Mr. Beard’s performance, the independent directors evaluated his performance against each of his individual goals and determined that the application of a 125% individual performance modifier was warranted and appropriate given the financial, operational, and strategic results achieved during fiscal year 2023, as noted below:

●	Beat consensus for revenue and EPS every quarter
●	Improved year-over-year total enrollment
●	Exceeded two-year value capture cost synergy target
●	Launched and began executing multi-year transformation strategy
●	Returned $140 million to shareholders in share repurchases and reduced debt by $151 million
●	Built out and strengthened leadership team and enhanced organizational culture

48 2023 Proxy Statement	Adtalem Global Education Inc.

Proposal No. 3 Say-on-pay: Advisory Vote to Approve the Compensation of Our Named Executive Officers (“NEOs”)

In determining MIP awards for the other NEOs, the Compensation Committee evaluated the NEOs against their individual goals taking into consideration the following performance highlights:

Robert J. Phelan

Exceeded guidance for revenue and EPS each quarter

Exceeded value capture cost synergy target

Completed successful share repurchases and significantly reduced debt

Significantly improved and developed a high performing team

Drove accountability and support for the execution of the transformation strategy

Douglas G. Beck

Developed a dynamic and pragmatic approach to risk management

Successfully engaged and established a relationship with the Department of Education

Strengthened relationship with the Federal government and current Administration

Successfully oversaw and managed ongoing litigation

Maurice Herrera

Drove increased media to boost reputation of the institutions

Elevated data driven accountability

Grew dotcom traffic share and optimized UX

Launched distinct and compelling brand campaign for all the institutions

Steven Tom

Successfully launched strategy to create holistic One Adtalem

Exceeded value capture cost synergy target

Powered new and enhanced persistence capabilities for the institutions

Drove a market responsive enterprise product portfolio

Shaped and launched artificial intelligence efforts

Special Value Capture Incentive Opportunity

In November 2021, the Compensation Committee approved the Value Capture Incentive Opportunity, which was a special bonus program for fiscal years 2022 and 2023 that was designed to reward participants for identifying and executing on synergies related to the Walden University acquisition. Each of the NEOs, other than Mr. Beard, were participants in the Value Capture Incentive Opportunity. For participating executive officers, including each of the NEOs, payouts were tied to achieving pre-established realized levels of total cost synergies with funding equal to 3-5% of synergy cost targets, or $4 to $6 million. The Value Capture Incentive Opportunity payout for each participating executive officer upon achievement of the target level of cost synergies was $200,000, with the opportunity to earn a higher level of payout for exceeding the target level of cost synergies. One-half of the Value Capture Incentive Opportunity payout, or $100,000, was paid to each of the participating executive officers in fiscal year 2023 for the successful achievement of target cost synergies in fiscal year 2022. Based on the achievement of total cost synergies in excess of the target level of cost synergies as measured at the end of fiscal year 2023, each participating executive officer, including each of the NEOs other than Mr. Beard, received a Value Capture Incentive Opportunity payout of $160,000 in fiscal year 2024.

Long-Term Incentive Compensation

Long-term incentive compensation at Adtalem consists of different forms of equity-based awards. Beginning with fiscal year 2023, the Compensation Committee determined that it would no longer grant stock options and would grant equity-based awards only in the form of RSUs and PSUs. The elimination of stock options is intended to simplify the long-term incentive program and to shift more of the equity mix to performance-based equity awards. As a result, a significant portion of the equity-based awards granted under the annual long-term incentive program (60% of the executive officers’ annual awards) is granted in the form of PSUs with the remaining 40% granted in the form of RSUs. The Compensation Committee targets the value of long-term incentive compensation for NEOs to represent a substantial percentage of their total compensation opportunity. These incentives are intended to serve three complementary objectives of our compensation program:

●	Align executives’ long-term interests with those of our shareholders;
●	Drive achievement of and reward executives for the delivery of long-term business results; and
●	Promote long-term retention of key executives who are critical to our operations.

How the Long-Term Incentive Plan Works

The Compensation Committee granted equity-based awards to each of the NEOs, including Mr. Beard, in August 2022 in the form of RSUs and in February 2023 in the form of PSUs based on both retrospective and prospective considerations and organizational and individual considerations. PSU grants were delayed until February 2023 to give the leadership team and the Compensation Committee time to complete Adtalem’s long-term strategic plan and set goals that would achieve the long-term strategic plan and that properly aligned management and shareholder interests. The Compensation Committee considered the same seven criteria described in the "Annual Base Salary Review" section above in determining the amount of these awards. Annual equity awards were delivered through a mix of RSUs and PSUs to provide a reasonable balance to the equity portfolio. All of the NEOs, including Mr. Beard, received an equity-based award with 60% of the long-term incentive opportunity granted as PSUs and 40% of the long-term incentive opportunity granted as RSUs.

Adtalem Global Education Inc.	2023 Proxy Statement 49

Proposal No. 3 Say-on-pay: Advisory Vote to Approve the Compensation of Our Named Executive Officers (“NEOs”)

Restricted Stock Units (RSUs): RSUs align the interests of management with those of shareholders and reward long-term value creation. To promote retention, RSUs vest in equal annual installments over a three-year period beginning on the first anniversary of the grant date, subject to the NEO’s continuous service at Adtalem. The vesting schedule was changed from four-year ratable vesting to three-year ratable vesting beginning in fiscal year 2023 to align with majority market practice.

Performance Share Units (PSUs): PSUs are designed to reward strong performance based on two financial performance measures. For fiscal year 2023, the Compensation Committee selected Revenue Growth and EBITDA Margin as the financial performance measures to focus executives on growth and profitability. In fiscal year 2023, PSUs granted to the NEOs were split equally among these two financial performance measures. These PSUs vest after three years based on the achievement of Revenue Growth and EBITDA Margin performance as compared to the goals set by the Compensation Committee based on performance averaged over the three-year period. The goals for the PSUs are based on the multi-year strategic plan. In some cases, stretch goals are built in to help bridge to anticipated future year targets to ensure we are appropriately working towards our long-term strategic plan.

Focusing on Long-Term Results

The Compensation Committee believes that long-term equity compensation is an important retention tool and, therefore, chose to use a three-year ratable vesting schedule for grants of RSUs and a three-year cliff vesting schedule for PSUs, to encourage longer-term focus and retention.

Fiscal Year 2023 Long-Term Incentive Decisions

For fiscal year 2023, NEOs received the following stock-based awards:

			2023 Long-Term
Name	RSUs	PSUs	Incentive Grant
Stephen W. Beard	$2,399,899	$3,409,058	$5,808,957
Robert J. Phelan	$383,888	$545,806	$929,694
Douglas G. Beck	$205,853	$292,714	$498,567
Maurice Herrera	$174,061	$247,432	$421,493
Steven Tom	$160,152	$227,216	$387,368

Payouts from Fiscal Year 2021 PSU Awards

PSU awards granted to Mr. Beard in August 2020 vested in August 2023. The PSU awards were split evenly between ROIC and FCF per share targets over the three-year performance period. The other NEOs did not receive PSUs in August 2020.

For the August 2020 PSUs, the funded result for ROIC was 72.2% and the funded result for FCF per share was 77.2%. The tables below show the performance measures and targets established for the August 2020 PSUs, the performance achieved, and the resulting payout.

		Performance Goals			Payout (as a % of Target)
Goal		Threshold (50% Payout)	Target (100% Payout)	Maximum (150% Payout)
ROIC	FY21-23 (3-year average)				72.2%
FCF per share	FY21-23 (3-year average)				77.2%

Payout of Chief Executive Officer’s Fiscal Year 2022 Long-Term Incentive Award

In connection with his appointment as President and CEO in September 2021, the Board granted a performance-based equity award to Mr. Beard in November 2021. Under the terms of this performance-based equity award, Mr. Beard received the opportunity to earn up to $2,500,000 in Adtalem common stock based on achievement of critical strategic milestones.

25% of Mr. Beard’s award ($625,000) was based on the successful divesture of the financial services business prior to December 31, 2022. As a result of the closing of the divestiture of the financial services business on March 10, 2022, this portion of Mr. Beard’s award vested on March 10, 2022 and Mr. Beard received 26,031 shares of Adtalem stock based on Adtalem’s closing stock price of $24.01 on March 10, 2022.

75% of Mr. Beard’s award ($1,875,000) was based on the achievement of cost synergy goals related to the Walden University acquisition. This portion of Mr. Beard’s award was split equally ($937,500 each) between (1) run rate cost synergies measured one year from the date of close of the Walden University acquisition (on August 12, 2022), and (2) total run rate cost synergies measured two years from the date of close of the Walden University acquisition (on August 12, 2023). If earned, the award would be settled in shares of Adtalem common stock, with the number of shares awarded based on Adtalem’s closing stock price on the applicable vesting dates. This portion of Mr. Beard’s award included an upside opportunity to earn additional shares if the total run rate cost synergies achieved upon completion of the two-year period exceeded the cost synergy goals. As a result of the

50 2023 Proxy Statement	Adtalem Global Education Inc.

Proposal No. 3 Say-on-pay: Advisory Vote to Approve the Compensation of Our Named Executive Officers (“NEOs”)

achievement of actual run rate cost synergies in excess of the cost synergy goals, Mr. Beard received a stock payout on August 12, 2022 equal to $937,500, or 24,950 shares of Adtalem stock based on Adtalem’s closing stock price of $37.57 on August 12, 2022, and a stock payout equal to $1,406,250 (150% of the $937,500 target amount), or 31,875 shares of Adtalem stock based on Adtalem’s closing stock price of $44.12 on August 12, 2023.

Although the grant of this performance-based equity award to Mr. Beard was made in fiscal 2022 and was included in the Grant of Plan-Based Awards Table in the fiscal year 2022 proxy statement, the summary set forth above is intended to provide the details of the total payouts to Mr. Beard of this performance-based equity award.

Special Supplemental Long-Term Incentive Program

In connection with Adtalem’s multi-year transformational strategy (“Growth with Purpose”), the Compensation Committee considered providing supplemental compensation opportunities to a select group of Adtalem employees to motivate and reward the execution of the Growth with Purpose transformation. In furtherance of this objective, the Compensation Committee approved a supplemental incentive program, the Growth with Purpose Incentive Program, in early fiscal year 2024 that will reward participating employees for achieving specific transformation initiatives and superior financial results that will result in a step change in the organic growth trajectory of the business, and that will deliver record levels of profitability and drive value creation.

The Growth with Purpose Incentive Program is based on a two-year performance period covering fiscal years 2024 and 2025 and includes several different tiers of participating employees, with each tier provided a different level of equity and/or cash incentive award opportunity. Each of Adtalem’s executive officers, including Mr. Beard and the other NEOs, are participants in the top tier of the Growth with Purpose Incentive Program which provides for a grant of PSUs equal in value to 50% of the executive officer’s fiscal year 2024 annual long-term incentive award target opportunity as shown in the table below.

NEO	Annual Long-Term Incentive Award Target Opportunity	Growth with Purpose PSU Grant Value
Stephen W. Beard	$7,000,000	$3,500,000
Robert J. Phelan	$998,784	$499,392
Douglas G. Beck	$455,435	$227,718
Maurice Herrera	$452,574	$226,287
Steven Tom	$416,160	$208,080

The PSUs will be earned based on the achievement of two equally weighted measures: revenue growth and adjusted EBITDA margin goals. Payouts are based upon actual financial performance as measured following the completion of fiscal year 2025. As with the PSUs that are granted annually under Adtalem’s long-term incentive program, the PSUs granted under the Growth with Purpose Incentive Program provide for no payout if actual financial performance is below threshold and for an increased payout if financial performance is above target (up to 200% of the target number of PSUs granted). Although the financial performance measures for the Growth with Purpose Incentive Program PSUs are the same financial performance measures as for the PSUs that were granted in fiscal year 2023 (revenue growth and adjusted EBITDA margin), the Growth with Purpose Incentive Program is designed to be supplemental to the annual PSU program and, accordingly, is based on the achievement of substantially higher levels of revenue growth and adjusted EBITDA margin performance as of the end of fiscal year 2025.

COMPENSATION SETTING PROCESS

Role of the Compensation Committee

The Compensation Committee determines the appropriate level of compensation for the CEO and other NEOs. The Compensation Committee reviews and approves all components of annual compensation (base salary, annual cash incentive, and long-term incentive) to ensure they align with the principles of Adtalem’s compensation program. In addition, the Compensation Committee meets periodically to review the design of the overall compensation program, approve performance targets and review management performance, and it assists in establishing CEO goals and objectives.

Each year, the Compensation Committee recommends CEO compensation to the independent members of the Board, taking into consideration the CEO’s performance evaluation and advice from the independent executive compensation consulting firm engaged by the Compensation Committee. In determining the CEO’s long-term incentive compensation, the Compensation Committee considers Adtalem’s absolute and relative performance, incentive awards to CEOs at comparable companies, past awards, and the CEO’s expected future contributions, as well as other factors it deems appropriate.

The Compensation Committee approves base salary, annual cash incentive, and long-term incentive compensation for Adtalem’s NEOs, except for the CEO whose compensation package is recommended by the Compensation Committee and approved by the independent members of the Board during executive session.

Role of the Executive Officers and Management

The CEO, in consultation with the Senior Vice President, Chief Human Resources Officer, provides the Compensation Committee with compensation recommendations for the other NEOs, including recommendations for annual base salary increases, annual cash incentive awards, and long-term incentive awards. These recommendations are based on market-competitive compensation data and the CEO’s assessment of each NEO’s performance in the prior year. While these

Adtalem Global Education Inc.	2023 Proxy Statement 51

Proposal No. 3 Say-on-pay: Advisory Vote to Approve the Compensation of Our Named Executive Officers (“NEOs”)

recommendations are given significant weight, the Compensation Committee retains full discretion when determining compensation.

The Compensation Committee reviews and approves, with any modifications it deems appropriate, base salary, annual cash incentive awards, and long-term incentive awards for Adtalem’s NEOs.

Role of the Compensation Consultant

The Compensation Committee retains ultimate responsibility for compensation-related decisions. To add objectivity to the review process and inform the Compensation Committee of market trends and practices, the Compensation Committee engages the services of an independent executive compensation advisory firm. For fiscal year 2023, the Compensation Committee engaged Meridian as its independent executive compensation consultant.

Meridian reviewed Adtalem’s executive compensation structure and incentive plan designs and assessed whether the executive compensation program is competitive and supports the Compensation Committee’s goal to align the interests of executive officers with those of shareholders, students, and other stakeholders.

For fiscal year 2023, Meridian’s primary areas of assistance were:

●	Gathering information related to current trends and practices in executive compensation, including peer group and broader market survey data;
●	Reviewing, analyzing, and providing recommendations for Adtalem’s list of peer group companies;
●	Benchmarking competitive pay levels for NEOs and other executives;
●	Advising on short-term and long-term incentive plan designs;
●	Reviewing information and recommendations developed by management for the Compensation Committee and providing input on such information and recommendations to the Compensation Committee;
●	Attending and participating in all Compensation Committee meetings and most non-employee director executive sessions, as well as briefings with the Compensation Committee chair and management prior to meetings;
●	Reviewing with management and the Compensation Committee the materials to be used in Adtalem’s Proxy Statement; and
●	Benchmarking the non-employee director compensation program.

The Compensation Committee has the sole authority to approve the independent compensation consultant’s fees and terms of engagement. Thus, the Compensation Committee annually reviews its relationship with, and assesses the independence of, its independent consultant to ensure executive compensation consulting independence. The process includes a review of the services the independent consultant provides, the quality of those services, and fees associated with the services during the fiscal year. The Compensation Committee has assessed the independence of its independent consultants pursuant to applicable SEC rules and NYSE listing standards and has concluded that the independent consultants’ work for the Compensation Committee does not raise any conflict of interest.

Executive Compensation Peer Group

To ensure Adtalem continues to provide total executive compensation that is fair and competitively positioned in the marketplace, the Compensation Committee reviews the pay level, mix, and practices of peer group companies. The Compensation Committee does not target any specific percentile levels in establishing compensation levels and opportunities.

While including all large publicly-held, private sector higher education organizations, Adtalem’s peer group also includes a broader group of organizations in order to provide more comprehensive compensation data. Adtalem’s expanded peer group includes publicly-held organizations that provide services over an extended period of time. In consideration of Adtalem’s significant focus on healthcare education, which requires attracting and retaining seasoned healthcare professionals and executives, the peer group also includes healthcare services companies. Revenue of most of the peer group organizations is generally between one-half and two times Adtalem’s revenue.

The following peer group was used for fiscal year 20234:

2U Inc.	Chegg	John Wiley & Sons
Amedisys	Chemed	Laureate Education
American Public Education	Cross Country Healthcare	MEDNAX, Inc.
AMN Healthcare	Ensign Group	Perdoceo Education
Bright Horizons Family Solutions LLC	Graham Holdings Company	Strategic Education
Brookdale Senior Living Inc.	Grand Canyon Education, Inc.	Stride

4 Adtalem removed two companies from its peer group for FY23: (i) Houghton Mifflin Harcourt Company, which was acquired in April 2022 and data was no longer available; and (ii) WW International, Inc., due to the different nature of its business.

52 2023 Proxy Statement	Adtalem Global Education Inc.

Proposal No. 3 Say-on-pay: Advisory Vote to Approve the Compensation of Our Named Executive Officers (“NEOs”)

ADDITIONAL EXECUTIVE COMPENSATION PRACTICES

Deferred Compensation

Adtalem maintains the Nonqualified Deferred Compensation Plan that allows certain employees, including the NEOs, to defer up to 50% of salary and 100% of the MIP compensation until termination of service or certain other specified dates. Adtalem credits matching contributions to participants’ accounts to the extent they have elected to defer the maximum contributions under Adtalem’s Retirement Plan, which is a 401(k) plan, and their matching contributions are limited by the Internal Revenue Code of 1986, as amended (the “Code”) provisions.

The Nonqualified Deferred Compensation Plan enables the NEOs and other eligible employees with a certain level of annual compensation to save a portion of their income for retirement on a scale consistent with other employees not subject to IRS limits.

Adtalem has elected to fund its Nonqualified Deferred Compensation Plan obligations through a rabbi trust. The rabbi trust is subject to creditor claims in the event of an insolvency, but the assets held in the rabbi trust are not available for general corporate purposes. Participants have an unsecured contractual commitment by Adtalem to pay the amounts due under the Nonqualified Deferred Compensation Plan.

The value of deferred compensation amounts is quantified each year and this program is periodically reviewed for its competitiveness.

Other Benefits

NEOs are eligible to participate in a number of broad-based benefit programs, which are the same ones offered to most employees at Adtalem, including health, disability, and life insurance programs.

We do not offer a defined benefit pension plan, and, therefore, our Retirement Plan and the Nonqualified Deferred Compensation Plan are the only retirement savings vehicles for executives.

In general, we do not provide benefits or perquisites to our NEOs that are not available to other employees, with the exception of personal financial planning services and executive physicals.

Benefits and perquisites make up the smallest portion of each NEO’s total compensation package. The nature and quantity of perquisites provided by Adtalem did not change materially in fiscal year 2023 versus 2022, consistent with our philosophy that benefits and perquisites should not represent a meaningful component of our compensation program. The Compensation Committee periodically reviews the benefit and perquisite program to determine if adjustments are appropriate.

The “All Other Compensation” column of the 2023 Summary Compensation Table shows the amounts of benefit and perquisite compensation we provided for fiscal years 2021, 2022, and 2023 to each of the NEOs.

Employment Agreements

Adtalem has entered into employment agreements with each NEO that provide for:

●	Initial annual base salary, subject to annual increases (no decreases except in the case of an across-the-board reduction affecting all executives equally);
●	Annual cash incentive opportunity under the MIP, targeted at a percentage of base salary;
●	Eligibility to receive annual equity awards under Adtalem’s equity awards plan(s);
●	Reimbursement of expenses consistent with Adtalem’s policy in effect at the time; and
●	Severance benefits that will be provided upon certain terminations of employment, as further described on page 61 under the caption “2023 Potential Payments Upon Termination or Change-in-Control.”

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Proposal No. 3 Say-on-pay: Advisory Vote to Approve the Compensation of Our Named Executive Officers (“NEOs”)

Employment Agreements

Employment agreements provide NEOs with a defined level of financial protection upon loss of employment. Adtalem believes that providing for such income continuity facilitates the hiring of qualified executives and results in greater management stability and lower unwanted management turnover.

The Compensation Committee believes that the employment agreements provide:

●
Security and incentives that help retain and attract top executives;
●
Greater ability for Adtalem to retain key executives following an extraordinary corporate transaction; and
●
Benefits to Adtalem including non-competition and non-solicitation covenants by NEOs.

Separation Agreements

Change-in-Control

Adtalem provides benefits to its NEOs upon termination of employment from Adtalem in specific circumstances. These benefits are in addition to the benefits to which these NEOs would be generally entitled upon a termination of employment (e.g., vested retirement benefits accrued as of the date of termination, stock-based awards that are vested as of the date of termination and the right to elect continued health coverage pursuant to COBRA). In addition, Adtalem’s equity compensation plans, and the award agreements used to implement them, provide for accelerated vesting of outstanding equity awards in the event of a change-in-control of Adtalem, only in the event (a) Adtalem (or its successor) ceases to be publicly traded, (b) the successor to Adtalem fails to assume outstanding awards or to issue new awards in replacement of outstanding awards, or (c) if the participant is terminated without cause or resigns for good reason within two years following the change-in-control.

See “2023 Potential Payments Upon Termination or Change-in-Control” beginning on page 61 for a detailed description of potential payments and benefits to the NEOs under Adtalem’s compensation plans and arrangements upon termination of employment or a change of control of Adtalem.

OTHER EXECUTIVE COMPENSATION CONSIDERATIONS AND POLICIES

Stock Ownership Guidelines

Stock ownership guidelines have been in place for our directors and executive officers since 2010 and are intended to align their interests with our shareholders by requiring them to maintain a significant ownership interest in the company. Each of our non-employee directors are expected to maintain ownership of Adtalem Common Stock valued at or equal to five times their annual retainer.

For fiscal year 2023, required ownership levels for executive officers remained consistent with those put in place in fiscal year 2020 as described in the table below:

Linking Compensation to Stock Performance

Stock ownership guidelines tie the compensation of the NEOs to our stock performance, since the increase or decrease in our stock price impacts their personal holdings. Currently, all NEOs and directors who are no longer subject to a phase-in period have met the minimum ownership requirements.

Position	NEOs	Number of Shares Equivalent to:
Chief Executive Officer	Stephen W. Beard	5 times base salary
Chief Financial Officer	Robert J. Phelan	3 times base salary
All other executive officers	Douglas G. Beck, Maurice Herrera, and Steven Tom	1 ½ times base salary

Our directors and executive officers have five years following their initial election, date of appointment, or promotion to an executive officer position, as the case may be, to achieve their stock ownership level.

Shares that count toward satisfaction of the guidelines include Adtalem’s Common Stock directly and/or beneficially owned, Adtalem’s Common Stock held in Adtalem’s Retirement Plan, Adtalem’s Common Stock held in Adtalem’s Nonqualified Deferred Compensation Plan, and the pre-tax value of unvested RSUs.

Our stock ownership guidelines are deemed to continue to be met by an individual who has achieved the required ownership level but then falls below solely due to a decline in Adtalem’s Common Stock price. Absent extenuating circumstances, executives who have not yet met the guidelines at the end of their five-year phase-in period are required to retain, until the guidelines are satisfied, 100% of the after-tax shares received from option exercises or the vesting of RSUs or PSUs.

Incentive Compensation Recoupment Policy

Adtalem has adopted an incentive compensation recoupment policy that applies to all executive officers. The policy provides that, in addition to any other remedies available to Adtalem (but subject to applicable law), if the Board or any committee of the Board determines that it is appropriate, Adtalem may recover (in whole or in part) any incentive payment, commission, equity

54 2023 Proxy Statement	Adtalem Global Education Inc.

Proposal No. 3 Say-on-pay: Advisory Vote to Approve the Compensation of Our Named Executive Officers (“NEOs”)

award, or other incentive compensation received by an executive officer of Adtalem to the extent that such incentive payment, commission, equity award, or other incentive compensation is or was paid on the basis of any financial results that are subsequently restated due to that executive officer’s conduct that is determined by the independent directors to have been knowingly or intentionally fraudulent or illegal. In addition, we anticipate adopting a revised incentive recoupment policy on or before December 1, 2023 that complies with recently adopted NYSE listing requirements.

Deductibility of Compensation

Adtalem analyzes the overall expense arising from aggregate executive compensation, as well as the accounting and tax treatment of such programs. Section 162(m) of the Code generally disallows a tax deduction to publicly traded companies for certain compensation in excess of $1 million per year paid to “covered employees.” “Covered employees” include the Chief Executive Officer, the Chief Financial Officer, and the three other most highly compensated officers. Historically, the company’s compensation plans were structured so that compensation would be performance-based and deductible under Section 162(m) of the Code. However, The Tax Cuts and Jobs Act enacted on December 22, 2017 eliminated the performance-based compensation exemption from the Section 162(m) $1 million per year dollar deduction limit, with an exception for certain “grandfathered agreements” in effect on November 2, 2017.

Although the Compensation Committee has not adopted a formal policy regarding tax deductibility of compensation paid to our executive officers, it continues to view deductibility as one of many factors to be considered in the context of its overall compensation philosophy. Accordingly, the Compensation Committee reserves the right to approve as it deems appropriate and in the best interests of Adtalem compensation arrangements for executive officers that are not fully deductible.

Compensation Risk Analysis

The Compensation Committee, with the assistance of Meridian as its consultant, conducted an annual assessment of our compensation program to ensure it does not encourage unnecessary or excessive risk taking that could have an adverse effect on Adtalem.

The risk assessment covered all compensation programs, including those in which our top executives and NEOs participate.

Through this process, Meridian and the Compensation Committee have concluded that Adtalem’s compensation programs do not encourage behaviors that could create material risk to the organization. More specifically, the Compensation Committee concluded that:

●	Adtalem’s compensation programs are well-designed to encourage behaviors aligned with the long-term interests of shareholders.
●	There is appropriate balance in the executive compensation program structure to mitigate compensation-related risk with fixed and variable pay, cash and equity, corporate and business unit goals, financial and non-financial goals, and formulas and discretion.
●	The Compensation Committee has approved policies to mitigate compensation risk, including stock ownership guidelines, insider-trading prohibitions, hedging and pledging prohibitions, and clawbacks.
●	Additionally, the Compensation Committee exercises an appropriate level of independent oversight into compensation decisions and related risk.

Prohibition on Hedging and Pledging

Our insider trading policy prohibits employees and directors from engaging in any transaction that is designed to hedge or offset any decrease in the market value of equity securities issued by Adtalem. In addition, except as expressly approved by our general counsel, employees and directors may not hold Adtalem securities in a margin account or pledge Adtalem securities as collateral for a loan. None of our executive officers or directors have requested approval to hold Adtalem securities in a margin account or to pledge Adtalem securities.

Adtalem Global Education Inc.	2023 Proxy Statement 55

Proposal No. 3 Say-on-pay: Advisory Vote to Approve the Compensation of Our Named Executive Officers (“NEOs”)

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board hereby furnishes the following report to the shareholders of Adtalem in accordance with rules adopted by the SEC. The Compensation Committee has reviewed and discussed the Compensation Discussion & Analysis of this Proxy Statement with Adtalem’s management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion & Analysis be included in this Proxy Statement.

This report is submitted on behalf of the members of the Compensation Committee:

Kenneth J. Phelan, Chair
William W. Burke
Charles DeShazer
Sharon O’Keefe

The Compensation Committee Report set forth above does not constitute soliciting materials and should not be deemed incorporated by reference into any other Adtalem filing under the Securities Act or the Exchange Act, except to the extent that Adtalem specifically incorporates the Compensation Committee Report by reference.

56 2023 Proxy Statement	Adtalem Global Education Inc.

Executive Compensation Tables

2023 SUMMARY COMPENSATION TABLE

This table shows the compensation of each of our NEOs for fiscal years ended June 30, 2023, 2022, and 2021.

						Non-Equity
				Stock	Option	Incentive Plan	All Other
Name and	Fiscal	Salary	Bonus	Awards	Awards	Compensation	Compensation	Total
Principal Position	Year	($)(1)	($)(2)	($)(3)	($)(4)	($)(5)	($)(6)	($)
Stephen W. Beard	2023	949,846	—	5,808,957	—	1,205,839	89,452	8,054,094
President and	2022	828,466	—	6,916,139	1,103,560	258,388	97,779	9,204,332
Chief Executive Officer	2021	600,020	—	1,033,340	461,377	619,200	87,943	2,801,880
Robert J. Phelan	2023	506,585	—	929,694	—	528,743	22,044	1,987,066
Senior Vice President,	2022	436,615	—	651,785	38,089	106,635	67,295	1,300,419
Chief Financial Officer	2021	350,000	60,000	306,842	47,697	242,104	37,493	1,044,136
Douglas G. Beck	2023	543,523	—	498,567	—	502,505	61,977	1,606,572
Senior Vice President,	2022	512,115	170,000	479,934	120,070	129,780	30,084	1,441,983
General Counsel, Corporate Secretary and Institutional Support Services	2021	—	—	1,199,824	—	17,490	—	1,217,314
Maurice Herrera	2023	459,092	—	421,493	—	391,411	116,163	1,388,159
Senior Vice President,	2022	284,423	475,000	999,972	—	60,409	62,087	1,881,891
Chief Marketing Officer
Steven Tom	2023	422,154	612,000	387,368	—	367,964	27,467	1,816,953
Senior Vice President,
Chief Customer Officer
(1)	This column shows the salaries paid by Adtalem to its NEOs in fiscal years 2023, 2022, and 2021. The following NEOs have elected to defer a portion of their salaries under the Nonqualified Deferred Compensation Plan: Mr. Beard ($120,823 for 2023, $144,767 for 2022, and $144,477 for 2021); and Mr. Beck ($45,589 for 2023 and $14,262 for 2022). Amounts shown are inclusive of these deferrals.
(2)	This column includes (i) the $60,000 sign-on bonus paid to Mr. Phelan in fiscal year 2021; (ii) the $170,000 sign-on bonus paid to Mr. Beck in fiscal year 2022; (iii) the $475,000 sign-on bonus paid to Mr. Herrera in fiscal year 2022; and (iv) the $612,000 retention bonus paid to Mr. Tom in fiscal year 2023 in connection with the acquisition of Walden pursuant to the terms of his Retention and Severance Agreement executed in 2021.
(3)	This column includes a sign-on grant value of $500,155 to Mr. Phelan and $999,972 to Mr. Herrera delivered in RSUs in fiscal year 2022 and a sign-on grant value of $1,199,824 to Mr. Beck delivered in RSUs in fiscal year 2021. The amounts reported in the Stock Awards column represents the grant date fair value of awards of both RSUs and PSUs, which is an estimated value computed in accordance with FASB ASC Topic 718. The assumptions used for fiscal years 2023, 2022, and 2021 calculations can be found at Note 18: Stock-Based Compensation to our audited financial statements in Adtalem’s Annual Report on Form 10-K for the year ended June 30, 2023 and Note 17: Stock-Based Compensation to our audited financial statements in Adtalem’s Annual Report on Form 10-K for the years ended June 30, 2022 and 2021, respectively. The grant date fair values of the PSUs are based on the probable outcome of the performance conditions to which the PSUs are subject, and the shares the recipient would receive under such outcome. The 2023 Grants of Plan-Based Awards shows the values of PSU awards, assuming that the highest levels of the performance conditions are achieved. The grant date fair value of the PSUs is $40.43 for 2023. The grant date fair value of the PSU awards assuming achievement of maximum performance would be: Mr. Beard – $6,818,116; Mr. Phelan – $1,091,612; Mr. Beck – $585,428; Mr. Herrera – $494,864; and Mr. Tom – $454,432.
(4)	The amounts reported in the Options Awards column represent the grant date fair value, which is an estimated value computed in accordance with FASB ASC Topic 718. The assumptions used for fiscal years 2022 and 2021 calculations can be found at Note 17: Stock-Based Compensation to our audited financial statements in Adtalem’s Annual Report on Form 10-K for the years ended June 30, 2022 and 2021, respectively.
(5)	The MIP compensation reported in this column was earned in fiscal years 2023, 2022, and 2021 and paid in fiscal years 2024, 2023, and 2022, respectively, based upon the MIP guidelines. Certain NEOs have elected to defer a portion of their MIP compensation under the Nonqualified Deferred Compensation Plan, specifically: Mr. Beard ($120,584 for 2023, $25,839 for 2022, and $61,920 for 2021); and Mr. Beck ($40,250 for 2023 and $12,978 for 2022). Amounts shown are inclusive of these deferrals. In addition to the MIP shown in this column, Mr. Phelan, Mr. Beck, Mr. Herrera, and Mr. Tom each received $100,000 in fiscal year 2023 related to the value capture bonus.
(6)	The amounts indicated in the “all other compensation” column for 2023 include the following:
●	Matching contributions credited under the Retirement Plan for Mr. Beard ($19,800); Mr. Phelan ($19,696); Mr. Beck ($20,590); Mr. Herrera ($13,311); and Mr. Tom ($27,023).
●	Company contributions credited under the Nonqualified Deferred Compensation Plan for Mr. Beard ($51,577); and Mr. Beck ($26,601).
●	Group life insurance premiums paid by Adtalem for Mr. Beard ($1,290); Mr. Phelan ($2,348); Mr. Beck ($2,411); Mr. Herrera ($1,124); and Mr. Tom ($444).
●	Personal financial planning services for Mr. Beard ($16,785); and Mr. Beck ($12,375).

Adtalem Global Education Inc.	2023 Proxy Statement 57

Executive Compensation Tables

●	As part of Mr. Herrera’s offer of employment, and to cover the cost of Mr. Herrera’s relocation to the Company’s headquarters location, the Company agreed to provide and gross-up a monthly housing allowance. The total housing allowance and related tax gross-up provided to Mr. Herrera in fiscal year 2023 totaled $101,728.

Employment Agreements with Chief Executive Officer and Other Named Executive Officers

Adtalem has entered into employment agreements with each of its NEOs, which are described on pages 61-63 under the caption “Employment Agreements.”

2023 GRANTS OF PLAN-BASED AWARDS

This table sets forth information regarding non-equity incentive plan awards and equity incentive plan awards granted to the NEOs in fiscal year 2023.

	Estimated Future Payouts			Estimated Future Payouts			All Other
	Under Non-Equity Incentive			Under Equity Incentive			Stock
	Plan Awards(1)			Plan Awards(5)			Awards:	Grant
							Number of	Date Fair
							Shares of	Value of
							Stock or	Stock
Name /	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Awards
Grant Date	($)(2)	($)(3)	($)(4)	(#)	(#)	(#)	(#)	($)(6)
Stephen W. Beard
	—	1,101,600	2,754,000
2/15/2023				42,160	84,320	168,640		3,409,058
8/24/2022							60,390	2,399,899
Robert J. Phelan
	—	391,680	979,200
2/15/2023				6,750	13,500	27,000		545,806
8/24/2022							9,660	383,888
Douglas G. Beck
	—	367,710	919,275
2/15/2023				3,620	7,240	14,480		292,714
8/24/2022							5,180	205,853
Maurice Herrera
	—	266,220	665,550
2/15/2023				3,060	6,120	12,240		247,432
8/24/2022							4,380	174,061
Steven Tom
	—	244,800	612,000
2/15/2023				2,810	5,620	11,240		227,216
8/24/2022							4,030	160,152
(1)	Payouts under the MIP were based on performance in fiscal year 2023. Therefore, the information in the “Threshold,” “Target,” and “Maximum” columns reflect the range of potential payouts when the performance goals were set on November 9, 2022. The amounts actually paid under the MIP for fiscal year 2023 appear in the “Non-Equity Incentive Plan Compensation” column of the 2023 Summary Compensation Table.
(2)	Pursuant to the MIP, performance below a performance goal threshold will result in no payment with respect to that performance goal.
(3)	The amount shown in this column represents the target incentive payment under the MIP, which is calculated as a set percentage of base salary.
(4)	Pursuant to the MIP, the amount shown in this column represents the maximum incentive payment, 250% of the target.
(5)	PSUs were granted under the 2013 Incentive Plan. The awards consist of 50% with a target based on Revenue Growth over a period of three fiscal years and 50% with a target based on EBITDA Margin over a period of three fiscal years. PSUs will pay out 0% for below threshold performance, and between 50% of target payout for threshold performance and 200% of target for achieving maximum performance or above. Straight-line interpolation will be used to determine achievement between threshold and target.
(6)	This column shows the grant date fair value of RSUs granted on August 24, 2022 and PSUs (assuming payout at target value) granted on February 15, 2023 in fiscal year 2023, computed in accordance with FASB ASC Topic 718, which was $39.74 for RSUs and $40.43 for PSUs.

58 2023 Proxy Statement	Adtalem Global Education Inc.

Executive Compensation Tables

2023 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

This table sets forth information for each NEO with respect to stock options, RSUs, and PSUs held by the NEOs as of June 30, 2023.

	Option Awards				Stock Awards
								Equity
								Incentive
							Equity	Plan
							Incentive	Awards:
							Plan	Market or
							Awards:	Payout
						Market	Number of	Value of
	Number of	Number of			Number of	Value of	Unearned	Unearned
	Securities	Securities			Shares or	Shares or	Shares,	Shares,
	Underlying	Underlying			Units of	Units of	Units or	Units or
	Unexercised	Unexercised	Option		Stock That	Stock That	Other Rights	Other Rights
	Options	Options	Exercise	Option	Have Not	Have Not	That Have	That Have
	Exercisable	Unexercisable	Price	Expiration	Vested	Vested	Not Vested	Not Vested
Name	(#)	(#)	($)	Date(1)	(#)(2)	($)(3)	(#)(4)	($)(5)
Stephen W. Beard	15,475	—	49.05	8/22/2028
	16,162	5,388	43.39	8/28/2029
	18,862	18,863	32.03	8/26/2030
	18,343	55,032	37.79	9/8/2031
					157,253	5,400,068	102,380	4,453,229
Robert J. Phelan	1,950	1,950	32.03	8/26/2030
	656	1,969	36.46	8/25/2031
					28,190	968,045	18,160	623,614
Douglas G. Beck	2,068	6,207	36.46	8/25/2031
					24,455	839,785	16,100	552,874
Maurice Herrera					24,080	826,907	6,120	210,161
Steven Tom	1,325	3,975	36.46	8/25/2031
					6,408	220,051	11,300	388,042
(1)	The table below details the vesting schedule for stock option grants based on the expiration date of the relevant grant. In general, option grants vest 25% on each of the first four anniversaries of the date of grant.

Option Expiration Dates	Grant Dates	Options Vesting Dates
8/22/2028	8/22/2018	8/22/2019	8/22/2020	8/22/2021	8/22/2022
8/28/2029	8/28/2019	8/28/2020	8/28/2021	8/28/2022	8/28/2023
8/26/2030	8/26/2020	8/26/2021	8/26/2022	8/26/2023	8/26/2024
8/25/2031	8/25/2021	8/25/2022	8/25/2023	8/25/2024	8/25/2025
9/8/2031	9/8/2021	9/8/2022	9/8/2023	9/8/2024	9/8/2025
(2)	The table below details the vesting schedule for RSUs, which vest 25% on each of the first four anniversaries of the date for awards granted prior to fiscal year 2023. Beginning in fiscal year 2023, RSUs vest 33% on each of the first three anniversaries of the date of grant. In addition to the annual grant, Mr. Phelan’s received a RSU grant on May 12, 2021 as part of compensation upon his appointment as Interim Chief Financial Officer, which vests 100% on the third anniversary of the date of grant. Mr. Herrera received a RSU grant on November 10, 2021 as part of an initial sign-on award granted upon his appointment as Chief Marketing Officer, which vests 33% on each of the first, second, and third anniversaries of the date of grant.

		Number of RSUs Vesting
Name	Grant Date	Year 1	Year 2	Year 3	Year 4	Total
Stephen W. Beard	8/28/2019	—	—	—	1,153	1,153
Stephen W. Beard	8/26/2020	—	—	4,032	4,033	8,065
Stephen W. Beard	9/8/2021	—	29,215	29,215	29,215	87,645
Stephen W. Beard	8/24/2022	20,130	20,130	20,130	—	60,390
Robert J. Phelan	8/26/2020	—	—	417	418	835
Robert J. Phelan	5/12/2021	—	—	5,440	—	5,440
Robert J. Phelan	8/25/2021	—	390	390	390	1,170
Robert J. Phelan	11/10/2021	—	3,695	3,695	3,695	11,085
Robert J. Phelan	8/24/2022	3,220	3,220	3,220	—	9,660
Douglas G. Beck	6/14/2021	—	—	7,785	7,785	15,570
Douglas G. Beck	8/25/2021	—	1,235	1,235	1,235	3,705
Douglas G. Beck	8/24/2022	1,726	1,727	1,727	—	5,180
Maurice Herrera	11/10/2021	—	9,850	9,850	—	19,700
Maurice Herrera	8/24/2022	1,460	1,460	1,460	—	4,380
Steven Tom	8/25/2021	—	793	792	793	2,378
Steven Tom	8/24/2022	1,343	1,343	1,344	—	4,030
(3)	Represents the value derived by multiplying the number of shares of Common Stock covered by RSUs granted by $34.34 (the closing market price of Adtalem’s Common Stock on June 30, 2023).

Adtalem Global Education Inc.	2023 Proxy Statement 59

Executive Compensation Tables

(4)	The table below details the vesting schedule for PSUs. In general, PSUs vest following the completion of the applicable three-year performance period, except for Mr. Beard’s November 10, 2021 dated grants. As part of Mr. Beard’s initial sign-on award granted upon his appointment as President and CEO, Mr. Beard’s November 10, 2021 dated grants included an award with regards to achievement of cost synergy goals related to the Walden University acquisition, which vests 50% on each of the first and second anniversary of the date of the Walden University acquisition. For additional information on Mr. Beard’s initial sign-on award granted upon his appointment as President and CEO, please see “Payout of Chief Executive Officer’s Fiscal Year 2022 Long-Term Incentive Award” in the Compensation Discussion & Analysis section.

		Vesting	Number of
Name	Grant Date	Date	PSUs Vesting
Stephen W. Beard	11/17/2020	8/26/2023	18,060
Stephen W. Beard(1)	11/10/2021	8/12/2023	$ 937,500
Stephen W. Beard	2/15/2023	8/24/2025	84,320
Robert J. Phelan	11/17/2020	8/26/2023	1,860
Robert J. Phelan	11/10/2021	8/31/2024	2,800
Robert J. Phelan	2/15/2023	8/24/2025	13,500
Douglas G. Beck	11/10/2021	8/31/2024	8,860
Douglas G. Beck	2/15/2023	8/24/2025	7,240
Maurice Herrera	11/10/2021	8/31/2024	6,120
Steven Tom	11/10/2021	8/31/2024	5,680
Steven Tom	2/15/2023	8/24/2025	5,620
(1)	This award was issued at a set dollar value to be settled in shares based on the stock price on the future vesting date.
(5)	Represents the value derived by multiplying the number of shares of Common Stock covered by the PSUs by $34.34 (the closing market price of Adtalem’s Common Stock on June 30, 2023). The value provided assumes a PSU payout at target value.

2023 OPTIONS EXERCISES AND STOCK VESTED

This table provides information for the NEOs concerning stock options that were exercised and RSUs and PSUs that vested during fiscal year 2023.

	Option Awards		Stock Awards
	Number of		Number of
	Shares Acquired	Value Realized	Shares Acquired	Value Realized
	on Exercise	on Exercise	on Vesting	on Vesting
Name	(#)	($)(1)	(#)	($)(2)
Stephen W. Beard	—	—	67,022	2,544,181
Robert J. Phelan	—	—	7,427	308,486
Douglas G. Beck	—	—	9,020	357,357
Maurice Herrera	—	—	9,850	422,664
Steven Tom	—	—	792	32,567
(1)	Value Realized on Exercise. If the exercise was executed as part of a cashless transaction where the shares acquired were immediately sold, this represents the difference between the sales price of the shares acquired and the option exercise price multiplied by the number of shares of Common Stock covered by the options exercised. If the exercise was executed as part of a buy and hold transaction, this represents the difference between the closing market price of the Common Stock for the date of exercise of the option and the option exercise price multiplied by the number of shares of Common Stock covered by the options held.
(2)	Value Realized on Vesting. For Mr. Beard, this amount represents PSUs granted in August 2019 that vested in August 2022 and PSUs granted in November 2021 that vested in August 2022. For Mr. Beard, this amount represents RSUs granted in August 2018, August 2019, and August 2020 that vested in August 2022 and RSUs granted in September 2021 that vested in September 2022. For Mr. Phelan, this amount represents RSUs granted in February 2020 that vested in February 2023, RSUs granted in August 2020 and August 2021 that vested in August 2022, and RSUs granted in November 2021 that vested in November 2022. For Mr. Beck, this amount represents RSUs granted in June 2021 that vested in June 2023 and RSUs granted in August 2021 that vested in August 2022. For Mr. Herrera, this amount represents RSUs granted in November 2021 that vested in November 2022. For Mr. Tom, this amount represents RSUs granted in August 2021 that vested in August 2022.

60 2023 Proxy Statement	Adtalem Global Education Inc.

Executive Compensation Tables

2023 NONQUALIFIED DEFERRED COMPENSATION

This table sets forth information about activity for NEOs in our Nonqualified Deferred Compensation Plan during fiscal year 2023.

	Executive	Registrant	Aggregate	Aggregate
	Contributions	Contributions	Earnings	Balance at
	in Last	in Last	in Last	Last Fiscal
	Fiscal Year	Fiscal Year	Fiscal Year	Year End
Name	($)(1)	($)(2)	($)(3)	($)(4)
Stephen W. Beard	120,823	51,577	2,629	500,831
Robert J. Phelan	—	—	—	—
Douglas G. Beck	45,589	26,601	5,044	90,344
Maurice Herrera	—	—	—	—
Steven Tom	—	—	—	—
(1)	Executive Contributions in Last Fiscal Year. The amount of executive contributions made by each NEO and reported in this column is included in each NEO’s compensation reported on the 2023 Summary Compensation Table, either in the “Salary” or “Non-Equity Incentive Plan Compensation” column. See footnotes 1 and 5 of the 2023 Summary Compensation Table for specific deferrals made by each NEO.
(2)	Registrant Contributions in Last Fiscal Year. The amount of Adtalem contributions made and reported in this column is included in each NEO’s compensation reported on the 2023 Summary Compensation Table in the “All Other Compensation” column.
(3)	Aggregate Earnings in Last Fiscal Year. These amounts represent the earnings in the Nonqualified Deferred Compensation Plan for fiscal year 2023. These amounts are not reported in the 2023 Summary Compensation Table.
(4)	Aggregate Balance at Last Fiscal Year End. The aggregate balance as of June 30, 2023 reported in this column for each NEO reflects amounts that either are currently reported or were previously reported as compensation in the 2023 Summary Compensation Table for current or prior years, except for the aggregate earnings on deferred compensation.

NONQUALIFIED DEFERRED COMPENSATION PLAN

The Nonqualified Deferred Compensation Plan covers directors and selected key employees approved for participation by the Compensation Committee. All of the NEOs are eligible to participate in the Nonqualified Deferred Compensation Plan. Under the Nonqualified Deferred Compensation Plan as it applies to employees, participants may make an advance election to defer up to 50% of salary and up to 100% of MIP compensation until termination of service with Adtalem or certain other specified dates. Adtalem credits matching contributions to participants’ accounts under the Nonqualified Deferred Compensation Plan to the extent they have elected to defer the maximum amount under Adtalem’s Retirement Plan, and their matching contributions to the Retirement Plan are limited by applicable Code provisions. Adtalem may also credit participants’ accounts with discretionary contributions. Participants are fully vested in their own deferral and matching contributions, plus earnings, and will vest in discretionary contributions, if any, as determined by the Compensation Committee. Participants may elect to have their Nonqualified Deferred Compensation Plan accounts credited with earnings based on various investment choices made available by the Compensation Committee for this purpose. Participants may elect to have account balances paid in a lump sum or in installments. Distributions are generally made or commence in January of the year following termination of employment (but not earlier than six months after termination) or January of the year in which the specified payment date occurs. In the event of death before benefits commence, participants’ accounts will be paid to their beneficiaries in a lump sum.

2023 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Adtalem provides benefits to the NEOs upon termination of employment from Adtalem in specific circumstances. These benefits are in addition to the benefits to which these NEOs would be generally entitled upon a termination of employment (i.e., vested retirement benefits accrued as of the date of termination, stock-based awards that are vested as of the date of termination and the right to elect continued health coverage pursuant to COBRA). In addition, Adtalem’s equity compensation plans and the stock award agreements used to implement them provide for accelerated vesting of outstanding stock awards in the event of a change-in-control of Adtalem, only in the event (a) Adtalem (or its successor) ceases to be publicly traded, (b) the successor to Adtalem fails to assume outstanding awards or to issue new awards in replacement of outstanding awards, or (c) if the participant is terminated without cause or resigns for good reason within two years following the change-in-control.

Employment Agreements

MR. BEARD

Adtalem entered into an employment agreement with Mr. Beard effective as of his September 8, 2021 appointment as President and CEO. The employment agreement provides, among other things, that if his employment is terminated by Adtalem without “cause” or by Mr. Beard with “good reason,” and if he executes a release of claims, he will be entitled to a lump sum payment equal to 12 months of base salary and a prorated MIP award based on actual performance for the fiscal year and paid in a lump sum at the same time MIP awards are paid to other employees.

If such termination of employment occurs within 12 months of a “change-in-control,” and he executes a release of claims, he will be entitled to (i) a lump sum payment equal to two times base salary and the average of the MIP award paid to him for the prior two fiscal years; and (ii) accelerated vesting of all outstanding stock options.

Adtalem Global Education Inc.	2023 Proxy Statement 61

Executive Compensation Tables

OTHER NEOs

During fiscal year 2023, Adtalem was party to similar employment arrangements with each of the other NEOs: Mr. Phelan, Mr. Beck, Mr. Herrera, and Mr. Tom. These employment agreements provide, among other things, that if the NEO’s employment with Adtalem is terminated by Adtalem without “cause” or by the NEO with “good reason,” and the NEO executes a release of claims, then the NEO will be entitled to the following benefits:

●	One times the sum of their base salary plus target MIP award, payable in 12 equal monthly payments for Mr. Phelan and Mr. Tom and one and one-half times the sum of their base salary plus target MIP award, payable in 18 equal monthly payments for Mr. Beck and Mr. Herrera;
●	A pro-rated MIP award (if employed for at least six months in the fiscal year during which termination occurs) based on actual performance for the relevant fiscal year, paid in a lump sum at the time MIP awards are paid to other employees;
●	12 months of continued health benefit plan coverage for Mr. Phelan, Mr. Herrera, and Mr. Tom and 18 months for Mr. Beck; and
●	Access to a senior executive level outplacement program for 6 months for Mr. Phelan, Mr. Herrera, and Mr. Tom and 9 months for Mr. Beck.

In addition, the employment arrangements provide that if such termination occurs within 12 months of a “change-in-control”, and the NEO executes a release of claims, then the NEO will be entitled to the following benefits:

●	One and one-half times the sum of their base salary plus target MIP award, payable in 18 equal monthly payments for Mr. Phelan, Mr. Herrera, and Mr. Tom and two times the sum of his base salary plus target MIP award, payable in 24 equal monthly payments for Mr. Beck;
●	A pro-rated MIP award (if employed for at least six months in the fiscal year during which termination occurs) based on actual performance for the relevant fiscal year, paid in a lump sum at the time MIP awards are paid to other employees;
●	18 months of continued health benefit plan coverage for Mr. Phelan, Mr. Herrera, and Mr. Tom and 24 months for Mr. Beck at active employee rates following the termination date; and
●	Access to a senior executive level outplacement program for 9 months for Mr. Phelan, Mr. Herrera, and Mr. Tom and 12 months for Mr. Beck.

For purposes of all employment agreements:

●	“cause” means (i) the commission of a felony or other crime involving moral turpitude or the commission of any other act or omission involving misappropriation, dishonesty, fraud, illegal drug use, or breach of fiduciary duty, (ii) willful failure to perform duties as reasonably directed by the CEO, (iii) the NEO’s gross negligence or willful misconduct with respect to the performance of the NEO’s duties under the employment agreement, (iv) obtaining any personal profit not fully disclosed to and approved by Adtalem’s Board in connection with any transaction entered into by, or on behalf of, Adtalem, or (v) any other material breach of the employment agreement or any other agreement between the NEO and Adtalem;
●	“change-in-control” shall have the meaning set forth in the 2013 Incentive Plan; and
●	“good reason” means, without the NEO’s consent, (i) material diminution in title, duties, responsibilities or authority, (ii) reduction of base salary, MIP target, or employee benefits except for across-the-board changes for executives at the NEO’s level, (iii) exclusion from executive benefit/compensation plans, (iv) material breach of the employment agreement that Adtalem has not cured within 30 days after the NEO has provided Adtalem notice of the material breach which shall be given within 60 days of the NEO’s knowledge of the occurrence of the material breach, or (v) resignation in compliance with securities, corporate governance, or other applicable law (such as the US Sarbanes-Oxley Act) as specifically applicable to the NEO. For Mr. Beard, the definition of “good reason” also includes, without his consent, requiring him to relocate to an employment location more than 50 miles from his current employment location.

EQUITY AWARD PLANS

The equity award agreements under which options, RSUs, and PSUs are held by employees, including the NEOs, provide for the immediate vesting of unvested options and RSUs and of PSUs at the target levels in the event of a change-in-control of Adtalem, only in the event (a) Adtalem (or its successor) ceases to be publicly traded, (b) the successor to Adtalem fails to assume outstanding awards or to issue new awards in replacement of outstanding awards, or (c) if the participant is terminated without cause or resigns for good reason within two years following the change-in-control.

The provisions of the equity award agreements under which options, RSUs, and PSUs were granted to employees, including the NEOs, provide the following:

●	If the participant’s employment is terminated due to death or disability (as defined in the agreement), options will become fully vested and exercisable for the remaining term of the option, RSUs will fully vest, and PSUs will continue to vest in accordance with their terms.
●	If the participant’s employment terminates due to mutual agreement, the participant will be credited with one additional year of service for the purpose of determining vesting of options, RSUs, and PSUs. The participant’s options will remain exercisable

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until the earlier of one year from termination or the expiration of the term of the option. PSUs that vest following a termination will be paid out when paid out to other PSU recipients.
●	If the participant’s employment terminates due to retirement, options will continue to vest and be exercisable, and RSUs and PSUs will continue to vest in accordance with their respective terms. Retirement means the participant’s termination without cause after age 55 when the sum of his or her age and full years of service equals or exceeds 65.

In August 2017, the Board adopted double-trigger vesting of equity awards as part of the 2013 Incentive Plan. In November 2017, Adtalem’s shareholders approved the Fourth Amended 2013 Incentive Plan. As a result, vesting of equity awards granted since November 2017 (the “Awards”) will accelerate upon a change-in-control only in the event Adtalem (or its successor) ceases to be publicly traded, or the successor to Adtalem fails to assume outstanding Awards or to issue new awards in replacement of outstanding Awards. Under the double-trigger vesting rules, Awards will vest if a participant is terminated without cause or resigns for good reason within two years following a change-in-control. All awards issued prior to shareholder approval in November 2017 will continue to have a single-trigger vesting rules as described above.

2023 Potential Severance Payments

The tables set forth below quantify the additional benefits as described above that would be paid to each NEO under the following termination of employment or change-in-control events, had such an event occurred on June 30, 2023.

TERMINATION OF EMPLOYMENT — NO CHANGE-IN-CONTROL

	Stephen W.	Robert J.	Douglas G.	Maurice	Steven
Payment Type	Beard	Phelan	Beck	Herrera	Tom
Salary:	$918,000	$489,600	$787,950	$665,550	$408,000
MIP Target Amount:	$—	$391,680	$551,565	$399,330	$244,800
Pro-Rated MIP:	$1,205,839	$428,743	$402,505	$291,411	$267,964
Continued Health Coverage:	$20,412	$20,412	$29,682	$19,320	$—
Outplacement Services:	$—	$10,000	$15,000	$10,000	$10,000
TOTAL	$2,144,251	$1,340,435	$1,786,702	$1,385,611	$930,764

TERMINATION OF EMPLOYMENT FOLLOWING A CHANGE-IN-CONTROL

	Stephen W.	Robert J.	Douglas G.	Maurice	Steven
Payment Type	Beard	Phelan	Beck	Herrera	Tom
Salary:	$1,836,000	$734,400	$1,050,600	$665,550	$612,000
MIP Target Amount:	$732,114	$587,520	$735,420	$399,330	$367,200
Pro-Rated MIP:	$—	$428,743	$402,505	$291,411	$267,964
Continued Health Coverage:	$—	$30,618	$39,576	$28,980	$—
Outplacement Services:	$—	$15,000	$20,000	$15,000	$15,000
Value of Vesting of Unvested Stock Options, RSUs, and PSUs(1)	$9,896,870	$1,596,164	$1,392,659	$1,037,068	$608,093
TOTAL	$12,464,984	$3,392,445	$3,640,760	$2,437,339	$1,870,257
(1)	The value of the unvested stock options is based on the difference between the exercise price and $34.34 (the closing market price of the Common Stock on June 30, 2023). The value of the RSUs and PSUs is based on the closing market price of the Common Stock on June 30, 2023. PSUs vest at the target level.

CEO PAY RATIO

Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to disclose the median of the annual total compensation of all our employees (except our CEO) and the ratio of the annual total compensation of our CEO as disclosed in the 2023 Summary Compensation Table, to the annual total compensation of our median employee.

For fiscal year 2023, we identified the median employee by comparing the annual salary rate of pay for all individuals, excluding our CEO, who were employed by Adtalem on June 25, 2023 using information from our company payroll system. We included all full-time and part-time employees, including adjunct faculty and federal work-study student workers. Compensation was annualized for all employees who were hired by us in fiscal year 2023 but did not work for us for the entire year. No annualization was applied to any adjunct faculty as permitted under the rules. Fiscal year 2023 annual total compensation for the median employee was calculated in the same manner as reflected in the 2023 Summary Compensation Table for our CEO.

Based on the methodology described above, we have determined that fiscal year 2023 annual total compensation of our median employee was $40,846 The annual total compensation of our CEO for fiscal year 2023 was $8,054,094. The ratio of our CEO’s fiscal year 2023 annual total compensation to the fiscal year 2023 annual total compensation of our median employee is 197:1.

This CEO pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules. The CEO pay ratio reported by other companies may not be comparable to our CEO pay ratio reported above, because SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, apply certain exclusions, and make reasonable estimates and assumptions that reflect their compensation practices.

Adtalem Global Education Inc.	2023 Proxy Statement 63

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APPROVAL BY SHAREHOLDERS

We believe our executive compensation program achieves our compensation principles, properly aligns the interests of our NEOS and our shareholders, and is deserving of shareholder support. For these reasons, the Board recommends that the shareholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Adtalem Global Education Inc. named executive officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Shareholders pursuant to the rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and any other related disclosures is hereby APPROVED.”

Approval of this proposal will require the affirmative vote of a majority of the shares of Common Stock of Adtalem represented at the Annual Meeting. Abstentions will be treated as a vote AGAINST the proposal, while broker non-votes, if any, will not be counted as votes represented and entitled to vote and, therefore, will have no effect on the result of the vote for this proposal. See VOTING INFORMATION – Effect of Not Casting Your Vote. If you sign and return your proxy card but give no direction or complete the telephonic or internet voting procedures but do not specify how you want to vote your shares, the shares will be voted FOR approval of the compensation paid to our named executive officers during the fiscal year ended June 30, 2023.

The vote approving the compensation paid to our NEOs during 2023 is advisory and not binding on the Company, the Board, or the Compensation Committee of the Board. However, the Compensation Committee of the Board expects to take into account the outcome of the vote as it considers our executive compensation program.

The Board of Directors recommends a vote FOR the compensation of our named executive officers.

PAY VERSUS PERFORMANCE

PAY VERSUS PERFORMANCE TABLE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” (“CAP”) to our principal executive officer (“PEO”) and to our other non-PEO NEOs and certain financial performance of the Company. CAP, as determined under SEC requirements, does not reflect the actual amount of compensation earned, realized or received by our NEOs during a covered year. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the Compensation Discussion & Analysis. Also refer to the 2023 Summary Compensation Table (“SCT”) for information on the SCT data presented below.

The pay versus performance table includes information for fiscal years ended June 30, 2023, 2022, and 2021.

							Value of Initial Fixed $100 Investment Based On:
Fiscal Year	SCT Total for First PEO ($)(1)	SCT Total for Second PEO ($)(1)	CAP to First PEO ($)(2)	CAP to Second PEO ($)(2)	Average SCT Total for non-PEO NEOs ($)(1)	Average CAP to non-PEO NEOs ($)(2)	Adtalem Total Shareholder Return ($)(3)	Peer Group Total Shareholder Return ($)(3)	Net Income ($ in thousands)	Company Selected Measure: Revenue Growth (4)
2023	n/a	8,054,094	n/a	8,364,122	1,699,688	1,762,437	110	115	93,358	5.0%
2022	6,276,069	9,204,332	6,757,452	8,973,854	1,851,310	1,867,071	115	110	310,991	53.7%
2021	8,528,433	n/a	10,373,072	n/a	1,766,966	1,433,322	114	104	70,027	3.9%
(1)	Lisa W. Wardell is the First PEO for each of the years shown. Stephen W. Beard is the Second PEO for each of the years shown. The following non-PEO NEOs are included in the average amounts shown:

2023: Robert J. Phelan, Douglas G. Beck, Maurice Herrera, and Steven Tom

2022: Robert J. Phelan, Douglas G. Beck, John W. Danaher, and Maurice Herrera

2021: Robert J. Phelan, Stephen W. Beard, Douglas G. Beck, Kathy Boden-Holland, and Michael O. Randolfi

(2)	The following tables show amounts deducted from and added to the SCT total to calculate CAP. The fair value of the equity awards was determined consistent with the methodology used to determine the grant date fair value of the awards, with values changing primarily due to the change in stock price and our performance on the metrics applicable to those awards.

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Executive Compensation Tables

First PEO SCT Total to CAP Reconciliation:

Fiscal Year	SCT Total for First PEO ($)	Less: SCT Total Equity (Stock Awards + Option Awards) ($)	Plus: Fair Value as of Fiscal Year-End of Stock and Option Awards Granted in Covered Year ($)	Plus: Fair Value as of Vest Date of Stock and Option Awards Granted and Vested in Covered Year ($)	Plus: Change in Fair Value of Outstanding and Unvested Stock and Option Awards From Prior Years ($)	Plus: Change in Fair Value of Stock and Option Awards From Prior Years that Vested in the Covered Year ($)	Less: Fair Value as of Prior Fiscal Year-End of Stock and Option Awards Forfeited during the Covered Year ($)	CAP to First PEO ($)
2023	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
2022	6,276,069	(4,999,803)	5,167,325	—	190,398	123,463	—	6,757,452
2021	8,528,433	(5,785,373)	6,891,998	—	630,983	107,031	—	10,373,072

Second PEO SCT Total to CAP Reconciliation:

Fiscal Year	SCT Total for Second PEO ($)	Less: SCT Total Equity (Stock Awards + Option Awards) ($)	Plus: Fair Value as of Fiscal Year-End of Stock and Option Awards Granted in Covered Year ($)	Plus: Fair Value as of Vest Date of Stock and Option Awards Granted and Vested in Covered Year ($)	Plus: Change in Fair Value of Outstanding and Unvested Stock and Option Awards From Prior Years ($)	Plus: Change in Fair Value of Stock and Option Awards From Prior Years that Vested in the Covered Year ($)	Less: Fair Value as of Prior Fiscal Year-End of Stock and Option Awards Forfeited during the Covered Year ($)	CAP to Second PEO ($)
2023	8,054,094	(5,808,957)	6,417,116	—	(286,448)	(11,683)	—	8,364,122
2022	9,204,332	(8,019,699)	7,168,073	625,000	53,564	(57,416)	—	8,973,854
2021	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

Non-PEO NEOs Average SCT Total to Average CAP Reconciliation:

Fiscal Year	Average SCT Total for non-PEO NEOs ($)	Less: SCT Total Equity (Stock Awards + Option Awards) ($)	Plus: Fair Value as of Fiscal Year-End of Stock and Option Awards Granted in Covered Year ($)	Plus: Fair Value as of Vest Date of Stock and Option Awards Granted and Vested in Covered Year ($)	Plus: Change in Fair Value of Outstanding and Unvested Stock and Option Awards From Prior Years ($)	Plus: Change in Fair Value of Stock and Option Awards From Prior Years that Vested in the Covered Year ($)	Less: Fair Value as of Prior Fiscal Year-End of Stock and Option Awards Forfeited during the Covered Year ($)	Average CAP to non-PEO NEOs ($)
2023	1,699,688	(559,281)	617,862	—	(36,114)	40,282	—	1,762,437
2022	1,851,310	(1,047,505)	1,078,377	—	3,532	(18,643)	—	1,867,071
2021	1,766,966	(1,034,209)	1,159,225	—	58,941	22,460	(540,061)	1,433,322

(3)	Adtalem Total Shareholder Return (“TSR”) and Peer Group TSR assume a respective investment of $100 on June 30, 2020 in common stock and also assumes the reinvestment of dividends. Additionally, the Peer Group is weighted by the market capitalization of each component company. The Peer Group consists of American Public Education, Inc. (APEI), Graham Holdings Company (GHC), Grand Canyon Education, Inc. (LOPE), Laureate Education, Inc. (LAUR), Perdoceo Education Corporation (formerly known as Career Education Corporation) (PRDO), and Strategic Education, Inc. (formerly known as Strayer Education, Inc.) (STRA). It is consistent with the Peer Group described in our Form 10-K for fiscal year 2023.
(4)	Adtalem acquired Walden University on August 12, 2021 (during fiscal year 2022) and the timing of the acquisition is impacting Adtalem’s revenue growth percentages in fiscal year 2022 and 2023.

MOST IMPORTANT FINANCIAL PERFORMANCE MEASURES

Included below are the most important metrics used to link CAP to our NEOs for fiscal year 2023 and company performance.

●	Revenue Growth (which we selected as the “company selected measure” for purposes of the table set forth above
●	Revenue
●	Adjusted earnings per share
●	Adjusted EBITDA margin

Please see “Compensation Discussion & Analysis” for a description of our short-term and long-term executive compensation plans and our pay-for-performance philosophy, including more information on these performance measures and how they are taken into account in our executive compensation plans in determining compensation for our NEOs.

Adtalem Global Education Inc.	2023 Proxy Statement 65

Executive Compensation Tables

RELATIONSHIP BETWEEN “COMPENSATION ACTUALLY PAID” AND COMPANY PERFORMANCE

Below are graphs showing the relationship between CAP to our First PEO, Second PEO, and the average of the CAP to our non-PEO NEOs in 2021, 2022, and 2023 and (1) Adtalem TSR, (2) our Net Income, and (3) our Revenue Growth. In addition, the first graph below compares our TSR and peer group TSR for the indicated years.

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The foregoing disclosures related to Pay Versus Performance shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any other Adtalem filing under the Securities Act or under the Exchange Act, except to the extent that Adtalem specifically incorporates the information by reference.

EQUITY COMPENSATION PLAN INFORMATION

Adtalem currently maintains two equity compensation plans: the Amended and Restated Incentive Plan of 2005 and the Fourth Amended 2013 Incentive Plan. Adtalem’s shareholders have approved each of these plans.

The following table summarizes information, as of June 30, 2023, relating to these equity compensation plans under which Adtalem’s Common Stock is authorized for issuance.

Number of securities
	Number of		remaining available for
	securities to be	Weighted-average	future issuance under
	issued upon exercise	exercise price	equity compensation
	of outstanding	of outstanding	plans (excluding
	options, awards,	options, awards,	securities reflected
	warrants and rights	warrants and rights	in column
Plan Category	(a)(1)	(b)	(a))(c)(2)
Equity compensation plans approved by security holders	2,273,834	$36.02	2,730,474
Equity compensation plans not approved by security holders	—	—	—
Total	2,273,834	$36.02	2,730,474
(1)	The number shown in column (a) is the number of shares that may be issued upon exercise of outstanding options and other equity awards granted under the shareholder-approved Amended and Restated Incentive Plan of 2005 (3,744 shares) and the Fourth Amended 2013 Incentive Plan (2,270,090 shares).
(2)	The number shown in column (c) is the number of shares that may be issued upon exercise of options or stock appreciation rights and other equity awards granted in the future under the Fourth Amended 2013 Incentive Plan. All of the shares remaining available for the grant of future awards of options, awards, warrants, and rights are available under the Fourth Amended 2013 Incentive Plan. No new awards may be granted under the Amended and Restated Incentive Plan of 2005.

.

Adtalem Global Education Inc.	2023 Proxy Statement 67

PROPOSAL NO. 4

Determine the Frequency of Shareholder Advisory Vote Regarding Compensation Awarded to Named Executive Officers

As required by Section 14(a)(2) of the Exchange Act and the related rules of the SEC, Adtalem is seeking an advisory, non-binding shareholder vote about how often Adtalem should present a “say-on-pay” vote such as that set forth in Proposal No. 3. A say-on-pay vote provides shareholders with the opportunity to vote on compensation awarded to Adtalem’s NEOs. Although the Board recommends holding a say-on-pay vote every year, shareholders have the option to vote for one of four choices – every year, every two years, or every three years – or shareholders may abstain from voting. Shareholders are not voting to approve or disapprove the Board’s recommendation.

Adtalem’s shareholders voted on a similar proposal in 2017 with approximately 82% of the votes cast voting to hold the say-on-pay vote every year. Adtalem continues to believe that the say-on-pay vote should be conducted every year to best enable shareholders to express timely their views on Adtalem’s executive compensation program and enable the Board and the Compensation Committee to determine current shareholder sentiment and take such sentiment into account when evaluating executive compensation.

As this is an advisory vote, the result will not be binding on Adtalem or the Board, although the Board will carefully consider the outcome of this vote, along with other relevant factors, when determining the frequency of the say-on-pay vote. Notwithstanding the Board’s recommendation and the outcome of the shareholder vote, the Board may in the future decide to conduct advisory say-on-pay votes on a less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.

APPROVAL BY SHAREHOLDERS

If a quorum is present at the Annual Meeting, the frequency that receives the highest number of votes cast (i.e., a plurality) will be deemed to be the frequency recommended by the shareholders. Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote for this proposal. See, VOTING INFORMATION – Effect of Not Casting Your Vote. Also, if you are a shareholder of record and you return your proxy to us by any of the means described under the heading “Voting Instructions,” without marking any of the choices for this proposal, your shares will be voted FOR the option of “1 YEAR” as the frequency with which we will hold a say-on-pay vote.

 The Board of Directors recommends an advisory vote for the option of 1 YEAR (as opposed to every 2 years or every 3 years) as the frequency with which our shareholders are provided an advisory vote on compensation awarded to Adtalem’s named executive officers.

68 2023 Proxy Statement	Adtalem Global Education Inc.

PROPOSAL NO. 5

Amend the Company’s Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation

At the Annual Meeting, our shareholders will be asked to approve this Proposal No. 5 to amend the Company’s Restated Certificate of Incorporation (as amended to date, the “Certificate of Incorporation”), to include exculpation for certain officers of the Company (as defined by the Delaware General Corporation Law (“DGCL”)) from certain claims of breach of the fiduciary duty of care (the “Exculpation Amendment”).

Since the mid-1980’s the DGCL has permitted Delaware corporations (such as the Company) to limit or eliminate the personal liability of corporate directors for monetary damages resulting from a breach of the fiduciary duty of care, subject to certain limitations such as prohibiting exculpation for intentional misconduct or knowing violations of the law. These provisions are referred to as “exculpatory provisions” or “exculpatory protections.” Such a provision with respect to our directors already is contained in our Certificate of Incorporation.

Recently, the DGCL was amended to permit Delaware corporations to provide similar exculpatory protection for officers. This decision was due in part to the recognition that both officers and directors owe fiduciary duties to corporations; however, only directors were protected by the exculpatory provisions. In addition, Delaware courts have experienced an increase in litigation in which plaintiffs attempted to exploit the absence of protection for officers to prolong litigation and extract settlements from defendant corporations. In light of this legislative development, we are proposing to amend the existing exculpatory provision set forth in our Certificate of Incorporation to extend its protection from liability to certain of the Company’s officers in specific circumstances, as permitted by the DGCL.

As amended, the DGCL now allows corporations to protect officers, in addition to directors, from personal monetary liability under limited circumstances:

●	Exculpation is only available for breaches of the fiduciary duty of care.
●	Exculpation is not available for breaches of the fiduciary duty of loyalty (which requires officers to act in good faith for the benefit of the corporation and its shareholders and not for personal gain).
●	Exculpation is not available for acts or omissions that are not in good faith or that involve intentional misconduct or knowing violations of law.
●	Exculpation is not available for any transaction in which the officer derived an improper personal benefit.
●	Exculpation applies only to claims for monetary damages; claims against officers for equitable relief are available.
●	Exculpation is not available in connection with derivative claims by or in the right of the corporation by a shareholder.

The rationale for limiting the scope of liability of officers is to strike a balance between shareholders’ interest in accountability and their interest in the Company being able to attract and retain quality officers to work on its behalf. The Exculpation Amendment would eliminate the personal monetary liability for certain officers only in connection with direct claims brought by shareholders, subject to the limitations described above. As with the exculpatory provisions on our Certificate of Incorporation that pertain to directors, the Exculpation Amendment would not limit the liability of officers for any breach of the duty of loyalty to the Company or our shareholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit.

The Nominating & Governance Committee believes that there is a need for not only directors, but also officers, to remain free of the risk of financial ruin as a result of unintentional missteps. Further, the Nominating & Governance Committee noted that the proposed provision would not negatively affect shareholder rights. Therefore, taking into account the narrow class and type of claims for which liability would be eliminated, and the benefits the Nominating & Governance Committee believes would accrue to the Company and its shareholders in the form of an enhanced ability to attract and retain talented officers, the Nominating & Governance Committee recommended to the Board that the Certificate of Incorporation be amended to provide such exculpation to officers to the extent permitted by the DGCL.

The Board, based in part upon the recommendation of the Nominating & Governance Committee, believes that eliminating personal monetary liability for officers under certain circumstances is reasonable and appropriate. Claims against corporations for breaches of fiduciary duties are expected to continue increasing. Delaware corporations that fail to adopt officer exculpation provisions may experience a disproportionate amount of nuisance litigation and disproportionately increased costs in the form of increased director and officer liability insurance premiums, as well as diversion of management attention from the business of the corporation. A number of companies have already adopted similar exculpation provisions. Further, the Board anticipates that similar exculpation provisions are likely to be adopted by our peers and others with whom we compete for executive talent. As a result, officer exculpation provisions may become necessary for Delaware corporations to attract and retain experienced and qualified corporate officers.

Adtalem Global Education Inc.	2023 Proxy Statement 69

Proposal No. 5 Amend the Company’s Restated Certificate of Incorporation to Reflect New Delaware Law Provisions Regarding Officer Exculpation

Accordingly, the Board determined that it is in the best interests of the Company and our shareholders to amend the Certificate of Incorporation as described herein. In order to take advantage of the amendment to the DGCL described above, we must amend our Certificate of Incorporation, as the protections do not apply automatically and must be embedded in a corporation’s certificate of incorporation to be effective.

Therefore, we ask our shareholders to vote on the following resolution:

“RESOLVED, that the Company’s shareholders approve an amendment to Article TENTH (2) of the Company’s Certificate of Incorporation, which, following that amendment (if approved), shall read in its entirety as follows (proposed changes underlined and boldfaced):

“TENTH: * * *

(2) No director or officer shall be personally liable to the Corporation or any of its shareholders for monetary damage for any breach of fiduciary duty as a director or officer, except for liability (i) for breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for directors under ~~pursuant to~~ Section 174 of the GCL, ~~or~~ (iv) for any transaction from which the director or officer derived an improper personal benefit, or (v) for officers in any action by or in the right of the Corporation. Any repeal or modification of this ARTICLE TENTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modifications.”

APPROVAL BY SHAREHOLDERS

You have the option to vote FOR, AGAINST, or ABSTAIN with respect to adoption of the Exculpation Amendment. The affirmative vote of the holders of a majority of the shares outstanding on the record date for the Annual Meeting, represented in person or by proxy, will be required for the approval of the Exculpation Amendment. Abstentions and broker non-votes, if any, will be counted as votes cast AGAINST this proposal. See VOTING INFORMATION- Effect of Not Casting Your Vote. Also, If you are a shareholder of record and you return your proxy to us by any of the means described under the heading “Voting Instructions,” without marking any of the choices for this proposal, your shares will be voted FOR adoption of the Exculpation Amendment. If the Exculpation Amendment is approved by the shareholders at the Annual Meeting, it will become effective upon filing articles of amendment with the Secretary of State of the State of Delaware, which would be expected to occur shortly following the Annual Meeting. If our shareholders do not approve this Proposal No. 5, the changes described in this section will not be made.

The Board of Directors recommends a vote FOR the amendment to the Certificate of Incorporation to provide for officer exculpation as permitted by Delaware law.

70 2023 Proxy Statement	Adtalem Global Education Inc.

Voting Securities and Principal Holders

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below sets forth the number and percentage of outstanding shares of Common Stock beneficially owned by each person known by Adtalem to own beneficially more than 5% of our Common Stock, in each case as of September 22, 2023, except as otherwise noted.

	Amount and Nature of		Percentage
Name	Beneficial Ownership		Ownership(1)
BlackRock, Inc.	7,242,184	(2)	17.7%
The Vanguard Group	4,891,122	(3)	11.9%
FMR LLC	4,788,698	(4)	11.7%
Ariel Investments, LLC	3,809,879	(5)	9.3%
Dimensional Fund Advisors LP	3,766,795	(6)	9.2%
(1)	The percentage of beneficial ownership is based on 40,971,799 shares of Common Stock outstanding as of September 22, 2023.
(2)	The information shown was provided by BlackRock, Inc. in a Schedule 13G/A it filed with the SEC on January 26, 2023, indicating its beneficial ownership as of December 31, 2022 of 7,242,184 shares. BlackRock reported that it has sole voting power over 7,147,746 of these shares and sole dispositive power over all of these shares. The address of the principal business office of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.
(3)	The information shown was provided by The Vanguard Group in a Schedule 13G/A it filed with the SEC on February 9, 2023, indicating its beneficial ownership as of December 30, 2022 of 4,891,122 shares. The Vanguard Group reported that it did not have sole voting power over any of these shares, shared voting power over 59,300 of these shares, sole dispositive power over 4,787,999 of these shares and shared dispositive power over 103,123 of these shares. The address of the principal business office of The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.
(4)	The information shown was provided by FMR LLC in a Schedule 13G/A it filed with the SEC on February 9, 2023, indicating its beneficial ownership as of December 30, 2022 of 4,788,698 shares. FMR LLC reported that it has sole voting power of 4,787,561 of these shares and sole dispositive power over all of these shares. The address of the principal business office of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.
(5)	The information shown was provided by Ariel Investments, LLC in a Schedule 13G/A it filed with the SEC on February 14, 2023, indicating its beneficial ownership as of December 31, 2022 of 3,809,879 shares. Ariel Investments, LLC reported that it has sole voting power over 3,454,362 of these shares and sole dispositive power over 3,809,879 of these shares. The address of the principal business office of Ariel Investments, LLC is 200 E. Randolph Street, Suite 2900, Chicago, IL 60601.
(6)	The information shown was provided by Dimensional Fund Advisors LP in a Schedule 13G/A it filed with the SEC on February 10, 2022, indicating its beneficial ownership as of December 30, 2022 of 3,766,795 shares. Dimensional Fund Advisers reported that it has sole voting power over 3,704,931 of these shares and sole dispositive power over all of these shares. The address of the principal business office of Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, Texas 78746.

SECURITY OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

The table below sets forth the number and percentage of outstanding shares of Common Stock beneficially owned by (1) each director of Adtalem, (2) each NEO listed on page 38, and (3) all directors and executive officers of Adtalem as a group, in each case as of September 22, 2023. Adtalem believes that each individual named has sole investment and voting power with respect to the shares of Common Stock indicated as beneficially owned by such person, except as otherwise noted. Unless otherwise

Adtalem Global Education Inc.	2023 Proxy Statement 71

Voting Securities and Principal Holders

indicated, the address of each beneficial owner in the table below is care of Adtalem Global Education Inc. 500 West Monroe Street, Suite 1300, Chicago, Illinois 60661.

		Stock Options
		Exercisable as of
	Common Stock	September 22, 2023
	Beneficially	and RSUs and
	Owned Excluding	PSUs Scheduled to	Total Common
	Options, RSUs,	Vest within 60 days of	Stock Beneficially	Percentage
Name of Beneficial Owner	and PSUs(1)	September 22, 2023(1)	Owned	Ownership(2)
Non-Employee Directors
William W. Burke	10,341	2,930	13,271	*
Charles DeShazer	2,996	2,930	5,926	*
Mayur Gupta	2,612	2,930	5,542	*
Donna J. Hrinak	11,711	2,930	14,641	*
Georgette Kiser	10,948	2,930	13,878	*
Liam Krehbiel	10,000	2,930	12,930	*
Michael W. Malafronte	98,469	2,930	101,399	*
Sharon L. O’Keefe	8,132	2,930	11,062	*
Kenneth J. Phelan	12,625	2,930	15,555	*
Lisa W. Wardell	151,300	584,154	190,410	*
Named Executive Officers
Stephen W. Beard	141,326	102,005	309,199	*
Robert J. Phelan	13,165	7,932	45,988	*
Douglas G. Beck	14,110	4,137	40,794	*
Maurice Herrera	4,471	9,850	32,251	*
Steven Tom	2,071	2,650	11,093	*
All directors and executive officers as a group (21 Persons)	517,723	763,090	914,401	2.2%
*	Represents less than 1% of the outstanding Common Stock.
(1)	“Common Stock Beneficially Owned Excluding Options, RSUs, and PSUs” includes stock held in joint tenancy, stock owned as tenants in common, stock owned or held by spouse or other members of the holder’s household, and stock in which the holder either has or shares voting and/or investment power, even though the holder disclaims any beneficial interest in such stock. Options exercisable as of September 22, 2023 and RSUs and PSUs that are scheduled to vest within 60 days after September 22, 2023 are shown separately in the “Stock Options Exercisable as of September 22, 2023 and RSUs and PSUs Scheduled to Vest within 60 days of September 22, 2023” column.
(2)	In accordance with SEC rules, the securities reflected in the “Stock Options Exercisable as of September 22, 2023 and RSUs and PSUs Scheduled to Vest within 60 days of September 22, 2023” column are deemed to be outstanding for purposes of calculating the percentage of outstanding securities owned by such person but are not deemed to be outstanding for the purpose of calculating the percentage owned by any other person. The percentages of beneficial ownership set forth below are calculated as of September 22, 2023 based on outstanding shares of 40,971,799.

72 2023 Proxy Statement	Adtalem Global Education Inc.

Additional Information

VOTING INSTRUCTIONS

You may vote shares of Common Stock that you owned as of September 22, 2023, which is the record date for the Annual Meeting. You may vote the following ways:

3

BY TELEPHONE In the United States or Canada, you can vote your shares by calling 1-800-690-6903	BY INTERNET You can vote your shares online at www.proxyvote.com	BY MAIL You can vote by mail by marking, dating, and signing your proxy card or voting instruction form and returning it in the accompanying postage-paid envelope	VIRTUALLY Attend the Annual Meeting online at www.virtualshareholdermeeting. com/ATGE2023.

For telephone and internet voting, you will need the 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials.

Telephone and internet voting are available through 11:59 p.m. Eastern Time on Tuesday, November 7, 2023.

If you sign and return your proxy card but give no direction or complete the telephonic or internet voting procedures but do not specify how you want to vote your shares, the shares will be voted:

●	FOR the election of the ten nominees recommended for election to the Board;
●	FOR ratification of PwC as Adtalem’s independent registered public accounting firm for 2024;
●	FOR approval of the compensation paid to Adtalem’s named executive officers during 2023;
●	1 YEAR on the advisory vote to determine the frequency of the advisory vote to approve compensation of our named executive officers;
●	FOR the proposal to amend Adtalem’s Restated Certificate of Incorporation to allow exculpation of officers; and
●	With respect to any other matters properly presented at the Annual Meeting, the proxy committee appointed by the Board (and each of them with full powers of substitution) will vote in accordance with the Board’s recommendation, or if no recommendation is given, in their own discretion.

Attending the Annual Meeting

To join the Annual Meeting, login at www.virtualshareholdermeeting.com/ATGE2023. You will need the 16-digit control number included on your proxy card or in the instructions that accompanied your proxy materials. The Annual Meeting will begin at 8:00 a.m. Central Standard Time on November 8, 2023. Online check-in will be available beginning at 7:45 a.m. Central Standard Time to allow for shareholders to log in and test the computer audio system. Please allow ample time for the online check-in process. A replay of the Annual Meeting will also be posted on our website at www.adtalem.com for at least thirty (30) days after the meeting concludes.

Voting at the Annual Meeting

The way you vote your shares prior to the Annual Meeting will not limit your right to change your vote at the Annual Meeting if you attend virtually and vote by ballot. If you hold shares in street name and you want to vote at the Annual Meeting, you must obtain a valid legal proxy from the record holder of your shares at the close of business on the record date indicating that you were a beneficial owner of shares, as well as the number of shares of which you were the beneficial owner, on the record date, and appointing you as the record holder’s proxy to vote these shares. You should contact your bank, broker, or other intermediary for specific instructions on how to obtain a legal proxy.

Record Date

You may vote all shares of Common Stock that you owned as of the close of business on September 22, 2023, which is the record date for the Annual Meeting. On the record date, we had 40,971,799 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Adtalem Global Education Inc.	2023 Proxy Statement 73

Additional Information

Submitting A Question at the Annual Meeting

You may submit a question before the meeting or during the meeting via our virtual shareholder meeting website, www.virtualshareholdermeeting.com/ATGE2023. If your question is properly submitted, we intend to respond to your question during the Annual Meeting. Questions on similar topics will be combined and answered together.

Technical Difficulties During the Annual Meeting

If we experience technical difficulties during the Annual Meeting (e.g. a temporary or prolonged power outage), our Chairman will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later date (if the technical difficulty is more prolonged). In any situation, we will promptly notify shareholders of the decision via www.virtualshareholdermeeting.com/ATGE2023.

If you encounter technical difficulties accessing our Annual Meeting or asking questions during the Annual Meeting, a support line will be available on the login page of the virtual shareholder meeting website: www.virtualshareholdermeeting.com/ATGE2023.

Ownership of Shares

You may own shares of Common Stock in one or more of the following ways:

●	Directly in your name as the shareholder of record, including shares purchased through our Colleague Stock Purchase Plan or RSU awards issued to employees under our long-term incentive plans.
●	Indirectly through a broker, bank or other intermediary in “street name.”
●	Indirectly through the Adtalem Stock Fund of our Retirement Plan.

If your shares are registered directly in your name, you are the holder of record of these shares and we are sending proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to our tabulating agent. If you hold your shares in street name, your broker, bank, or other intermediary is sending proxy materials to you and you may direct them how to vote on your behalf by completing the voting instruction form that accompanies your proxy materials.

Revocation of Proxies

You can revoke your proxy at any time before your shares are voted at the Annual Meeting if you:

●	Submit a written revocation to our General Counsel and Corporate Secretary,
●	Submit a later-dated proxy or voting instruction form,
●	Provide subsequent telephone or internet voting instructions, or
●	Vote virtually at the Annual Meeting.

VOTING INFORMATION

Effect of Not Casting Your Vote

If you hold your shares in street name, you will receive a voting instruction form that lets you instruct your bank, broker, or other nominee how to vote your shares. Under NYSE rules, brokers are permitted to exercise discretionary voting authority on “routine” matters when voting instructions are not received from a beneficial owner ten days prior to the shareholder meeting. The only “routine” matter on this year’s Annual Meeting agenda is Proposal No. 2 (Ratify selection of PwC as independent registered public accounting firm).

If you hold your shares in street name, and you wish to have your shares voted on all matters in this Proxy Statement, please complete and return your voting instruction form. If you do not return your voting instruction form, your shares will not be voted on any matters with the exception that your broker may vote in its discretion on Proposal No. 2. If you are a shareholder of record and you do not cast your vote, your shares will not be voted on any of the proposals at the Annual Meeting, which will have no effect on the outcome of any of the proposals with the exception of Proposal No. 5, which requires the affirmative vote of the holders of a majority of the shares outstanding on the record date for the Annual Meeting.

If you are the holder of record of your shares and you return your proxy to us by any of these means outlined above under the heading “Voting Instructions” without choices for any proposal, the proxy committee appointed by the Board will vote your shares on the unmarked proposals in accordance with the Board’s recommendation. Abstentions, directions to withhold authority, and broker non-votes (when a named entity holds shares for a beneficial owner who has not provided voting instructions) will be considered present at the Annual Meeting for purposes of a quorum.

74 2023 Proxy Statement	Adtalem Global Education Inc.

Additional Information

Quorum and Required Vote

We will have a quorum and will be able to conduct the business of the Annual Meeting if the holders of a majority of the votes that shareholders are entitled to cast are present at the Annual Meeting, either virtually or by proxy. At the 2023 Annual Meeting, to elect directors and adopt the other proposals, the following votes are required under our governing documents and Delaware corporate law:

	PROPOSAL	VOTE REQUIRED	EFFECT OF ABSTENTION	EFFECT OF BROKER NON-VOTE*
1	Election of directors	Approval of the majority of shares represented at the Annual Meeting	Treated as vote against	No effect on the outcome
2	Ratify selection of PwC as independent registered public accounting firm*	Approval of the majority of shares represented at the Annual Meeting	Treated as vote against	No effect on the outcome
3	Advisory vote to approve the compensation of our named executive officers**	Approval of the majority of shares represented at the Annual Meeting	Treated as vote against	No effect on the outcome
4	Advisory vote to determine the frequency of advisory vote to approve compensation of named executive officers**	The frequency that receives the highest number of votes cast will be deemed to be the frequency selected by the shareholders	No effect on the outcome	No effect on the outcome
5	Approval of amendment to Restated Certificate of Incorporation providing for exculpation of officers	Approval of the majority of shares outstanding on the record date	Treated as vote against	Treated as vote against

*

A broker non-vote occurs when a broker submits a proxy but does not vote for an item because it is not a “routine” item and the broker has not received voting instructions from the beneficial owner. As described under “Effect of Not Casting Your Vote” above, your broker may vote in its discretion only on Proposal No. 2 (Ratify selection of PwC as independent registered public accounting firm). Because brokers are entitled to vote on Proposal No. 2 without voting instructions from the beneficial owner, there will be no broker non-votes on this proposal.

**

Advisory/Non-binding. In accordance with Adtalem’s Restated Certificate of Incorporation, a majority of the shares represented and entitled to vote at the Annual Meeting must be voted “FOR.” Notwithstanding the foregoing, Adtalem will take into account the weight of investor support for the compensation for its NEOs based on the percentage of shares that are present at the meeting or represented by proxy at the meeting and entitled to vote on the proposal that have voted “FOR” the proposal. In evaluating the weight of investor support for the compensation of Adtalem’s NEOs, abstentions will be counted as shares present at the meeting and will have the effect of a vote against the proposal. Broker non-votes will not be counted as shares entitled to vote on the matter and will have no impact on the vote’s outcome. With respect to the advisory vote on the frequency of holding the shareholder advisory vote regarding compensation awarded to the NEOs (Proposal No. 4), you may vote “1 YEAR,” “2 YEARS,” “3 YEARS,” or “ABSTAIN.” If you elect to “ABSTAIN,” the abstention does not count in the determination of which alternative receives the highest number of votes cast.

PROXY SOLICITATION

Officers and other employees of Adtalem may solicit proxies by mail, personal interview, telephone, facsimile, electronic means, or via the internet without additional compensation. None of these individuals will receive special compensation for soliciting votes, which will be performed in addition to their regular duties, and some of them may not necessarily solicit proxies. Adtalem also has made arrangements with brokerage firms, banks, record holders, and other fiduciaries to forward proxy solicitation materials to the beneficial owners of shares they hold on your behalf. Adtalem will reimburse these intermediaries for reasonable out-of-pocket expenses. We have hired Innisfree M&A Incorporated to help us distribute and solicit proxies. Adtalem will pay Innisfree $20,000 plus expenses for these services. Adtalem will pay the cost of all proxy solicitation.

SHAREHOLDER PROPOSALS FOR 2024 ANNUAL MEETING

Shareholder proposals intended to be presented at the 2024 Annual Meeting of Shareholders in reliance on Rule 14a-8 under the Exchange Act must be received by Adtalem no later than June 10, 2024, to be eligible for inclusion in the proxy statement and form of proxy for the meeting. Any such proposal also must meet the other requirements of the rules of the SEC relating to shareholder proposals. Also, under Adtalem’s By-Laws, other proposals and director nominations by shareholders that are not included in the proxy statement will be considered timely and may be eligible for presentation at that meeting only if they are received by Adtalem in the form of a written notice, directed to the attention of Adtalem’s General Counsel and Corporate Secretary, not later than August 12, 2024. The notice must contain the information required by the By-Laws.

Adtalem Global Education Inc.	2023 Proxy Statement 75

Additional Information

AVAILABILITY OF FORM 10-K

A copy of Adtalem’s 2023 Annual Report on Form 10-K (including the financial statements), as filed with the SEC, may be obtained without charge upon written request to the attention of Adtalem’s General Counsel and Corporate Secretary at Adtalem Global Education Inc., 500 West Monroe Street, Suite 1300, Chicago, IL 60661. A copy of Adtalem’s Form 10-K and other periodic filings also may be obtained on Adtalem’s investor relations website at investors.adtalem.com/financials/sec-filing and from the SEC’s EDGAR database at www.sec.gov.

HOUSEHOLDING

Adtalem delivers only one Notice of Annual Meeting and Proxy Statement and the 2023 Annual Report to multiple shareholders sharing the same address unless it has received different instructions from one or more of them. This method of delivery is known as “householding.” Householding reduces the number of mailings you receive, saves on printing and postage costs, and helps the environment. Adtalem will, upon written or oral request, promptly deliver a separate copy of the Notice of Annual Meeting and Proxy Statement and 2023 Annual Report to a shareholder at a shared address. If you would like to change your householding election, request that a single copy of this or future proxy materials be sent to your address, or request a separate copy of this or future proxy materials, you should submit this request by writing Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or calling 1-866-540-7095.

DELINQUENT SECTION 16(a) REPORTS

Under U.S. securities laws, directors, certain officers, and persons holding more than 10% of our common stock must report their initial ownership of our common stock and any changes in their ownership to the SEC. The SEC has designated specific due dates for these reports and we must identify in this Proxy Statement those persons who did not file these reports when due. Based solely on our review of copies of the reports filed with the SEC and the written representations of our directors and executive officers, we believe that all reporting requirements for fiscal year 2023 were complied with by each person who at any time during the 2023 fiscal year was a director or an executive officer or held more than 10% of our common stock except for the following: Due to the late receipt of a report, Ms. Wardell inadvertently filed a Form 4 one day late on February 3, 2023 to report the withdrawal of the cash value of phantom shares held under the Company’s nonqualified deferred compensation plan.

OTHER BUSINESS

The Board is aware of no other matter that will be presented for action at this Annual Meeting. If any other matter requiring a vote of the shareholders properly comes before the Annual Meeting, the proxy committee will vote and act according to their best judgment.

By Order of the Board of Directors

Douglas G. Beck
Senior Vice President, General Counsel, Corporate Secretary and Institutional Support Services

76 2023 Proxy Statement	Adtalem Global Education Inc.

Appendix A – Summary of Special Items Excluded for Performance Assessment

The Compensation Committee has the discretion to adjust the financial inputs used in calculating the target award percentages for the MIP and long-term incentive plans. The Compensation Committee evaluates potential adjustments using the following framework:

1.	Align treatment with shareholders’ view of results;
2.	Encourage management to make the best long-term decisions for Adtalem’s stakeholders; and
3.	Remain generally consistent with past practice.

ROIC, which is used as a performance threshold for PSUs granted in fiscal years 2021 and is expressed as a percentage, is calculated as Adjusted Net Income divided by the average of the beginning and ending balances of the summation of long-term debt and shareholders’ equity.

RECONCILIATION OF FISCAL YEAR 2023 ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER SHARE FOR PERFORMANCE ASSESSMENTS TO REPORTED NET INCOME AND EARNINGS PER SHARE

For fiscal year 2023, Adtalem’s calculation of adjusted net income, which is a performance metric factoring in ROIC and adjusted earnings per share, which is a performance metric factoring in the determination of MIP payouts, were adjusted from reported net income and earnings per share for the following special items:

●	Exclusion of restructuring expense primarily related to plans to achieve synergies with the Walden University acquisition and real estate consolidations at Walden, Medical and Veterinary, and Adtalem’s home office;
●	Exclusion of business integration expense, which includes expenses related to the Walden acquisition and certain costs related to growth transformation initiatives;
●	Exclusion of intangible amortization expense on acquired intangible assets;
●	Exclusion of gain on sale of assets for Adtalem’s Chicago, Illinois campus facility;
●	Exclusion of write-off of debt discount and issuance costs and gain on extinguishment of debt related to prepayments of debt, reserves related to significant litigation, and impairment of an equity investment; and
●	Exclusion of discontinued operations, primarily from costs related to DeVry University.
●	In addition for the determination of ROIC, the inclusion of the target net income impact related to the Financial Services segment divestiture.

The following table reconciles these adjustments to the most directly comparable GAAP information:

	in thousands	per share
Net income, as reported	$93,358	$2.05
Exclusions:
Restructuring charges (pretax)	$18,817	$0.41
Business integration expense (pretax)	$42,661	$0.94
Intangible amortization expense (pretax)	$61,239	$1.34
Gain on sale of assets (pretax)	$(13,317)	$(0.29)
Write-off of debt discount and issuance costs, gain on extinguishment of debt, litigation reserve, and investment impairment (pretax)	$19,226	$0.42
Income tax impact of above exclusions	$(31,997)	$(0.70)
Discontinued operations (after tax)	$8,394	$0.18
Net income, as adjusted for determination of MIP payout	$198,381	$4.35
Inclusion of Financial Services (target estimate)	$33,000
Net income, as adjusted for determination of ROIC	$231,381
Long-term debt and shareholders' equity:
Fiscal year 2023, as reported	$2,165,619
Fiscal year 2022, as reported	$2,364,282
Average for determination of ROIC	$2,264,951
ROIC	10.2%

Adtalem Global Education Inc.	2023 Proxy Statement A-1

Appendix A – Summary of Special Items Excluded for Performance Assessment

FISCAL YEAR 2023 FCF PER SHARE FOR PERFORMANCE ASSESSMENTS

For fiscal year 2023, Adtalem’s calculation of adjusted FCF was adjusted for the cash impact from special items (as discussed above).

(in thousands, except
per share amounts)
Net cash provided by operating activities-continuing operations	$205,684
Capital expenditures	$(37,008)
FCF	$168,676
Cash impact from special items	$25,707
Inclusion of Financial Services (target estimate)	$45,600
FCF, as adjusted for determination of FCF	$239,983
Diluted shares	$45,600
FCF per share	$5.26

RECONCILIATION OF FISCAL YEAR 2022 ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER SHARE FOR PERFORMANCE ASSESSMENTS TO REPORTED NET INCOME AND EARNINGS PER SHARE

For fiscal year 2022, Adtalem’s calculation of adjusted net income, which is a performance metric factoring in ROIC and adjusted earnings per share, which is a performance metric factoring in the determination of MIP payouts, were adjusted from reported net income and earnings per share for the following special items:

●	Exclusion of deferred revenue adjustment related to a revenue purchase accounting adjustment to record Walden University’s deferred revenue at fair value;
●	Exclusion of CEO transition costs related to acceleration of stock-based compensation expense;
●	Exclusion of restructuring expense primarily related to plans to achieve synergies with the Walden University acquisition and real estate consolidations at Medical and Veterinary and Adtalem’s home office;
●	Exclusion of business acquisition and integration expense, which includes expenses related to the Walden University acquisition;
●	Exclusion of intangible amortization expense on acquired intangible assets;
●	Exclusion of pre-acquisition interest expense, write-off of debt discount and issuance costs, and gain on extinguishment of debt, which relates to financing arrangements in connection with the Walden University acquisition and prepayment of debt;
●	Exclusion of interest savings from debt prepayments; and
●	Exclusion of discontinued operations, primarily from the operations of Financial Services and costs related to DeVry University.
●	In addition for the determination of ROIC, the inclusion of the actual net income impact related to the Financial Services segment realized within discontinued operations prior to its divestiture on March 10, 2022.

The following table reconciles these adjustments to the most directly comparable GAAP information:

	in thousands	per share
Net income, as reported	$317,705	$6.57
Exclusions:
Deferred revenue adjustment (pretax)	$8,561	$0.18
CEO transition costs (pretax)	$6,195	$0.13
Restructuring charges (pretax)	$25,628	$0.53
Business acquisition and integration expense (pretax)	$53,198	$1.09
Intangible amortization expense (pretax)	$97,274	$1.99
Pre-acquisition interest expense, write-off of debt discount and issuance costs, and gain on extinguishment of debt (pretax)	$48,804	$1.00
Debt prepayment interest savings (pretax)	$(12,420)	$(0.25)
Income tax impact of above exclusions	$(48,489)	$(0.99)
Discontinued operations (after tax)	$(347,532)	$(7.18)
Net income, as adjusted for determination of MIP payout	$148,924	$3.05
Inclusion of Financial Services	$33,070
Net income, as adjusted for determination of ROIC	$181,994
Long-term debt and shareholders' equity:
Fiscal year 2022, as reported	$2,364,282
Fiscal year 2021, as reported	$2,392,070
Average for determination of ROIC	$2,378,176
ROIC	7.7%

A-2 2023 Proxy Statement	Adtalem Global Education Inc.

Appendix A – Summary of Special Items Excluded for Performance Assessment

FISCAL YEAR 2022 FCF PER SHARE FOR PERFORMANCE ASSESSMENTS

For fiscal year 2022, Adtalem’s calculation of adjusted FCF was adjusted for the cash impact from special items (as discussed above).

(in thousands, except
per share amounts)
Net cash provided by operating activities-continuing operations	$163,825
Capital expenditures	$(31,054)
FCF	$132,771
Cash impact from special items	$48,294
Cash impact from debt prepayment interest savings	$(3,607)
Inclusion of Financial Services	$29,792
FCF, as adjusted for determination of FCF	$207,250
Diluted shares	48,804
FCF per share	$4.25

RECONCILIATION OF FISCAL YEAR 2021 ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER SHARE FOR PERFORMANCE ASSESSMENTS TO REPORTED NET INCOME AND EARNINGS PER SHARE

For fiscal year 2021, Adtalem’s calculation of adjusted net income, which is a performance metric factoring in ROIC and adjusted earnings per share, which is a performance metric factoring in the determination of MIP payouts, were adjusted from reported net income and earnings per share for the following special items:

●	Exclusion of restructuring charges primarily related to Adtalem’s home office and ACAMS real estate consolidations, and a write-down of EduPristine’s assets;
●	Exclusion of business acquisition and integration expense, which includes expenses related to the Walden University acquisition;
●	Exclusion of pre-acquisition interest expense, which relates to financing arrangements in connection with the Walden University acquisition; and
●	Exclusion of discontinued operations, primarily from the operations of Adtalem Brazil and costs related to DeVry University.

In addition, the amount of pre-acquisition debt was adjusted from the long-term debt and shareholders’ equity calculation.

The following table reconciles these adjustments to the most directly comparable GAAP information:

	in thousands	per share
Net income, as reported	$76,909	$1.49
Exclusions:
Restructuring charges (pretax)	$9,804	$0.19
Business acquisition and integration expense (pretax)	$31,593	$0.61
Pre-acquisition interest expense (pretax)	$26,746	$0.52
Income tax impact of above exclusions	$(16,501)	$(0.32)
Discontinued operations (after tax)	$25,127	$0.49
Adjusted net income	$153,678	$2.98
Long-term debt and shareholders' equity:
Fiscal year 2021, as reported	$2,392,070
Exclusion of pre-acquisition debt	$(800,000)
Fiscal year 2021, as adjusted	$1,592,070
Fiscal year 2020, as reported	$1,604,421
Average for determination of ROIC	$1,598,246
ROIC	9.6%

FISCAL YEAR 2021 FCF PER SHARE FOR PERFORMANCE ASSESSMENTS

For fiscal year 2021, Adtalem’s calculation of adjusted FCF was adjusted for the cash impact from special items (as discussed above).

(in thousands, except
per share amounts)
Net cash provided by operating activities-continuing operations	$223,158
Capital expenditures	$(48,664)
FCF	$174,494
Cash impact from special items	$17,803
FCF, as adjusted for determination of FCF	$192,297
Diluted shares	51,645
FCF per share	$3.72

Adtalem Global Education Inc.	2023 Proxy Statement A-3

Appendix A – Summary of Special Items Excluded for Performance Assessment

We believe that certain non-GAAP financial measures provide investors with useful supplemental information regarding the underlying business trends and performance of Adtalem’s ongoing operations as seen through the eyes of management and are useful for period-over-period comparisons. We use these supplemental non-GAAP financial measures internally in our assessment of performance and budgeting process. However, these non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The following are non-GAAP financial measures used in this Proxy Statement: Adjusted Earnings Per Share, Free Cash Flow Per Share, Adjusted Net Income, and Adjusted EBITDA Margin.

A-4 2023 Proxy Statement	Adtalem Global Education Inc.

CORPORATE INFORMATION

Home Office

Adtalem Global Education Inc.

500 West Monroe Street, Suite 1300

Chicago, IL 60661

312-651-1400

www.adtalem.com

Transfer Agent and Registrar

Computershare Investor Services, L.L.C.

462 South 4th Street Suite 1600

Louisville, KY 40202

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, Illinois 60606

Financial Information and Reports

Adtalem routinely issues press releases and quarterly and annual financial reports. To receive this information please write to us at: Adtalem Global Education Inc., Investor Relations, 500 West Monroe Street, Suite 1300, Chicago, IL 60661, call +1 312-906-6600, or visit the “Investor Relations” section of our website at www.adtalem.com. A copy of the Adtalem Global Education Inc. 2023 Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission will be furnished to shareholders without charge (except charges for providing exhibits) upon request to the Company. Analysts and investors seeking additional information about the Company can contact Investor Relations at +1 312-906-6600 or emailing Investor.Relations@Adtalem.com.

Investor Relations

Jay Spitzer, CFA

Vice President, Investor Relations

+1 312-906-6600

Annual Meeting

The annual meeting of shareholders of Adtalem Global Education Inc. will be held entirely online on Wednesday, November 8, 2023 at 8:00 a.m. Central Standard Time at: www.virtualshareholdermeeting.com/ATGE2023.

Annual Mailing

Holders of common stock of record at the close of business on September 22, 2023 are entitled to vote at the meeting. A notice of meeting, proxy statement, and proxy card and/or voting instructions were provided to shareholders with this Annual Report.

Common Stock

Adtalem’s stock is traded on the New York Stock Exchange and the Chicago Stock Exchange under the symbol ATGE.

Corporate Governance

To review the Company’s corporate governance guidelines, Board committee charters, and code of conduct and ethics, please visit the “Organizational Governance” section on the “About Us” page of our website at www.adtalem.com.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V23528-P98957 ADTALEM GLOBAL EDUCATION INC. ADTALEM GLOBAL EDUCATION INC. 500 WEST MONROE STREET, SUITE 1300 CHICAGO, IL 60661 2. Ratify selection of PricewaterhouseCoopers LLP as independent registered public accounting firm. 3. Say-on-pay: Advisory vote to approve the compensation of our named executive officers. 5. Amend the Company’s Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation. 4. Determine the frequency of shareholder advisory vote regarding compensation awarded to named executive officers. 1. Election of Directors 1a. Stephen W. Beard 1b. William W. Burke 1c. Mayur Gupta 1d. Donna J. Hrinak 1e. Georgette Kiser 1f. Liam Krehbiel 1g. Michael W. Malafronte 1h. Sharon L. O’Keefe 1i. Kenneth J. Phelan 1j. Lisa W. Wardell Nominees: The Board of Directors recommends that you vote FOR all of the nominees listed in Item 1. The Board of Directors recommends you vote FOR proposals 2 and 3. The Board of Directors recommends you vote FOR proposal 5. The Board of Directors recommends you vote 1 YEAR on the following proposal. Please date and sign below exactly as your name(s) appear(s) hereon. Joint owners should all sign. When signing in a representative capacity (such as for an estate, trust, corporation or partnership), please indicate title or capacity. NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof. ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! For Against Abstain For Against Abstain For Against Abstain ! ! ! 1 Year 2 Years 3 Years Abstain ! ! ! ! ! ! ! VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on November 7, 2023 for shares held directly and by 11:59 P.M. Eastern Time on November 3, 2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ATGE2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on November 7, 2023 for shares held directly and by 11:59 P.M. Eastern Time on November 3, 2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTEw

V23529-P98957 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED PREPAID ENVELOPE. (Continued and to be signed on reverse side.) PROXY PROXY ADTALEM GLOBAL EDUCATION INC. Annual Meeting of Shareholders November 8, 2023, 8:00 AM Central Standard Time Via live webcast at www.virtualshareholdermeeting.com/ATGE2023. This proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints Douglas G. Beck and Robert J. Phelan as proxies, each with the power to act alone and with full power of substitution and revocation, to represent and vote, as specified on the other side of this Proxy, all shares of Common Stock of Adtalem Global Education Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Wednesday, November 8, 2023, or any adjournment of the meeting. You can virtually attend the meeting online by visiting www.virtualshareholdermeeting.com/ATGE2023. The shares represented by this Proxy will be voted as specified. If no choice is specified, this Proxy will be voted as recommended by the Board of Directors. The proxies are authorized, in their discretion, to vote such shares upon any other business that may properly come before the Annual Meeting.